UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0304F  30 year   5.4

11:44:34 am April 24, 2003

Chris Hackel chackel@jacana

cmoproj.573

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
6A14	358,710.00	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.5000	04/30/03	30 year	6.15	358.04	325.0PSA	97:00

Price	PSA 0	PSA 100	PSA 200	PSA 325	PSA 400	PSA 500	PSA 600	PSA 700	PSA 900
96:16	5.799	5.845	6.054	6.905	7.264	7.628	7.936	8.216	8.720
96:17	5.797	5.843	6.049	6.891	7.247	7.607	7.912	8.189	8.688
96:18	5.794	5.840	6.044	6.878	7.230	7.586	7.888	8.162	8.656
96:19	5.792	5.837	6.039	6.864	7.212	7.565	7.863	8.135	8.623
96:20	5.789	5.834	6.034	6.850	7.195	7.544	7.839	8.107	8.591
96:21	5.787	5.831	6.029	6.837	7.178	7.523	7.815	8.080	8.559
96:22	5.785	5.828	6.024	6.823	7.160	7.502	7.791	8.053	8.527
96:23	5.782	5.825	6.019	6.809	7.143	7.481	7.767	8.026	8.494
96:24	5.780	5.822	6.014	6.796	7.126	7.460	7.743	7.999	8.462
96:25	5.777	5.820	6.009	6.782	7.108	7.439	7.718	7.972	8.430
96:26	5.775	5.817	6.004	6.768	7.091	7.418	7.694	7.945	8.398
96:27	5.773	5.814	5.999	6.755	7.074	7.397	7.670	7.918	8.366
96:28	5.770	5.811	5.994	6.741	7.057	7.376	7.646	7.891	8.334
96:29	5.768	5.808	5.989	6.728	7.039	7.355	7.622	7.865	8.302
96:30	5.765	5.805	5.984	6.714	7.022	7.334	7.598	7.838	8.270
96:31	5.763	5.802	5.979	6.700	7.005	7.313	7.574	7.811	8.238
97:00	5.761	5.800	5.974	6.687	6.988	7.292	7.550	7.784	8.206
97:01	5.758	5.797	5.969	6.673	6.970	7.271	7.526	7.757	8.173
97:02	5.756	5.794	5.964	6.660	6.953	7.250	7.502	7.730	8.141
97:03	5.754	5.791	5.959	6.646	6.936	7.229	7.478	7.703	8.109
97:04	5.751	5.788	5.954	6.632	6.919	7.209	7.454	7.676	8.078
97:05	5.749	5.785	5.949	6.619	6.902	7.188	7.430	7.649	8.046
97:06	5.746	5.782	5.944	6.605	6.884	7.167	7.406	7.623	8.014
97:07	5.744	5.780	5.939	6.592	6.867	7.146	7.382	7.596	7.982
97:08	5.742	5.777	5.934	6.578	6.850	7.125	7.358	7.569	7.950
97:09	5.739	5.774	5.929	6.565	6.833	7.104	7.334	7.542	7.918
97:10	5.737	5.771	5.924	6.551	6.816	7.083	7.310	7.515	7.886
97:11	5.734	5.768	5.919	6.538	6.799	7.063	7.286	7.489	7.854
97:12	5.732	5.765	5.915	6.524	6.781	7.042	7.262	7.462	7.822
97:13	5.730	5.763	5.910	6.510	6.764	7.021	7.238	7.435	7.790
97:14	5.727	5.760	5.905	6.497	6.747	7.000	7.214	7.409	7.759
97:15	5.725	5.757	5.900	6.483	6.730	6.979	7.190	7.382	7.727
Avg Life	26.519	18.812	9.244	2.676	2.058	1.675	1.449	1.290	1.078
Duration	13.427	11.232	6.435	2.359	1.861	1.533	1.333	1.192	1.001
First Pay	9/27	6/17	5/03	5/03	5/03	5/03	5/03	5/03	5/03
Last Pay	10/31	8/27	8/21	12/08	8/06	11/05	6/05	3/05	11/04

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0304F  30 year   5.4

11:44:45 am April 24, 2003

Chris Hackel chackel@jacana

cmoproj.573

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
6A15	917,000.00	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.5000	04/30/03	30 year	6.15	358.04	325.0PSA	99:08

Price	PSA 0	PSA 100	PSA 200	PSA 325	PSA 400	PSA 500	PSA 600	PSA 700	PSA 900
98:24	5.595	5.598	5.605	6.106	6.810	7.434	7.943	8.384	9.141
98:25	5.594	5.596	5.604	6.087	6.766	7.367	7.858	8.283	9.013
98:26	5.592	5.595	5.602	6.067	6.722	7.301	7.773	8.182	8.885
98:27	5.591	5.594	5.601	6.048	6.677	7.234	7.688	8.081	8.757
98:28	5.590	5.593	5.599	6.029	6.633	7.167	7.603	7.981	8.629
98:29	5.589	5.591	5.598	6.009	6.588	7.101	7.518	7.880	8.501
98:30	5.588	5.590	5.596	5.990	6.544	7.034	7.433	7.780	8.373
98:31	5.587	5.589	5.595	5.971	6.500	6.968	7.349	7.679	8.246
99:00	5.586	5.588	5.593	5.952	6.455	6.901	7.264	7.579	8.118
99:01	5.585	5.587	5.592	5.932	6.411	6.835	7.179	7.479	7.991
99:02	5.584	5.585	5.590	5.913	6.367	6.768	7.095	7.378	7.864
99:03	5.582	5.584	5.589	5.894	6.323	6.702	7.011	7.278	7.737
99:04	5.581	5.583	5.587	5.875	6.278	6.635	6.926	7.178	7.610
99:05	5.580	5.582	5.586	5.855	6.234	6.569	6.842	7.078	7.483
99:06	5.579	5.581	5.584	5.836	6.190	6.503	6.758	6.978	7.357
99:07	5.578	5.579	5.583	5.817	6.146	6.437	6.673	6.879	7.230
99:08	5.577	5.578	5.581	5.798	6.102	6.371	6.589	6.779	7.104
99:09	5.576	5.577	5.580	5.779	6.058	6.305	6.505	6.679	6.977
99:10	5.575	5.576	5.579	5.760	6.014	6.239	6.421	6.580	6.851
99:11	5.574	5.575	5.577	5.740	5.970	6.173	6.337	6.480	6.725
99:12	5.573	5.573	5.576	5.721	5.926	6.107	6.254	6.381	6.599
99:13	5.571	5.572	5.574	5.702	5.882	6.041	6.170	6.282	6.473
99:14	5.570	5.571	5.573	5.683	5.838	5.975	6.086	6.183	6.348
99:15	5.569	5.570	5.571	5.664	5.794	5.909	6.003	6.083	6.222
99:16	5.568	5.569	5.570	5.645	5.750	5.843	5.919	5.984	6.097
99:17	5.567	5.567	5.568	5.626	5.706	5.778	5.835	5.886	5.971
99:18	5.566	5.566	5.567	5.607	5.662	5.712	5.752	5.787	5.846
99:19	5.565	5.565	5.565	5.587	5.619	5.646	5.669	5.688	5.721
99:20	5.564	5.564	5.564	5.568	5.575	5.581	5.585	5.589	5.596
99:21	5.563	5.563	5.562	5.549	5.531	5.515	5.502	5.491	5.471
99:22	5.561	5.561	5.561	5.530	5.487	5.450	5.419	5.392	5.347
99:23	5.560	5.560	5.559	5.511	5.444	5.384	5.336	5.294	5.222
Avg Life	29.187	26.925	22.420	1.775	0.749	0.496	0.390	0.328	0.259
Duration	28.377	25.957	21.208	1.635	0.711	0.474	0.373	0.315	0.248
First Pay	10/31	8/27	9/21	5/03	5/03	5/03	5/03	5/03	5/03
Last Pay	3/33	3/33	3/33	2/06	6/04	1/04	12/03	10/03	9/03

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0304F  30 year   5.4

1:10:18 pm April 24, 2003

Chris Hackel chackel@jacana

cmoproj.573

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
6A17	1,000,000.00	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.5000	04/30/03	30 year	6.15	358.04	325.0PSA	98:19

Price	PSA 0	PSA 100	PSA 200	PSA 325	PSA 400	PSA 500	PSA 600	PSA 700	PSA 900
98:03	5.698	5.725	5.747	5.768	5.778	5.792	5.826	5.868	5.956
98:04	5.695	5.722	5.743	5.764	5.774	5.788	5.821	5.862	5.948
98:05	5.693	5.718	5.739	5.760	5.770	5.783	5.815	5.856	5.940
98:06	5.690	5.715	5.735	5.755	5.765	5.778	5.810	5.850	5.932
98:07	5.687	5.712	5.732	5.751	5.761	5.774	5.805	5.843	5.924
98:08	5.684	5.708	5.728	5.747	5.756	5.769	5.799	5.837	5.916
98:09	5.682	5.705	5.724	5.743	5.752	5.764	5.794	5.831	5.908
98:10	5.679	5.702	5.720	5.739	5.748	5.760	5.789	5.825	5.900
98:11	5.676	5.698	5.717	5.735	5.743	5.755	5.783	5.819	5.892
98:12	5.673	5.695	5.713	5.730	5.739	5.750	5.778	5.812	5.884
98:13	5.671	5.692	5.709	5.726	5.734	5.746	5.772	5.806	5.876
98:14	5.668	5.688	5.705	5.722	5.730	5.741	5.767	5.800	5.868
98:15	5.665	5.685	5.702	5.718	5.726	5.736	5.762	5.794	5.860
98:16	5.662	5.682	5.698	5.714	5.721	5.732	5.756	5.787	5.852
98:17	5.660	5.679	5.694	5.709	5.717	5.727	5.751	5.781	5.844
98:18	5.657	5.675	5.690	5.705	5.712	5.722	5.746	5.775	5.836
98:19	5.654	5.672	5.687	5.701	5.708	5.718	5.740	5.769	5.828
98:20	5.651	5.669	5.683	5.697	5.704	5.713	5.735	5.763	5.820
98:21	5.649	5.665	5.679	5.693	5.699	5.708	5.730	5.756	5.812
98:22	5.646	5.662	5.676	5.689	5.695	5.704	5.724	5.750	5.804
98:23	5.643	5.659	5.672	5.684	5.691	5.699	5.719	5.744	5.796
98:24	5.640	5.656	5.668	5.680	5.686	5.694	5.714	5.738	5.788
98:25	5.638	5.652	5.664	5.676	5.682	5.690	5.708	5.732	5.780
98:26	5.635	5.649	5.661	5.672	5.677	5.685	5.703	5.725	5.772
98:27	5.632	5.646	5.657	5.668	5.673	5.680	5.698	5.719	5.764
98:28	5.629	5.642	5.653	5.664	5.669	5.676	5.692	5.713	5.756
98:29	5.627	5.639	5.649	5.659	5.664	5.671	5.687	5.707	5.748
98:30	5.624	5.636	5.646	5.655	5.660	5.666	5.682	5.701	5.740
98:31	5.621	5.633	5.642	5.651	5.656	5.662	5.676	5.694	5.732
99:00	5.618	5.629	5.638	5.647	5.651	5.657	5.671	5.688	5.724
99:01	5.616	5.626	5.635	5.643	5.647	5.652	5.666	5.682	5.716
99:02	5.613	5.623	5.631	5.639	5.643	5.648	5.660	5.676	5.708
Avg Life	20.484	15.359	12.552	10.585	9.831	8.977	7.476	6.202	4.595
Duration	11.490	9.589	8.448	7.568	7.203	6.764	5.894	5.078	3.943
First Pay	5/08	5/08	5/08	5/08	5/08	5/08	5/08	3/08	3/07
Last Pay	3/33	3/33	3/33	3/33	2/33	2/33	10/32	2/30	4/09

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0304F  30 year   5.4

11:44:56 am April 24, 2003

Chris Hackel chackel@jacana

cmoproj.573

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
6A5	12,500,000.00	1.900000	0	1.000000	1ML	1.3000	0.600000	1.00000	8.50000

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
0.00000	1.9000	04/30/03	1ML30 year	6.15	358.04	325.0PSA	99:28

Price	PSA 0	PSA 100	PSA 200	PSA 325	PSA 400	PSA 500	PSA 600	PSA 700	PSA 900
99:12	1.948	1.978	2.014	2.064	2.095	2.132	2.163	2.191	2.241
99:13	1.946	1.974	2.008	2.056	2.085	2.120	2.150	2.177	2.224
99:14	1.944	1.971	2.003	2.048	2.076	2.109	2.137	2.162	2.207
99:15	1.942	1.967	1.998	2.040	2.066	2.098	2.125	2.148	2.191
99:16	1.940	1.964	1.992	2.032	2.057	2.087	2.112	2.134	2.174
99:17	1.938	1.960	1.987	2.025	2.048	2.075	2.099	2.120	2.157
99:18	1.936	1.957	1.982	2.017	2.038	2.064	2.086	2.106	2.141
99:19	1.934	1.953	1.976	2.009	2.029	2.053	2.073	2.091	2.124
99:20	1.932	1.949	1.971	2.001	2.020	2.042	2.061	2.077	2.107
99:21	1.930	1.946	1.966	1.993	2.010	2.031	2.048	2.063	2.091
99:22	1.928	1.942	1.961	1.986	2.001	2.019	2.035	2.049	2.074
99:23	1.926	1.939	1.955	1.978	1.991	2.008	2.022	2.035	2.057
99:24	1.924	1.935	1.950	1.970	1.982	1.997	2.009	2.021	2.041
99:25	1.922	1.932	1.945	1.962	1.973	1.986	1.997	2.006	2.024
99:26	1.920	1.928	1.939	1.954	1.963	1.975	1.984	1.992	2.007
99:27	1.918	1.925	1.934	1.946	1.954	1.963	1.971	1.978	1.991
99:28	1.916	1.921	1.929	1.939	1.945	1.952	1.958	1.964	1.974
99:29	1.914	1.918	1.923	1.931	1.935	1.941	1.946	1.950	1.957
99:30	1.912	1.915	1.918	1.923	1.926	1.930	1.933	1.936	1.941
99:31	1.910	1.911	1.913	1.915	1.917	1.919	1.920	1.922	1.924
100:00	1.908	1.908	1.908	1.908	1.908	1.908	1.908	1.908	1.908
100:01	1.905	1.904	1.902	1.900	1.898	1.896	1.895	1.893	1.891
100:02	1.903	1.901	1.897	1.892	1.889	1.885	1.882	1.879	1.874
100:03	1.901	1.897	1.892	1.884	1.880	1.874	1.869	1.865	1.858
100:04	1.899	1.894	1.886	1.876	1.870	1.863	1.857	1.851	1.841
100:05	1.897	1.890	1.881	1.869	1.861	1.852	1.844	1.837	1.825
100:06	1.895	1.887	1.876	1.861	1.852	1.841	1.831	1.823	1.808
100:07	1.893	1.883	1.871	1.853	1.843	1.830	1.819	1.809	1.792
100:08	1.891	1.880	1.865	1.845	1.833	1.818	1.806	1.795	1.775
100:09	1.889	1.876	1.860	1.838	1.824	1.807	1.793	1.781	1.759
100:10	1.887	1.873	1.855	1.830	1.815	1.796	1.781	1.767	1.742
100:11	1.885	1.869	1.850	1.822	1.805	1.785	1.768	1.753	1.725
Avg Life	18.958	10.430	6.564	4.300	3.546	2.929	2.555	2.295	1.942
Duration	15.336	8.955	5.905	4.014	3.355	2.800	2.455	2.214	1.882
First Pay	5/03	5/03	5/03	5/03	5/03	5/03	5/03	5/03	5/03
Last Pay	12/32	11/31	7/27	8/19	5/15	6/10	11/08	1/08	1/07

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0304F   30 year   5.4

11:45:01 am April 24, 2003

Chris Hackel chackel@jacana

cmoproj.573

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
6A6	12,500,000.00	6.60000	0	1.000000	1ML	1.3000	7.90000	-1.00000	7.90000

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
0.00000	6.6000	04/30/03	1ML30 year	6.15	358.04	325.0PSA	9:08

Price	PSA 0	PSA 100	PSA 200	PSA 325	PSA 400	PSA 500	PSA 600	PSA 700	PSA 900
8:24	86.283	81.430	76.429	69.926	65.861	60.248	54.545	48.881	37.753
8:25	85.921	81.064	76.058	69.547	65.476	59.853	54.142	48.471	37.331
8:26	85.562	80.701	75.689	69.170	65.093	59.462	53.742	48.064	36.913
8:27	85.206	80.340	75.324	68.797	64.714	59.074	53.345	47.660	36.498
8:28	84.852	79.982	74.961	68.426	64.337	58.688	52.951	47.258	36.085
8:29	84.502	79.628	74.601	68.058	63.964	58.305	52.560	46.860	35.676
8:30	84.154	79.276	74.244	67.694	63.593	57.925	52.171	46.465	35.269
8:31	83.809	78.926	73.890	67.331	63.225	57.548	51.786	46.072	34.866
9:00	83.467	78.580	73.538	66.972	62.860	57.174	51.403	45.682	34.465
9:01	83.127	78.236	73.190	66.616	62.497	56.802	51.023	45.295	34.067
9:02	82.790	77.895	72.844	66.262	62.137	56.434	50.646	44.911	33.672
9:03	82.456	77.556	72.500	65.911	61.780	56.068	50.271	44.529	33.279
9:04	82.124	77.221	72.159	65.562	61.426	55.704	49.899	44.150	32.889
9:05	81.795	76.887	71.821	65.216	61.074	55.343	49.530	43.774	32.502
9:06	81.469	76.557	71.486	64.873	60.725	54.985	49.163	43.400	32.118
9:07	81.145	76.229	71.153	64.532	60.378	54.629	48.799	43.029	31.736
9:08	80.823	75.903	70.822	64.194	60.034	54.276	48.438	42.660	31.356
9:09	80.504	75.580	70.494	63.858	59.692	53.925	48.079	42.294	30.980
9:10	80.188	75.259	70.168	63.525	59.353	53.577	47.722	41.931	30.605
9:11	79.873	74.941	69.845	63.194	59.016	53.231	47.368	41.570	30.234
9:12	79.562	74.625	69.525	62.865	58.682	52.888	47.016	41.211	29.865
9:13	79.252	74.312	69.206	62.539	58.350	52.547	46.667	40.855	29.498
9:14	78.945	74.000	68.890	62.216	58.020	52.208	46.320	40.501	29.134
9:15	78.640	73.691	68.577	61.894	57.693	51.872	45.975	40.150	28.772
9:16	78.338	73.385	68.265	61.575	57.368	51.538	45.633	39.801	28.412
9:17	78.037	73.081	67.956	61.258	57.045	51.206	45.293	39.454	28.055
9:18	77.739	72.778	67.649	60.944	56.725	50.877	44.956	39.110	27.700
9:19	77.443	72.479	67.345	60.632	56.407	50.550	44.620	38.768	27.347
9:20	77.150	72.181	67.042	60.322	56.091	50.225	44.287	38.428	26.997
9:21	76.858	71.885	66.742	60.014	55.777	49.902	43.956	38.090	26.649
9:22	76.569	71.592	66.444	59.708	55.466	49.582	43.627	37.754	26.303
9:23	76.281	71.301	66.148	59.405	55.156	49.263	43.301	37.421	25.960
Avg Life	18.958	10.430	6.564	4.300	3.546	2.929	2.555	2.295	1.942
Duration	1.045	1.031	1.016	0.993	0.976	0.950	0.928	0.911	0.885
First Pay	5/03	5/03	5/03	5/03	5/03	5/03	5/03	5/03	5/03
Last Pay	12/32	11/31	7/27	8/19	5/15	6/10	11/08	1/08	1/07

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0304F   30 year   5.4

11:44:07 am April 24, 2003

Chris Hackel chackel@jacana

cmoproj.573

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
6A9	8,425,000.00	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.5000	04/30/03	30 year	6.15	358.04	325.0PSA	97:16

Price	PSA 0	PSA 100	PSA 200	PSA 325	PSA 400	PSA 500	PSA 600	PSA 700	PSA 900
97:00	5.752	5.758	5.781	5.840	5.904	6.051	6.158	6.245	6.397
97:01	5.750	5.756	5.778	5.837	5.900	6.045	6.150	6.237	6.387
97:02	5.748	5.753	5.775	5.834	5.895	6.039	6.143	6.229	6.377
97:03	5.745	5.751	5.773	5.830	5.891	6.033	6.136	6.220	6.367
97:04	5.743	5.749	5.770	5.827	5.887	6.027	6.129	6.212	6.357
97:05	5.741	5.746	5.768	5.824	5.883	6.021	6.122	6.204	6.347
97:06	5.739	5.744	5.765	5.820	5.879	6.015	6.115	6.196	6.337
97:07	5.736	5.742	5.762	5.817	5.875	6.010	6.107	6.187	6.327
97:08	5.734	5.739	5.760	5.814	5.871	6.004	6.100	6.179	6.317
97:09	5.732	5.737	5.757	5.810	5.867	5.998	6.093	6.171	6.307
97:10	5.729	5.735	5.754	5.807	5.863	5.992	6.086	6.163	6.297
97:11	5.727	5.732	5.752	5.804	5.859	5.986	6.079	6.155	6.287
97:12	5.725	5.730	5.749	5.800	5.854	5.980	6.072	6.147	6.277
97:13	5.723	5.728	5.747	5.797	5.850	5.975	6.065	6.138	6.267
97:14	5.720	5.725	5.744	5.794	5.846	5.969	6.057	6.130	6.257
97:15	5.718	5.723	5.741	5.790	5.842	5.963	6.050	6.122	6.247
97:16	5.716	5.721	5.739	5.787	5.838	5.957	6.043	6.114	6.237
97:17	5.714	5.718	5.736	5.784	5.834	5.951	6.036	6.106	6.227
97:18	5.711	5.716	5.734	5.780	5.830	5.945	6.029	6.098	6.217
97:19	5.709	5.713	5.731	5.777	5.826	5.939	6.022	6.089	6.207
97:20	5.707	5.711	5.728	5.774	5.822	5.934	6.015	6.081	6.197
97:21	5.704	5.709	5.726	5.770	5.818	5.928	6.008	6.073	6.187
97:22	5.702	5.706	5.723	5.767	5.814	5.922	6.001	6.065	6.177
97:23	5.700	5.704	5.721	5.764	5.810	5.916	5.993	6.057	6.167
97:24	5.698	5.702	5.718	5.760	5.805	5.910	5.986	6.049	6.157
97:25	5.695	5.699	5.715	5.757	5.801	5.904	5.979	6.040	6.147
97:26	5.693	5.697	5.713	5.754	5.797	5.899	5.972	6.032	6.137
97:27	5.691	5.695	5.710	5.750	5.793	5.893	5.965	6.024	6.127
97:28	5.689	5.693	5.708	5.747	5.789	5.887	5.958	6.016	6.117
97:29	5.686	5.690	5.705	5.744	5.785	5.881	5.951	6.008	6.107
97:30	5.684	5.688	5.702	5.741	5.781	5.875	5.944	6.000	6.097
97:31	5.682	5.686	5.700	5.737	5.777	5.870	5.937	5.992	6.087
Avg Life	29.417	27.378	21.996	14.740	10.965	6.748	5.329	4.551	3.631
Duration	14.060	13.641	12.230	9.603	7.815	5.462	4.480	3.906	3.192
First Pay	3/32	1/28	5/20	7/13	11/10	2/09	2/08	7/07	9/06
Last Pay	3/33	3/33	3/33	3/33	3/33	5/11	3/09	3/08	3/07

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

M0304RELO   30 year   5.5

2:04:07 pm March 31, 2003

Eric Douphars douphaer@fiunmr45

cmoproj.564

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
7A1AA	20,441,000.00	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.5000	04/30/03	30 year	5.81	358.00	375.0PSA	102:11

Price	CPR 7.00	CPR 10.00	CPR 15.00	CPR 20.00	CPR 30.00	CPR 40.00	CPR 50.00	CPR 60.00	CPR 70.00
101:27	5.149	5.041	4.847	4.637	4.179	3.657	3.050	2.322	1.408
101:28	5.143	5.034	4.837	4.624	4.159	3.631	3.015	2.277	1.350
101:29	5.137	5.027	4.827	4.611	4.140	3.604	2.980	2.233	1.293
101:30	5.131	5.020	4.817	4.599	4.121	3.578	2.946	2.188	1.236
101:31	5.126	5.012	4.807	4.586	4.102	3.552	2.911	2.144	1.179
102:00	5.120	5.005	4.797	4.573	4.083	3.525	2.876	2.099	1.122
102:01	5.114	4.998	4.787	4.560	4.064	3.499	2.842	2.054	1.065
102:02	5.108	4.991	4.777	4.547	4.045	3.473	2.807	2.010	1.008
102:03	5.103	4.984	4.767	4.535	4.026	3.446	2.773	1.965	0.951
102:04	5.097	4.976	4.757	4.522	4.006	3.420	2.738	1.921	0.894
102:05	5.091	4.969	4.747	4.509	3.987	3.394	2.704	1.877	0.838
102:06	5.086	4.962	4.738	4.496	3.968	3.368	2.669	1.832	0.781
102:07	5.080	4.955	4.728	4.483	3.949	3.342	2.635	1.788	0.724
102:08	5.074	4.948	4.718	4.471	3.930	3.315	2.600	1.743	0.667
102:09	5.068	4.940	4.708	4.458	3.911	3.289	2.566	1.699	0.611
102:10	5.063	4.933	4.698	4.445	3.892	3.263	2.531	1.655	0.554
102:11	5.057	4.926	4.688	4.433	3.873	3.237	2.497	1.611	0.498
102:12	5.051	4.919	4.678	4.420	3.854	3.211	2.463	1.566	0.441
102:13	5.046	4.912	4.668	4.407	3.835	3.185	2.428	1.522	0.385
102:14	5.040	4.904	4.659	4.394	3.816	3.159	2.394	1.478	0.328
102:15	5.034	4.897	4.649	4.382	3.797	3.133	2.360	1.434	0.272
102:16	5.029	4.890	4.639	4.369	3.778	3.106	2.325	1.390	0.215
102:17	5.023	4.883	4.629	4.356	3.759	3.080	2.291	1.346	0.159
102:18	5.017	4.876	4.619	4.344	3.740	3.054	2.257	1.302	0.103
102:19	5.011	4.869	4.610	4.331	3.721	3.028	2.223	1.258	0.047
102:20	5.006	4.861	4.600	4.318	3.702	3.002	2.188	1.214	-0.010
102:21	5.000	4.854	4.590	4.306	3.684	2.976	2.154	1.170	-0.066
102:22	4.994	4.847	4.580	4.293	3.665	2.950	2.120	1.126	-0.122
102:23	4.989	4.840	4.570	4.280	3.646	2.925	2.086	1.082	-0.178
102:24	4.983	4.833	4.561	4.268	3.627	2.899	2.052	1.038	-0.234
102:25	4.977	4.826	4.551	4.255	3.608	2.873	2.018	0.994	-0.290
102:26	4.972	4.819	4.541	4.242	3.589	2.847	1.984	0.951	-0.346
Avg Life	6.998	5.235	3.584	2.676	1.721	1.224	0.915	0.702	0.543
Duration	5.330	4.235	3.085	2.389	1.600	1.164	0.884	0.687	0.538
First Pay	5/03	5/03	5/03	5/03	5/03	5/03	5/03	5/03	5/03
Last Pay	6/21	7/17	3/13	9/10	12/07	8/06	10/05	3/05	10/04

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

M0304RELO   30 year   5.5

2:04:59 pm March 31, 2003

Eric Douphars douphaer@fiunmr45

cmoproj.564

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
7A1AA	20,441,000.00	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.5000	04/30/03	30 year	5.81	358.00	375.0PSA	102:11

Price	PSA 150	PSA 200	PSA 250	PSA 300	PSA 375	PSA 500	PSA 600	PSA 750	PSA 1000
101:27	5.139	5.065	4.993	4.924	4.826	4.679	4.573	4.428	4.218
101:28	5.133	5.058	4.985	4.915	4.816	4.667	4.559	4.412	4.199
101:29	5.128	5.051	4.977	4.906	4.806	4.654	4.545	4.397	4.180
101:30	5.122	5.044	4.969	4.897	4.796	4.642	4.531	4.381	4.162
101:31	5.116	5.037	4.961	4.888	4.786	4.630	4.517	4.365	4.143
102:00	5.110	5.030	4.953	4.880	4.775	4.617	4.504	4.349	4.124
102:01	5.104	5.024	4.946	4.871	4.765	4.605	4.490	4.334	4.106
102:02	5.098	5.017	4.938	4.862	4.755	4.593	4.476	4.318	4.087
102:03	5.092	5.010	4.930	4.853	4.745	4.581	4.462	4.302	4.068
102:04	5.086	5.003	4.922	4.844	4.734	4.568	4.449	4.286	4.050
102:05	5.081	4.996	4.914	4.835	4.724	4.556	4.435	4.271	4.031
102:06	5.075	4.989	4.906	4.826	4.714	4.544	4.421	4.255	4.012
102:07	5.069	4.982	4.898	4.818	4.704	4.532	4.408	4.239	3.994
102:08	5.063	4.975	4.890	4.809	4.694	4.519	4.394	4.224	3.975
102:09	5.057	4.968	4.882	4.800	4.683	4.507	4.380	4.208	3.957
102:10	5.051	4.962	4.875	4.791	4.673	4.495	4.366	4.192	3.938
102:11	5.045	4.955	4.867	4.782	4.663	4.483	4.353	4.177	3.919
102:12	5.040	4.948	4.859	4.773	4.653	4.471	4.339	4.161	3.901
102:13	5.034	4.941	4.851	4.765	4.643	4.458	4.325	4.145	3.882
102:14	5.028	4.934	4.843	4.756	4.633	4.446	4.312	4.130	3.864
102:15	5.022	4.927	4.835	4.747	4.622	4.434	4.298	4.114	3.845
102:16	5.016	4.920	4.827	4.738	4.612	4.422	4.284	4.098	3.827
102:17	5.010	4.913	4.820	4.729	4.602	4.410	4.271	4.083	3.808
102:18	5.005	4.907	4.812	4.721	4.592	4.397	4.257	4.067	3.790
102:19	4.999	4.900	4.804	4.712	4.582	4.385	4.244	4.051	3.771
102:20	4.993	4.893	4.796	4.703	4.572	4.373	4.230	4.036	3.753
102:21	4.987	4.886	4.788	4.694	4.562	4.361	4.216	4.020	3.734
102:22	4.981	4.879	4.780	4.685	4.552	4.349	4.203	4.005	3.716
102:23	4.976	4.872	4.773	4.677	4.541	4.337	4.189	3.989	3.697
102:24	4.970	4.866	4.765	4.668	4.531	4.325	4.175	3.973	3.679
102:25	4.964	4.859	4.757	4.659	4.521	4.312	4.162	3.958	3.660
102:26	4.958	4.852	4.749	4.650	4.511	4.300	4.148	3.942	3.642
Avg Life	6.653	5.419	4.594	4.009	3.400	2.766	2.440	2.104	1.753
Duration	5.202	4.425	3.864	3.446	2.989	2.490	2.222	1.940	1.637
First Pay	5/03	5/03	5/03	5/03	5/03	5/03	5/03	5/03	5/03
Last Pay	7/19	7/16	4/14	9/12	12/10	3/09	4/08	5/07	6/06

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0304G   30 year   5.4

3:57:38 pm April 14, 2003

Chris Hackel chackel@jacana

cmoproj.564

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
7A1	19,542,000.00	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.5000	04/30/03	30 year	5.84	359.00	375.0PSA	102:14

Price	PSA 50	PSA 100	PSA 200	PSA 375	PSA 400	PSA 500	PSA 600	PSA 700	PSA 900
101:30	5.275	5.199	5.043	4.796	4.765	4.645	4.537	4.438	4.261
101:31	5.271	5.194	5.036	4.786	4.754	4.633	4.523	4.423	4.243
102:00	5.267	5.190	5.029	4.776	4.743	4.621	4.510	4.408	4.226
102:01	5.263	5.185	5.023	4.766	4.733	4.609	4.496	4.393	4.209
102:02	5.260	5.180	5.016	4.755	4.722	4.596	4.482	4.378	4.191
102:03	5.256	5.175	5.009	4.745	4.711	4.584	4.469	4.363	4.174
102:04	5.252	5.170	5.002	4.735	4.701	4.572	4.455	4.348	4.157
102:05	5.248	5.165	4.995	4.725	4.690	4.560	4.441	4.333	4.139
102:06	5.244	5.161	4.988	4.715	4.680	4.548	4.428	4.318	4.122
102:07	5.240	5.156	4.981	4.704	4.669	4.535	4.414	4.303	4.105
102:08	5.237	5.151	4.974	4.694	4.658	4.523	4.401	4.288	4.087
102:09	5.233	5.146	4.967	4.684	4.648	4.511	4.387	4.273	4.070
102:10	5.229	5.141	4.960	4.674	4.637	4.499	4.373	4.258	4.053
102:11	5.225	5.136	4.953	4.664	4.627	4.487	4.360	4.243	4.035
102:12	5.221	5.132	4.947	4.654	4.616	4.474	4.346	4.229	4.018
102:13	5.217	5.127	4.940	4.643	4.605	4.462	4.333	4.214	4.001
102:14	5.214	5.122	4.933	4.633	4.595	4.450	4.319	4.199	3.984
102:15	5.210	5.117	4.926	4.623	4.584	4.438	4.305	4.184	3.966
102:16	5.206	5.112	4.919	4.613	4.574	4.426	4.292	4.169	3.949
102:17	5.202	5.108	4.912	4.603	4.563	4.414	4.278	4.154	3.932
102:18	5.198	5.103	4.905	4.593	4.553	4.402	4.265	4.139	3.915
102:19	5.195	5.098	4.899	4.583	4.542	4.389	4.251	4.124	3.898
102:20	5.191	5.093	4.892	4.573	4.531	4.377	4.238	4.110	3.880
102:21	5.187	5.088	4.885	4.562	4.521	4.365	4.224	4.095	3.863
102:22	5.183	5.084	4.878	4.552	4.510	4.353	4.210	4.080	3.846
102:23	5.179	5.079	4.871	4.542	4.500	4.341	4.197	4.065	3.829
102:24	5.176	5.074	4.864	4.532	4.489	4.329	4.183	4.050	3.812
102:25	5.172	5.069	4.857	4.522	4.479	4.317	4.170	4.035	3.795
102:26	5.168	5.064	4.851	4.512	4.468	4.305	4.156	4.020	3.777
102:27	5.164	5.060	4.844	4.502	4.458	4.293	4.143	4.006	3.760
102:28	5.160	5.055	4.837	4.492	4.447	4.281	4.129	3.991	3.743
102:29	5.157	5.050	4.830	4.482	4.437	4.268	4.116	3.976	3.726
Avg Life	11.862	8.589	5.401	3.400	3.246	2.775	2.454	2.219	1.895
Duration	7.970	6.316	4.418	2.992	2.873	2.499	2.236	2.039	1.762
First Pay	5/03	5/03	5/03	5/03	5/03	5/03	5/03	5/03	5/03
Last Pay	10/27	6/23	5/16	11/10	5/10	2/09	3/08	8/07	10/06

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0304G   30 year   5.4

11:48:56 am April 24, 2003

Chris Hackel chackel@jacana

cmoproj.573

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
7A2	3,765,170.79	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.5000	04/30/03	30 year	5.84	359.00	375.0PSA	96:28

Price	PSA 50	PSA 100	PSA 200	PSA 375	PSA 400	PSA 500	PSA 600	PSA 700	PSA 900
96:12	5.800	5.818	5.865	5.947	5.985	6.004	6.086	6.173	6.266
96:13	5.798	5.816	5.862	5.944	5.981	6.000	6.081	6.167	6.259
96:14	5.796	5.813	5.859	5.940	5.976	5.995	6.076	6.161	6.252
96:15	5.793	5.811	5.856	5.936	5.972	5.991	6.070	6.155	6.246
96:16	5.791	5.808	5.853	5.932	5.968	5.987	6.065	6.150	6.239
96:17	5.789	5.806	5.850	5.929	5.964	5.983	6.060	6.144	6.232
96:18	5.786	5.803	5.847	5.925	5.960	5.978	6.055	6.138	6.225
96:19	5.784	5.801	5.844	5.921	5.956	5.974	6.050	6.132	6.218
96:20	5.782	5.798	5.841	5.917	5.952	5.970	6.045	6.126	6.211
96:21	5.779	5.796	5.838	5.913	5.948	5.965	6.040	6.120	6.204
96:22	5.777	5.793	5.835	5.910	5.943	5.961	6.035	6.114	6.198
96:23	5.775	5.791	5.832	5.906	5.939	5.957	6.030	6.108	6.191
96:24	5.773	5.788	5.830	5.902	5.935	5.952	6.024	6.102	6.184
96:25	5.770	5.786	5.827	5.899	5.931	5.948	6.019	6.096	6.177
96:26	5.768	5.783	5.824	5.895	5.927	5.944	6.014	6.090	6.170
96:27	5.766	5.781	5.821	5.891	5.923	5.939	6.009	6.084	6.163
96:28	5.763	5.778	5.818	5.887	5.919	5.935	6.004	6.078	6.156
96:29	5.761	5.776	5.815	5.884	5.915	5.931	5.999	6.072	6.150
96:30	5.759	5.774	5.812	5.880	5.911	5.927	5.994	6.066	6.143
96:31	5.756	5.771	5.809	5.876	5.907	5.922	5.989	6.060	6.136
97:00	5.754	5.769	5.806	5.872	5.902	5.918	5.984	6.054	6.129
97:01	5.752	5.766	5.803	5.869	5.898	5.914	5.979	6.048	6.122
97:02	5.749	5.764	5.800	5.865	5.894	5.909	5.974	6.043	6.115
97:03	5.747	5.761	5.797	5.861	5.890	5.905	5.969	6.037	6.109
97:04	5.745	5.759	5.794	5.857	5.886	5.901	5.964	6.031	6.102
97:05	5.742	5.756	5.791	5.854	5.882	5.897	5.958	6.025	6.095
97:06	5.740	5.754	5.788	5.850	5.878	5.892	5.953	6.019	6.088
97:07	5.738	5.751	5.786	5.846	5.874	5.888	5.948	6.013	6.081
97:08	5.736	5.749	5.783	5.843	5.870	5.884	5.943	6.007	6.075
97:09	5.733	5.746	5.780	5.839	5.866	5.880	5.938	6.001	6.068
97:10	5.731	5.744	5.777	5.835	5.862	5.875	5.933	5.995	6.061
97:11	5.729	5.741	5.774	5.831	5.857	5.871	5.928	5.989	6.054
Avg Life	28.746	24.521	18.176	12.546	11.002	10.341	8.251	6.777	5.694
Duration	13.883	12.908	10.925	8.587	7.827	7.483	6.315	5.409	4.696
First Pay	10/30	6/23	5/16	11/11	11/10	5/10	2/09	3/08	8/07
Last Pay	3/33	3/33	3/33	3/33	3/33	3/33	3/33	1/33	3/31

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0304H   30 year   6.8

11:54:35 am April 24, 2003

Chris Hackel chackel@jacana

cmoproj.573

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
8A3	127,130.00	5.00000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.0000	04/30/03	30 year	5.64	177.34	325.0PSA	97:00

Price	PSA 0	PSA 100	PSA 200	PSA 325	PSA 400	PSA 500	PSA 600	PSA 700	PSA 900
96:16	5.377	5.388	5.411	5.457	5.494	5.551	5.615	5.684	5.837
96:17	5.373	5.385	5.407	5.453	5.490	5.546	5.609	5.678	5.829
96:18	5.370	5.381	5.403	5.449	5.485	5.541	5.603	5.671	5.821
96:19	5.367	5.378	5.400	5.445	5.481	5.536	5.598	5.665	5.813
96:20	5.364	5.375	5.396	5.441	5.476	5.531	5.592	5.659	5.805
96:21	5.360	5.371	5.393	5.437	5.472	5.526	5.586	5.652	5.797
96:22	5.357	5.368	5.389	5.433	5.468	5.521	5.581	5.646	5.789
96:23	5.354	5.364	5.385	5.429	5.463	5.516	5.575	5.640	5.782
96:24	5.351	5.361	5.382	5.425	5.459	5.511	5.569	5.633	5.774
96:25	5.347	5.358	5.378	5.421	5.454	5.506	5.564	5.627	5.766
96:26	5.344	5.354	5.375	5.417	5.450	5.501	5.558	5.621	5.758
96:27	5.341	5.351	5.371	5.413	5.445	5.496	5.553	5.614	5.750
96:28	5.338	5.348	5.367	5.409	5.441	5.491	5.547	5.608	5.742
96:29	5.334	5.344	5.364	5.405	5.437	5.486	5.541	5.602	5.734
96:30	5.331	5.341	5.360	5.401	5.432	5.481	5.536	5.595	5.727
96:31	5.328	5.338	5.357	5.396	5.428	5.476	5.530	5.589	5.719
97:00	5.325	5.334	5.353	5.392	5.423	5.471	5.524	5.583	5.711
97:01	5.321	5.331	5.350	5.388	5.419	5.466	5.519	5.576	5.703
97:02	5.318	5.327	5.346	5.384	5.414	5.461	5.513	5.570	5.695
97:03	5.315	5.324	5.342	5.380	5.410	5.456	5.508	5.564	5.687
97:04	5.312	5.321	5.339	5.376	5.406	5.451	5.502	5.557	5.680
97:05	5.308	5.317	5.335	5.372	5.401	5.446	5.496	5.551	5.672
97:06	5.305	5.314	5.332	5.368	5.397	5.441	5.491	5.545	5.664
97:07	5.302	5.311	5.328	5.364	5.392	5.436	5.485	5.539	5.656
97:08	5.299	5.307	5.324	5.360	5.388	5.431	5.479	5.532	5.648
97:09	5.295	5.304	5.321	5.356	5.384	5.426	5.474	5.526	5.640
97:10	5.292	5.301	5.317	5.352	5.379	5.421	5.468	5.520	5.633
97:11	5.289	5.297	5.314	5.348	5.375	5.416	5.463	5.513	5.625
97:12	5.286	5.294	5.310	5.344	5.370	5.411	5.457	5.507	5.617
97:13	5.283	5.291	5.307	5.340	5.366	5.406	5.451	5.501	5.609
97:14	5.279	5.287	5.303	5.336	5.362	5.401	5.446	5.495	5.601
97:15	5.276	5.284	5.299	5.332	5.357	5.396	5.440	5.488	5.594
Avg Life	14.248	13.564	12.403	10.549	9.444	8.126	7.019	6.107	4.745
Duration	9.882	9.548	8.949	7.915	7.257	6.432	5.703	5.076	4.089
First Pay	12/16	9/15	11/13	8/11	7/10	6/09	8/08	12/07	2/07
Last Pay	5/18	5/18	5/18	5/18	5/18	5/18	5/18	3/18	4/11

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0304H   30 year   6.8

1:32:34 pm April 24, 2003

Chris Hackel chackel@jacana

cmoproj.573

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
8A4	20,000,000.50	4.75000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	4.7500	04/30/03	30 year	5.64	177.34	325.0PSA	101:06

Price	PSA 0	PSA 100	PSA 200	PSA 325	PSA 400	PSA 500	PSA 600	PSA 700	PSA 900
100:22	4.644	4.609	4.572	4.524	4.494	4.456	4.418	4.380	4.309
100:23	4.640	4.604	4.565	4.515	4.485	4.445	4.406	4.367	4.294
100:24	4.635	4.598	4.558	4.507	4.476	4.435	4.394	4.355	4.279
100:25	4.630	4.592	4.551	4.498	4.466	4.424	4.382	4.342	4.264
100:26	4.625	4.586	4.544	4.490	4.457	4.414	4.371	4.329	4.249
100:27	4.621	4.580	4.537	4.482	4.448	4.403	4.359	4.316	4.233
100:28	4.616	4.575	4.530	4.473	4.438	4.393	4.347	4.303	4.218
100:29	4.611	4.569	4.523	4.465	4.429	4.382	4.336	4.290	4.203
100:30	4.607	4.563	4.517	4.456	4.420	4.372	4.324	4.278	4.188
100:31	4.602	4.557	4.510	4.448	4.411	4.361	4.312	4.265	4.173
101:00	4.597	4.551	4.503	4.440	4.401	4.351	4.301	4.252	4.158
101:01	4.592	4.546	4.496	4.431	4.392	4.340	4.289	4.239	4.143
101:02	4.588	4.540	4.489	4.423	4.383	4.330	4.277	4.226	4.128
101:03	4.583	4.534	4.482	4.414	4.373	4.319	4.266	4.214	4.113
101:04	4.578	4.528	4.475	4.406	4.364	4.309	4.254	4.201	4.098
101:05	4.574	4.523	4.468	4.398	4.355	4.298	4.242	4.188	4.083
101:06	4.569	4.517	4.461	4.389	4.346	4.288	4.231	4.175	4.068
101:07	4.564	4.511	4.454	4.381	4.336	4.277	4.219	4.162	4.053
101:08	4.560	4.505	4.448	4.372	4.327	4.267	4.208	4.150	4.039
101:09	4.555	4.500	4.441	4.364	4.318	4.256	4.196	4.137	4.024
101:10	4.550	4.494	4.434	4.356	4.309	4.246	4.184	4.124	4.009
101:11	4.546	4.488	4.427	4.347	4.299	4.235	4.173	4.111	3.994
101:12	4.541	4.482	4.420	4.339	4.290	4.225	4.161	4.099	3.979
101:13	4.536	4.477	4.413	4.331	4.281	4.215	4.150	4.086	3.964
101:14	4.532	4.471	4.406	4.322	4.272	4.204	4.138	4.073	3.949
101:15	4.527	4.465	4.399	4.314	4.262	4.194	4.126	4.061	3.934
101:16	4.522	4.459	4.393	4.306	4.253	4.183	4.115	4.048	3.919
101:17	4.518	4.454	4.386	4.297	4.244	4.173	4.103	4.035	3.904
101:18	4.513	4.448	4.379	4.289	4.235	4.163	4.092	4.022	3.889
101:19	4.508	4.442	4.372	4.281	4.225	4.152	4.080	4.010	3.875
101:20	4.504	4.437	4.365	4.272	4.216	4.142	4.069	3.997	3.860
101:21	4.499	4.431	4.358	4.264	4.207	4.131	4.057	3.984	3.845
Avg Life	8.430	6.639	5.380	4.295	3.821	3.329	2.953	2.659	2.232
Duration	6.561	5.345	4.462	3.675	3.320	2.943	2.647	2.410	2.056
First Pay	5/03	5/03	5/03	5/03	5/03	5/03	5/03	5/03	5/03
Last Pay	5/18	5/18	5/18	5/18	5/18	5/18	5/18	5/18	4/11

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0304B   30 year   4.8

6:10:35 pm April 14, 2003

Chris Hackel chackel@jacana

cmoproj.569

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
CA1	5,416,666.00	8.00000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	8.0000	04/30/03	30 year	5.70	178.00	325.0PSA	109:14

Price	PSA 0	PSA 100	PSA 200	PSA 325	PSA 400	PSA 500	PSA 600	PSA 700	PSA 900
108:30	6.553	6.229	5.888	5.449	5.183	4.830	4.482	4.140	3.479
108:31	6.548	6.223	5.881	5.441	5.174	4.820	4.471	4.128	3.464
109:00	6.543	6.218	5.875	5.433	5.165	4.810	4.460	4.115	3.450
109:01	6.538	6.212	5.868	5.424	5.156	4.800	4.448	4.103	3.436
109:02	6.533	6.206	5.861	5.416	5.147	4.790	4.437	4.091	3.422
109:03	6.528	6.200	5.854	5.408	5.138	4.780	4.426	4.079	3.407
109:04	6.524	6.194	5.847	5.400	5.129	4.770	4.415	4.067	3.393
109:05	6.519	6.188	5.840	5.392	5.120	4.760	4.404	4.054	3.379
109:06	6.514	6.183	5.833	5.384	5.111	4.750	4.393	4.042	3.365
109:07	6.509	6.177	5.827	5.375	5.102	4.740	4.382	4.030	3.351
109:08	6.504	6.171	5.820	5.367	5.093	4.730	4.370	4.018	3.336
109:09	6.499	6.165	5.813	5.359	5.084	4.719	4.359	4.006	3.322
109:10	6.494	6.159	5.806	5.351	5.075	4.709	4.348	3.994	3.308
109:11	6.490	6.154	5.799	5.343	5.066	4.699	4.337	3.981	3.294
109:12	6.485	6.148	5.792	5.335	5.057	4.689	4.326	3.969	3.280
109:13	6.480	6.142	5.786	5.326	5.049	4.679	4.315	3.957	3.265
109:14	6.475	6.136	5.779	5.318	5.040	4.669	4.304	3.945	3.251
109:15	6.470	6.130	5.772	5.310	5.031	4.659	4.293	3.933	3.237
109:16	6.465	6.125	5.765	5.302	5.022	4.649	4.282	3.921	3.223
109:17	6.461	6.119	5.758	5.294	5.013	4.639	4.271	3.909	3.209
109:18	6.456	6.113	5.752	5.286	5.004	4.629	4.260	3.897	3.195
109:19	6.451	6.107	5.745	5.278	4.995	4.619	4.249	3.884	3.180
109:20	6.446	6.101	5.738	5.270	4.986	4.609	4.237	3.872	3.166
109:21	6.441	6.096	5.731	5.261	4.977	4.599	4.226	3.860	3.152
109:22	6.437	6.090	5.724	5.253	4.968	4.589	4.215	3.848	3.138
109:23	6.432	6.084	5.718	5.245	4.959	4.579	4.204	3.836	3.124
109:24	6.427	6.078	5.711	5.237	4.950	4.569	4.193	3.824	3.110
109:25	6.422	6.073	5.704	5.229	4.941	4.559	4.182	3.812	3.096
109:26	6.417	6.067	5.697	5.221	4.933	4.550	4.171	3.800	3.082
109:27	6.412	6.061	5.691	5.213	4.924	4.540	4.160	3.788	3.068
109:28	6.408	6.055	5.684	5.205	4.915	4.530	4.149	3.776	3.053
109:29	6.403	6.050	5.677	5.197	4.906	4.520	4.138	3.764	3.039
Avg Life	8.476	6.651	5.372	4.272	3.793	3.297	2.918	2.622	2.192
Duration	5.876	4.899	4.166	3.489	3.175	2.835	2.562	2.340	2.003
First Pay	5/03	5/03	5/03	5/03	5/03	5/03	5/03	5/03	5/03
Last Pay	3/18	3/18	3/18	3/18	3/18	3/18	2/18	2/18	4/11

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0304A   30 year   5.7

3:29:35 pm April 14, 2003

Chris Hackel chackel@jacana

cmoproj.564

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
1A1	96,379,000.00	5.75000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.7500	04/29/03	30 year	6.11	358.00	300.0PSA	100:27

Price	PSA 50	PSA 100	PSA 325	PSA 400	PSA 500	PSA 600	PSA 700	PSA 800	PSA 900
100:11	5.736	5.719	5.638	5.612	5.577	5.543	5.510	5.478	5.449
100:12	5.732	5.714	5.631	5.603	5.567	5.531	5.497	5.464	5.433
100:13	5.728	5.710	5.623	5.594	5.556	5.520	5.484	5.449	5.417
100:14	5.725	5.706	5.615	5.585	5.546	5.508	5.470	5.435	5.401
100:15	5.721	5.701	5.607	5.576	5.536	5.496	5.457	5.420	5.386
100:16	5.718	5.697	5.600	5.567	5.525	5.484	5.444	5.406	5.370
100:17	5.714	5.693	5.592	5.559	5.515	5.472	5.431	5.391	5.354
100:18	5.711	5.689	5.584	5.550	5.505	5.461	5.418	5.377	5.338
100:19	5.707	5.684	5.577	5.541	5.494	5.449	5.405	5.362	5.322
100:20	5.704	5.680	5.569	5.532	5.484	5.437	5.391	5.348	5.307
100:21	5.700	5.676	5.561	5.523	5.474	5.425	5.378	5.333	5.291
100:22	5.696	5.671	5.554	5.515	5.463	5.414	5.365	5.319	5.275
100:23	5.693	5.667	5.546	5.506	5.453	5.402	5.352	5.304	5.259
100:24	5.689	5.663	5.538	5.497	5.443	5.390	5.339	5.290	5.244
100:25	5.686	5.659	5.530	5.488	5.433	5.379	5.326	5.275	5.228
100:26	5.682	5.654	5.523	5.479	5.422	5.367	5.313	5.261	5.212
100:27	5.679	5.650	5.515	5.471	5.412	5.355	5.299	5.246	5.197
100:28	5.675	5.646	5.508	5.462	5.402	5.343	5.286	5.232	5.181
100:29	5.672	5.642	5.500	5.453	5.392	5.332	5.273	5.217	5.165
100:30	5.668	5.637	5.492	5.444	5.381	5.320	5.260	5.203	5.149
100:31	5.664	5.633	5.485	5.435	5.371	5.308	5.247	5.188	5.134
101:00	5.661	5.629	5.477	5.427	5.361	5.297	5.234	5.174	5.118
101:01	5.657	5.625	5.469	5.418	5.351	5.285	5.221	5.160	5.102
101:02	5.654	5.620	5.462	5.409	5.340	5.273	5.208	5.145	5.087
101:03	5.650	5.616	5.454	5.400	5.330	5.262	5.195	5.131	5.071
101:04	5.647	5.612	5.446	5.392	5.320	5.250	5.182	5.116	5.055
101:05	5.643	5.608	5.439	5.383	5.310	5.238	5.169	5.102	5.040
101:06	5.640	5.603	5.431	5.374	5.300	5.227	5.156	5.088	5.024
101:07	5.636	5.599	5.424	5.365	5.289	5.215	5.143	5.073	5.009
101:08	5.633	5.595	5.416	5.357	5.279	5.204	5.130	5.059	4.993
101:09	5.629	5.591	5.408	5.348	5.269	5.192	5.117	5.045	4.977
101:10	5.626	5.586	5.401	5.339	5.259	5.180	5.104	5.030	4.962
Avg Life	14.361	11.131	5.081	4.277	3.539	3.029	2.655	2.377	2.167
Duration	8.701	7.238	4.027	3.511	3.007	2.637	2.354	2.135	1.964
First Pay	5/03	5/03	5/03	5/03	5/03	5/03	5/03	5/03	5/03
Last Pay	2/33	2/33	2/33	2/33	2/33	2/33	2/32	7/10	3/09

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0304B   30 year   4.8

5:38:35 pm April 14, 2003

Chris Hackel chackel@jacana

cmoproj.564

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A1	80,877.181.00	5.00000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.0000	04/30/03	30 year	5.70	178.00	325.0PSA	101:13

Price	PSA 0	PSA 100	PSA 200	PSA 325	PSA 400	PSA 500	PSA 600	PSA 700	PSA 900
100:29	4.862	4.819	4.772	4.711	4.674	4.625	4.576	4.529	4.437
100:30	4.858	4.813	4.765	4.702	4.664	4.614	4.564	4.516	4.422
100:31	4.853	4.807	4.758	4.694	4.655	4.603	4.553	4.503	4.407
101:00	4.848	4.801	4.751	4.685	4.645	4.593	4.541	4.490	4.391
101:01	4.843	4.795	4.744	4.677	4.636	4.582	4.529	4.477	4.376
101:02	4.839	4.789	4.737	4.668	4.627	4.571	4.517	4.464	4.361
101:03	4.834	4.784	4.730	4.660	4.617	4.561	4.505	4.451	4.345
101:04	4.829	4.778	4.723	4.651	4.608	4.550	4.493	4.437	4.330
101:05	4.824	4.772	4.716	4.643	4.598	4.540	4.481	4.424	4.315
101:06	4.820	4.766	4.709	4.634	4.589	4.529	4.470	4.411	4.299
101:07	4.815	4.760	4.702	4.626	4.580	4.518	4.458	4.398	4.284
101:08	4.810	4.754	4.695	4.617	4.570	4.508	4.446	4.385	4.269
101:09	4.806	4.749	4.688	4.609	4.561	4.497	4.434	4.372	4.254
101:10	4.801	4.743	4.681	4.600	4.551	4.486	4.422	4.360	4.238
101:11	4.796	4.737	4.674	4.592	4.542	4.476	4.411	4.347	4.223
101:12	4.791	4.731	4.667	4.583	4.533	4.465	4.399	4.334	4.208
101:13	4.787	4.725	4.660	4.575	4.523	4.455	4.387	4.321	4.193
101:14	4.782	4.720	4.653	4.567	4.514	4.444	4.375	4.308	4.177
101:15	4.777	4.714	4.646	4.558	4.505	4.434	4.363	4.295	4.162
101:16	4.773	4.708	4.639	4.550	4.495	4.423	4.352	4.282	4.147
101:17	4.768	4.702	4.632	4.541	4.486	4.412	4.340	4.269	4.132
101:18	4.763	4.697	4.625	4.533	4.477	4.402	4.328	4.256	4.116
101:19	4.758	4.691	4.618	4.524	4.467	4.391	4.316	4.243	4.101
101:20	4.754	4.685	4.611	4.516	4.458	4.381	4.305	4.230	4.086
101:21	4.749	4.679	4.605	4.508	4.449	4.370	4.293	4.217	4.071
101:22	4.744	4.673	4.598	4.499	4.439	4.360	4.281	4.204	4.056
101:23	4.740	4.668	4.591	4.491	4.430	4.349	4.269	4.191	4.041
101:24	4.735	4.662	4.584	4.482	4.421	4.339	4.258	4.178	4.025
101:25	4.730	4.656	4.577	4.474	4.411	4.328	4.246	4.166	4.010
101:26	4.726	4.650	4.570	4.465	4.402	4.318	4.234	4.153	3.995
101:27	4.721	4.645	4.563	4.457	4.393	4.307	4.223	4.140	3.980
101:28	4.716	4.639	4.556	4.449	4.383	4.297	4.211	4.127	3.965
Avg Life	8.476	6.651	5.372	4.272	3.793	3.297	2.918	2.622	2.192
Duration	6.514	5.299	4.418	3.632	3.277	2.901	2.605	2.368	2.015
First Pay	5/03	5/03	5/03	5/03	5/03	5/03	5/03	5/03	5/03
Last Pay	3/18	3/18	3/18	3/18	3/18	3/18	3/18	3/18	4/11

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0304B   30 year   4.8

5:38:42 pm April 14, 2003

Chris Hackel chackel@jacana

cmoproj.564

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A2	213,000,000.00	5.00000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.0000	04/30/03	30 year	5.70	178.00	325.0PSA	101:30

Price	PSA 0	PSA 100	PSA 200	PSA 325	PSA 400	PSA 500	PSA 600	PSA 700	PSA 900
101:14	4.762	4.681	4.592	4.479	4.413	4.330	4.252	4.179	4.045
101:15	4.757	4.674	4.584	4.469	4.402	4.318	4.238	4.164	4.027
101:16	4.752	4.668	4.576	4.459	4.391	4.305	4.224	4.149	4.010
101:17	4.747	4.662	4.568	4.449	4.380	4.292	4.210	4.134	3.992
101:18	4.742	4.655	4.560	4.439	4.369	4.280	4.197	4.118	3.975
101:19	4.737	4.649	4.552	4.429	4.358	4.267	4.183	4.103	3.957
101:20	4.732	4.642	4.544	4.419	4.346	4.255	4.169	4.088	3.940
101:21	4.727	4.636	4.536	4.409	4.335	4.242	4.155	4.073	3.922
101:22	4.722	4.629	4.528	4.399	4.324	4.230	4.141	4.058	3.905
101:23	4.717	4.623	4.520	4.389	4.313	4.217	4.127	4.043	3.887
101:24	4.712	4.616	4.512	4.379	4.302	4.205	4.113	4.027	3.870
101:25	4.707	4.610	4.504	4.369	4.291	4.192	4.099	4.012	3.852
101:26	4.702	4.604	4.496	4.359	4.280	4.180	4.086	3.997	3.835
101:27	4.697	4.597	4.488	4.349	4.269	4.167	4.072	3.982	3.818
101:28	4.692	4.591	4.480	4.339	4.258	4.155	4.058	3.967	3.800
101:29	4.687	4.584	4.472	4.329	4.247	4.142	4.044	3.952	3.783
101:30	4.682	4.578	4.464	4.319	4.236	4.130	4.030	3.937	3.765
101:31	4.677	4.571	4.456	4.309	4.225	4.117	4.016	3.922	3.748
102:00	4.672	4.565	4.448	4.299	4.214	4.105	4.003	3.907	3.731
102:01	4.667	4.559	4.440	4.290	4.203	4.092	3.989	3.892	3.713
102:02	4.662	4.552	4.432	4.280	4.192	4.080	3.975	3.876	3.696
102:03	4.657	4.546	4.424	4.270	4.181	4.067	3.961	3.861	3.678
102:04	4.652	4.539	4.416	4.260	4.170	4.055	3.947	3.846	3.661
102:05	4.647	4.533	4.408	4.250	4.159	4.043	3.934	3.831	3.644
102:06	4.642	4.527	4.400	4.240	4.148	4.030	3.920	3.816	3.626
102:07	4.637	4.520	4.392	4.230	4.137	4.018	3.906	3.801	3.609
102:08	4.632	4.514	4.384	4.220	4.126	4.005	3.892	3.786	3.592
102:09	4.627	4.507	4.376	4.211	4.115	3.993	3.879	3.771	3.574
102:10	4.622	4.501	4.369	4.201	4.104	3.980	3.865	3.756	3.557
102:11	4.617	4.495	4.361	4.191	4.093	3.968	3.851	3.741	3.540
102:12	4.612	4.488	4.353	4.181	4.082	3.956	3.837	3.726	3.522
102:13	4.607	4.482	4.345	4.171	4.071	3.943	3.824	3.711	3.505
Avg Life	7.754	5.786	4.491	3.487	3.087	2.695	2.408	2.190	1.878
Duration	6.089	4.758	3.837	3.081	2.765	2.447	2.209	2.024	1.754
First Pay	5/03	5/03	5/03	5/03	5/03	5/03	5/03	5/03	5/03
Last Pay	1/17	10/15	12/13	9/11	8/10	6/09	8/08	12/07	2/07

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0304B   30 year   4.8

1:04:42 pm April 24, 2003

Chris Hackel chackel@jacana

cmoproj.573

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A3	13,106,376.00	5.00000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.0000	04/30/03	30 year	5.70	178.00	325.0PSA	98:02

Price	PSA 0	PSA 100	PSA 200	PSA 325	PSA 400	PSA 500	PSA 600	PSA 700	PSA 900
97:18	5.266	5.273	5.288	5.319	5.343	5.381	5.423	5.469	5.572
97:19	5.263	5.270	5.284	5.315	5.339	5.376	5.417	5.463	5.564
97:20	5.259	5.266	5.281	5.311	5.334	5.371	5.412	5.457	5.556
97:21	5.256	5.263	5.277	5.307	5.330	5.366	5.406	5.451	5.548
97:22	5.253	5.260	5.274	5.303	5.325	5.361	5.401	5.444	5.541
97:23	5.250	5.257	5.270	5.299	5.321	5.356	5.395	5.438	5.533
97:24	5.247	5.253	5.267	5.295	5.317	5.351	5.390	5.432	5.525
97:25	5.243	5.250	5.263	5.291	5.312	5.346	5.384	5.426	5.517
97:26	5.240	5.247	5.259	5.287	5.308	5.341	5.378	5.419	5.509
97:27	5.237	5.243	5.256	5.283	5.304	5.336	5.373	5.413	5.502
97:28	5.234	5.240	5.252	5.279	5.299	5.331	5.367	5.407	5.494
97:29	5.231	5.237	5.249	5.275	5.295	5.326	5.362	5.401	5.486
97:30	5.227	5.233	5.245	5.271	5.291	5.321	5.356	5.394	5.478
97:31	5.224	5.230	5.242	5.267	5.286	5.317	5.351	5.388	5.470
98:00	5.221	5.227	5.238	5.263	5.282	5.312	5.345	5.382	5.463
98:01	5.218	5.223	5.235	5.259	5.278	5.307	5.340	5.376	5.455
98:02	5.215	5.220	5.231	5.255	5.273	5.302	5.334	5.369	5.447
98:03	5.211	5.217	5.228	5.251	5.269	5.297	5.329	5.363	5.439
98:04	5.208	5.214	5.224	5.247	5.264	5.292	5.323	5.357	5.432
98:05	5.205	5.210	5.221	5.243	5.260	5.287	5.317	5.351	5.424
98:06	5.202	5.207	5.217	5.239	5.256	5.282	5.312	5.344	5.416
98:07	5.199	5.204	5.214	5.235	5.251	5.277	5.306	5.338	5.408
98:08	5.195	5.200	5.210	5.231	5.247	5.272	5.301	5.332	5.401
98:09	5.192	5.197	5.207	5.227	5.243	5.267	5.295	5.326	5.393
98:10	5.189	5.194	5.203	5.223	5.238	5.263	5.290	5.320	5.385
98:11	5.186	5.190	5.200	5.219	5.234	5.258	5.284	5.313	5.377
98:12	5.183	5.187	5.196	5.215	5.230	5.253	5.279	5.307	5.370
98:13	5.180	5.184	5.193	5.211	5.225	5.248	5.273	5.301	5.362
98:14	5.176	5.181	5.189	5.207	5.221	5.243	5.268	5.295	5.354
98:15	5.173	5.177	5.186	5.203	5.217	5.238	5.262	5.288	5.346
98:16	5.170	5.174	5.182	5.199	5.213	5.233	5.257	5.282	5.339
98:17	5.167	5.171	5.179	5.195	5.208	5.228	5.251	5.276	5.331
Avg Life	14.296	13.633	12.477	10.606	9.487	8.151	7.029	6.106	4.728
Duration	9.936	9.611	9.014	7.970	7.303	6.465	5.725	5.088	4.086
First Pay	1/17	10/15	12/13	9/11	8/10	6/09	8/08	12/07	2/07
Last Pay	3/18	3/18	3/18	3/18	3/18	3/18	3/18	3/18	4/11

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0304B   30 year   4.8

6:09:24 pm April 14, 2003

Chris Hackel chackel@jacana

cmoproj.569

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A4	12,500,000.00	5.00000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.0000	04/30/03	30 year	5.70	178.00	325.0PSA	98:12

Price	PSA 0	PSA 100	PSA 200	PSA 325	PSA 400	PSA 500	PSA 600	PSA 700	PSA 900
97:28	5.234	5.240	5.252	5.279	5.299	5.331	5.367	5.407	5.494
97:29	5.231	5.237	5.249	5.275	5.295	5.326	5.362	5.401	5.486
97:30	5.227	5.233	5.245	5.271	5.291	5.321	5.356	5.394	5.478
97:31	5.224	5.230	5.242	5.267	5.286	5.317	5.351	5.388	5.470
98:00	5.221	5.227	5.238	5.263	5.282	5.312	5.345	5.382	5.463
98:01	5.218	5.223	5.235	5.259	5.278	5.307	5.340	5.376	5.455
98:02	5.215	5.220	5.231	5.255	5.273	5.302	5.334	5.369	5.447
98:03	5.211	5.217	5.228	5.251	5.269	5.297	5.329	5.363	5.439
98:04	5.208	5.214	5.224	5.247	5.264	5.292	5.323	5.357	5.432
98:05	5.205	5.210	5.221	5.243	5.260	5.287	5.317	5.351	5.424
98:06	5.202	5.207	5.217	5.239	5.256	5.282	5.312	5.344	5.416
98:07	5.199	5.204	5.214	5.235	5.251	5.277	5.306	5.338	5.408
98:08	5.195	5.200	5.210	5.231	5.247	5.272	5.301	5.332	5.401
98:09	5.192	5.197	5.207	5.227	5.243	5.267	5.295	5.326	5.393
98:10	5.189	5.194	5.203	5.223	5.238	5.263	5.290	5.320	5.385
98:11	5.186	5.190	5.200	5.219	5.234	5.258	5.284	5.313	5.377
98:12	5.183	5.187	5.196	5.215	5.230	5.253	5.279	5.307	5.370
98:13	5.180	5.184	5.193	5.211	5.225	5.248	5.273	5.301	5.362
98:14	5.176	5.181	5.189	5.207	5.221	5.243	5.268	5.295	5.354
98:15	5.173	5.177	5.186	5.203	5.217	5.238	5.262	5.288	5.346
98:16	5.170	5.174	5.182	5.199	5.213	5.233	5.257	5.282	5.339
98:17	5.167	5.171	5.179	5.195	5.208	5.228	5.251	5.276	5.331
98:18	5.164	5.167	5.175	5.191	5.204	5.224	5.246	5.270	5.323
98:19	5.161	5.164	5.172	5.187	5.200	5.219	5.240	5.264	5.316
98:20	5.157	5.161	5.168	5.183	5.195	5.214	5.235	5.257	5.308
98:21	5.154	5.158	5.165	5.179	5.191	5.209	5.229	5.251	5.300
98:22	5.151	5.154	5.161	5.175	5.187	5.204	5.224	5.245	5.292
98:23	5.148	5.151	5.158	5.171	5.182	5.199	5.218	5.239	5.285
98:24	5.145	5.148	5.154	5.167	5.178	5.194	5.213	5.233	5.277
98:25	5.142	5.145	5.151	5.164	5.174	5.189	5.207	5.227	5.269
98:26	5.138	5.141	5.147	5.160	5.169	5.185	5.202	5.220	5.262
98:27	5.135	5.138	5.144	5.156	5.165	5.180	5.196	5.214	5.254
Avg Life	14.296	13.633	12.477	10.606	9.487	8.151	7.029	6.106	4.728
Duration	9.945	9.620	9.021	7.977	7.309	6.471	5.730	5.092	4.089
First Pay	1/17	10/15	12/13	9/11	8/10	6/09	8/08	12/07	2/07
Last Pay	3/18	3/18	3/18	3/18	3/18	3/18	3/18	3/18	4/11

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0304B   30 year   4.8

11:32:37 am April 24, 2003

Chris Hackel chackel@jacana

cmoproj.573

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A5	794,777.00	5.00000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.0000	04/30/03	30 year	5.70	178.00	325.0PSA	98:00

Price	PSA 0	PSA 100	PSA 200	PSA 325	PSA 400	PSA 500	PSA 600	PSA 700	PSA 900
97:16	5.272	5.280	5.295	5.327	5.352	5.390	5.434	5.482	5.587
97:17	5.269	5.276	5.291	5.323	5.347	5.386	5.429	5.476	5.580
97:18	5.266	5.273	5.288	5.319	5.343	5.381	5.423	5.469	5.572
97:19	5.263	5.270	5.284	5.315	5.339	5.376	5.417	5.463	5.564
97:20	5.259	5.266	5.281	5.311	5.334	5.371	5.412	5.457	5.556
97:21	5.256	5.263	5.277	5.307	5.330	5.366	5.406	5.451	5.548
97:22	5.253	5.260	5.274	5.303	5.325	5.361	5.401	5.444	5.541
97:23	5.250	5.257	5.270	5.299	5.321	5.356	5.395	5.438	5.533
97:24	5.247	5.253	5.267	5.295	5.317	5.351	5.390	5.432	5.525
97:25	5.243	5.250	5.263	5.291	5.312	5.346	5.384	5.426	5.517
97:26	5.240	5.247	5.259	5.287	5.308	5.341	5.378	5.419	5.509
97:27	5.237	5.243	5.256	5.283	5.304	5.336	5.373	5.413	5.502
97:28	5.234	5.240	5.252	5.279	5.299	5.331	5.367	5.407	5.494
97:29	5.231	5.237	5.249	5.275	5.295	5.326	5.362	5.401	5.486
97:30	5.227	5.233	5.245	5.271	5.291	5.321	5.356	5.394	5.478
97:31	5.224	5.230	5.242	5.267	5.286	5.317	5.351	5.388	5.470
98:00	5.221	5.227	5.238	5.263	5.282	5.312	5.345	5.382	5.463
98:01	5.218	5.223	5.235	5.259	5.278	5.307	5.340	5.376	5.455
98:02	5.215	5.220	5.231	5.255	5.273	5.302	5.334	5.369	5.447
98:03	5.211	5.217	5.228	5.251	5.269	5.297	5.329	5.363	5.439
98:04	5.208	5.214	5.224	5.247	5.264	5.292	5.323	5.357	5.432
98:05	5.205	5.210	5.221	5.243	5.260	5.287	5.317	5.351	5.424
98:06	5.202	5.207	5.217	5.239	5.256	5.282	5.312	5.344	5.416
98:07	5.199	5.204	5.214	5.235	5.251	5.277	5.306	5.338	5.408
98:08	5.195	5.200	5.210	5.231	5.247	5.272	5.301	5.332	5.401
98:09	5.192	5.197	5.207	5.227	5.243	5.267	5.295	5.326	5.393
98:10	5.189	5.194	5.203	5.223	5.238	5.263	5.290	5.320	5.385
98:11	5.186	5.190	5.200	5.219	5.234	5.258	5.284	5.313	5.377
98:12	5.183	5.187	5.196	5.215	5.230	5.253	5.279	5.307	5.370
98:13	5.180	5.184	5.193	5.211	5.225	5.248	5.273	5.301	5.362
98:14	5.176	5.181	5.189	5.207	5.221	5.243	5.268	5.295	5.354
98:15	5.173	5.177	5.186	5.203	5.217	5.238	5.262	5.288	5.346
Avg Life	14.296	13.633	12.477	10.606	9.487	8.151	7.029	6.106	4.728
Duration	9.934	9.610	9.012	7.969	7.302	6.464	5.724	5.087	4.085
First Pay	1/17	10/15	12/13	9/11	8/10	6/09	8/08	12/07	2/07
Last Pay	3/18	3/18	3/18	3/18	3/18	3/18	2/18	2/18	4/11

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0304B   30 year   4.8

6:10:56 pm April 14, 2003

Chris Hackel chackel@jacana

cmoproj.569

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A6	20,000,000.00	4.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	4.5000	04/30/03	30 year	5.70	178.00	325.0PSA	100:17

Price	PSA 0	PSA 100	PSA 200	PSA 325	PSA 400	PSA 500	PSA 600	PSA 700	PSA 900
100:01	4.493	4.481	4.468	4.452	4.442	4.429	4.416	4.403	4.378
100:02	4.488	4.475	4.461	4.443	4.433	4.418	4.404	4.390	4.363
100:03	4.483	4.469	4.454	4.435	4.423	4.407	4.392	4.377	4.347
100:04	4.479	4.463	4.447	4.426	4.414	4.397	4.380	4.364	4.332
100:05	4.474	4.458	4.440	4.418	4.404	4.386	4.368	4.351	4.317
100:06	4.469	4.452	4.433	4.409	4.395	4.375	4.356	4.337	4.301
100:07	4.464	4.446	4.427	4.401	4.385	4.365	4.344	4.324	4.286
100:08	4.460	4.440	4.420	4.392	4.376	4.354	4.332	4.311	4.270
100:09	4.455	4.435	4.413	4.384	4.367	4.343	4.321	4.298	4.255
100:10	4.450	4.429	4.406	4.375	4.357	4.333	4.309	4.285	4.240
100:11	4.446	4.423	4.399	4.367	4.348	4.322	4.297	4.272	4.224
100:12	4.441	4.417	4.392	4.359	4.338	4.312	4.285	4.259	4.209
100:13	4.436	4.412	4.385	4.350	4.329	4.301	4.273	4.246	4.194
100:14	4.432	4.406	4.378	4.342	4.320	4.290	4.261	4.233	4.178
100:15	4.427	4.400	4.371	4.333	4.310	4.280	4.250	4.220	4.163
100:16	4.422	4.394	4.364	4.325	4.301	4.269	4.238	4.207	4.148
100:17	4.418	4.389	4.357	4.316	4.291	4.258	4.226	4.194	4.132
100:18	4.413	4.383	4.350	4.308	4.282	4.248	4.214	4.181	4.117
100:19	4.409	4.377	4.343	4.299	4.273	4.237	4.202	4.168	4.102
100:20	4.404	4.371	4.336	4.291	4.263	4.227	4.190	4.155	4.086
100:21	4.399	4.366	4.330	4.283	4.254	4.216	4.179	4.142	4.071
100:22	4.395	4.360	4.323	4.274	4.245	4.206	4.167	4.129	4.056
100:23	4.390	4.354	4.316	4.266	4.235	4.195	4.155	4.116	4.041
100:24	4.385	4.348	4.309	4.257	4.226	4.184	4.143	4.103	4.025
100:25	4.381	4.343	4.302	4.249	4.217	4.174	4.132	4.090	4.010
100:26	4.376	4.337	4.295	4.241	4.207	4.163	4.120	4.077	3.995
100:27	4.371	4.331	4.288	4.232	4.198	4.153	4.108	4.064	3.980
100:28	4.367	4.326	4.281	4.224	4.189	4.142	4.096	4.051	3.964
100:29	4.362	4.320	4.274	4.215	4.179	4.132	4.085	4.038	3.949
100:30	4.357	4.314	4.268	4.207	4.170	4.121	4.073	4.025	3.934
100:31	4.353	4.308	4.261	4.199	4.161	4.111	4.061	4.012	3.919
101:00	4.348	4.303	4.254	4.190	4.152	4.100	4.049	4.000	3.904
Avg Life	8.476	6.651	5.372	4.272	3.793	3.297	2.918	2.622	2.192
Duration	6.654	5.391	4.479	3.670	3.307	2.922	2.621	2.381	2.023
First Pay	5/03	5/03	5/03	5/03	5/03	5/03	5/03	5/03	5/03
Last Pay	3/18	3/18	3/18	3/18	3/18	3/18	3/18	2/18	4/11

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0304B   30 year   6.4

3:49:57 pm April 24, 2003

Chris Hackel chackel@jacana

cmoproj.573

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A7	40,000,000.00	4.75000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	4.7500	04/29/03	30 year	5.75	179.24	325.0PSA	100:12

Price	PSA 0	PSA 100	PSA 200	PSA 325	PSA 400	PSA 500	PSA 600	PSA 700	PSA 900
99:28	4.768	4.761	4.754	4.745	4.739	4.731	4.724	4.717	4.703
99:29	4.763	4.756	4.747	4.736	4.730	4.721	4.712	4.704	4.687
99:30	4.759	4.750	4.740	4.728	4.720	4.710	4.700	4.691	4.672
99:31	4.754	4.744	4.733	4.719	4.711	4.699	4.688	4.677	4.657
100:00	4.749	4.738	4.726	4.711	4.701	4.689	4.676	4.664	4.641
100:01	4.745	4.732	4.719	4.702	4.692	4.678	4.664	4.651	4.626
100:02	4.740	4.726	4.712	4.694	4.682	4.667	4.653	4.638	4.610
100:03	4.735	4.721	4.705	4.685	4.673	4.657	4.641	4.625	4.595
100:04	4.730	4.715	4.698	4.677	4.663	4.646	4.629	4.612	4.580
100:05	4.726	4.709	4.691	4.668	4.654	4.635	4.617	4.599	4.565
100:06	4.721	4.703	4.684	4.659	4.645	4.625	4.605	4.586	4.549
100:07	4.716	4.697	4.677	4.651	4.635	4.614	4.593	4.573	4.534
100:08	4.712	4.692	4.670	4.643	4.626	4.603	4.581	4.560	4.519
100:09	4.707	4.686	4.663	4.634	4.616	4.593	4.570	4.547	4.503
100:10	4.702	4.680	4.656	4.626	4.607	4.582	4.558	4.534	4.488
100:11	4.698	4.674	4.649	4.617	4.597	4.571	4.546	4.521	4.473
100:12	4.693	4.668	4.642	4.609	4.588	4.561	4.534	4.508	4.457
100:13	4.688	4.663	4.635	4.600	4.579	4.550	4.522	4.495	4.442
100:14	4.684	4.657	4.629	4.592	4.569	4.540	4.510	4.482	4.427
100:15	4.679	4.651	4.622	4.583	4.560	4.529	4.499	4.469	4.412
100:16	4.674	4.645	4.615	4.575	4.551	4.518	4.487	4.456	4.396
100:17	4.669	4.640	4.608	4.566	4.541	4.508	4.475	4.443	4.381
100:18	4.665	4.634	4.601	4.558	4.532	4.497	4.463	4.430	4.366
100:19	4.660	4.628	4.594	4.549	4.522	4.487	4.451	4.417	4.351
100:20	4.655	4.622	4.587	4.541	4.513	4.476	4.440	4.404	4.336
100:21	4.651	4.617	4.580	4.532	4.504	4.465	4.428	4.391	4.320
100:22	4.646	4.611	4.573	4.524	4.494	4.455	4.416	4.378	4.305
100:23	4.641	4.605	4.566	4.516	4.485	4.444	4.404	4.365	4.290
100:24	4.637	4.599	4.559	4.507	4.476	4.434	4.393	4.352	4.275
100:25	4.632	4.594	4.552	4.499	4.466	4.423	4.381	4.339	4.260
100:26	4.627	4.588	4.545	4.490	4.457	4.413	4.369	4.326	4.244
100:27	4.623	4.582	4.538	4.482	4.448	4.402	4.357	4.314	4.229
Avg Life	8.552	6.704	5.411	4.304	3.821	3.323	2.942	2.645	2.215
Duration	6.613	5.362	4.460	3.660	3.301	2.921	2.624	2.386	2.032
First Pay	5/03	5/03	5/03	5/03	5/03	5/03	5/03	5/03	5/03
Last Pay	4/18	4/18	4/18	4/18	4/18	4/18	4/18	4/18	5/11

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0304B   30 year   4.8

6:09:41 pm April 14, 2003

Chris Hackel chackel@jacana

cmoproj.569

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A1	25,000,000.00	4.75000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	4.7500	04/30/03	30 year	5.70	178.00	325.0PSA	101:22

Price	PSA 0	PSA 100	PSA 200	PSA 325	PSA 400	PSA 500	PSA 600	PSA 700	PSA 900
101:06	4.570	4.517	4.461	4.387	4.342	4.283	4.224	4.167	4.056
101:07	4.565	4.511	4.454	4.379	4.333	4.272	4.212	4.154	4.041
101:08	4.561	4.506	4.447	4.370	4.324	4.262	4.201	4.141	4.025
101:09	4.556	4.500	4.440	4.362	4.314	4.251	4.189	4.128	4.010
101:10	4.551	4.494	4.433	4.353	4.305	4.241	4.177	4.115	3.995
101:11	4.547	4.488	4.426	4.345	4.296	4.230	4.166	4.102	3.980
101:12	4.542	4.483	4.419	4.337	4.286	4.220	4.154	4.089	3.965
101:13	4.537	4.477	4.412	4.328	4.277	4.209	4.142	4.076	3.949
101:14	4.533	4.471	4.406	4.320	4.268	4.199	4.130	4.063	3.934
101:15	4.528	4.466	4.399	4.312	4.259	4.188	4.119	4.051	3.919
101:16	4.523	4.460	4.392	4.303	4.249	4.178	4.107	4.038	3.904
101:17	4.519	4.454	4.385	4.295	4.240	4.167	4.095	4.025	3.889
101:18	4.514	4.448	4.378	4.286	4.231	4.157	4.084	4.012	3.874
101:19	4.510	4.443	4.371	4.278	4.221	4.146	4.072	3.999	3.859
101:20	4.505	4.437	4.364	4.270	4.212	4.136	4.060	3.986	3.843
101:21	4.500	4.431	4.357	4.261	4.203	4.125	4.049	3.973	3.828
101:22	4.496	4.426	4.351	4.253	4.194	4.115	4.037	3.961	3.813
101:23	4.491	4.420	4.344	4.245	4.184	4.104	4.025	3.948	3.798
101:24	4.486	4.414	4.337	4.236	4.175	4.094	4.014	3.935	3.783
101:25	4.482	4.408	4.330	4.228	4.166	4.083	4.002	3.922	3.768
101:26	4.477	4.403	4.323	4.220	4.157	4.073	3.990	3.909	3.753
101:27	4.472	4.397	4.316	4.211	4.147	4.062	3.979	3.896	3.738
101:28	4.468	4.391	4.310	4.203	4.138	4.052	3.967	3.884	3.723
101:29	4.463	4.386	4.303	4.195	4.129	4.042	3.955	3.871	3.708
101:30	4.459	4.380	4.296	4.186	4.120	4.031	3.944	3.858	3.693
101:31	4.454	4.374	4.289	4.178	4.111	4.021	3.932	3.845	3.678
102:00	4.449	4.369	4.282	4.170	4.101	4.010	3.921	3.833	3.663
102:01	4.445	4.363	4.275	4.161	4.092	4.000	3.909	3.820	3.648
102:02	4.440	4.357	4.269	4.153	4.083	3.990	3.897	3.807	3.633
102:03	4.436	4.352	4.262	4.145	4.074	3.979	3.886	3.794	3.618
102:04	4.431	4.346	4.255	4.137	4.065	3.969	3.874	3.781	3.603
102:05	4.426	4.340	4.248	4.128	4.055	3.958	3.863	3.769	3.588
Avg Life	8.476	6.651	5.372	4.272	3.793	3.297	2.918	2.622	2.192
Duration	6.605	5.366	4.469	3.669	3.308	2.925	2.625	2.385	2.028
First Pay	5/03	5/03	5/03	5/03	5/03	5/03	5/03	5/03	5/03
Last Pay	3/18	3/18	3/18	3/18	3/18	3/18	3/18	2/18	4/11

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0304B   30 year   4.8

6:09:33 pm April 14, 2003

Chris Hackel chackel@jacana

cmoproj.569

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A2	25,000,000.00	5.00000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.0000	04/30/03	30 year	5.70	178.00	325.0PSA	101:22

Price	PSA 0	PSA 100	PSA 200	PSA 325	PSA 400	PSA 500	PSA 600	PSA 700	PSA 900
101:06	4.820	4.766	4.709	4.634	4.589	4.529	4.470	4.411	4.299
101:07	4.815	4.760	4.702	4.626	4.580	4.518	4.458	4.398	4.284
101:08	4.810	4.754	4.695	4.617	4.570	4.508	4.446	4.385	4.269
101:09	4.806	4.749	4.688	4.609	4.561	4.497	4.434	4.372	4.254
101:10	4.801	4.743	4.681	4.600	4.551	4.486	4.422	4.360	4.238
101:11	4.796	4.737	4.674	4.592	4.542	4.476	4.411	4.347	4.223
101:12	4.791	4.731	4.667	4.583	4.533	4.465	4.399	4.334	4.208
101:13	4.787	4.725	4.660	4.575	4.523	4.455	4.387	4.321	4.193
101:14	4.782	4.720	4.653	4.567	4.514	4.444	4.375	4.308	4.177
101:15	4.777	4.714	4.646	4.558	4.505	4.434	4.363	4.295	4.162
101:16	4.773	4.708	4.639	4.550	4.495	4.423	4.352	4.282	4.147
101:17	4.768	4.702	4.632	4.541	4.486	4.412	4.340	4.269	4.132
101:18	4.763	4.697	4.625	4.533	4.477	4.402	4.328	4.256	4.116
101:19	4.758	4.691	4.618	4.524	4.467	4.391	4.316	4.243	4.101
101:20	4.754	4.685	4.611	4.516	4.458	4.381	4.305	4.230	4.086
101:21	4.749	4.679	4.605	4.508	4.449	4.370	4.293	4.217	4.071
101:22	4.744	4.673	4.598	4.499	4.439	4.360	4.281	4.204	4.056
101:23	4.740	4.668	4.591	4.491	4.430	4.349	4.269	4.191	4.041
101:24	4.735	4.662	4.584	4.482	4.421	4.339	4.258	4.178	4.025
101:25	4.730	4.656	4.577	4.474	4.411	4.328	4.246	4.166	4.010
101:26	4.726	4.650	4.570	4.465	4.402	4.318	4.234	4.153	3.995
101:27	4.721	4.645	4.563	4.457	4.393	4.307	4.223	4.140	3.980
101:28	4.716	4.639	4.556	4.449	4.383	4.297	4.211	4.127	3.965
101:29	4.712	4.633	4.549	4.440	4.374	4.286	4.199	4.114	3.950
101:30	4.707	4.627	4.542	4.432	4.365	4.276	4.188	4.101	3.935
101:31	4.702	4.622	4.536	4.424	4.356	4.265	4.176	4.088	3.920
102:00	4.698	4.616	4.529	4.415	4.346	4.255	4.164	4.076	3.904
102:01	4.693	4.610	4.522	4.407	4.337	4.244	4.153	4.063	3.889
102:02	4.688	4.604	4.515	4.398	4.328	4.234	4.141	4.050	3.874
102:03	4.684	4.599	4.508	4.390	4.318	4.223	4.129	4.037	3.859
102:04	4.679	4.593	4.501	4.382	4.309	4.213	4.118	4.024	3.844
102:05	4.674	4.587	4.494	4.373	4.300	4.202	4.106	4.011	3.829
Avg Life	8.476	6.651	5.372	4.272	3.793	3.297	2.918	2.622	2.192
Duration	6.523	5.308	4.426	3.639	3.284	2.906	2.610	2.373	2.018
First Pay	5/03	5/03	5/03	5/03	5/03	5/03	5/03	5/03	5/03
Last Pay	3/18	3/18	3/18	3/18	3/18	3/18	3/18	2/18	4/11

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0304D   30 year   5.4

5:30:50 pm April 16, 2003

Chris Hackel chackel@jacana

cmoproj.573

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
4A1	96,726,122.54	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.5000	04/30/03	30 year	6.11	358.00	325.0PSA	100:06

Price	PSA 0	PSA 100	PSA 200	PSA 325	PSA 400	PSA 500	PSA 600	PSA 700	PSA 900
99:22	5.558	5.556	5.553	5.550	5.548	5.545	5.543	5.540	5.536
99:23	5.556	5.552	5.548	5.542	5.539	5.535	5.531	5.527	5.520
99:24	5.553	5.547	5.542	5.534	5.530	5.525	5.519	5.514	5.504
99:25	5.550	5.543	5.536	5.527	5.521	5.514	5.507	5.500	5.488
99:26	5.547	5.539	5.530	5.519	5.512	5.504	5.495	5.487	5.472
99:27	5.544	5.535	5.524	5.511	5.504	5.493	5.484	5.474	5.456
99:28	5.541	5.530	5.519	5.504	5.495	5.483	5.472	5.461	5.440
99:29	5.538	5.526	5.513	5.496	5.486	5.473	5.460	5.448	5.424
99:30	5.536	5.522	5.507	5.488	5.477	5.462	5.448	5.434	5.409
99:31	5.533	5.518	5.501	5.480	5.468	5.452	5.436	5.421	5.393
100:00	5.530	5.513	5.495	5.473	5.459	5.442	5.425	5.408	5.377
100:01	5.527	5.509	5.490	5.465	5.450	5.431	5.413	5.395	5.361
100:02	5.524	5.505	5.484	5.457	5.442	5.421	5.401	5.381	5.345
100:03	5.521	5.501	5.478	5.450	5.433	5.411	5.389	5.368	5.329
100:04	5.519	5.496	5.472	5.442	5.424	5.400	5.377	5.355	5.313
100:05	5.516	5.492	5.467	5.434	5.415	5.390	5.366	5.342	5.298
100:06	5.513	5.488	5.461	5.427	5.406	5.380	5.354	5.329	5.282
100:07	5.510	5.484	5.455	5.419	5.397	5.369	5.342	5.315	5.266
100:08	5.507	5.479	5.449	5.411	5.389	5.359	5.330	5.302	5.250
100:09	5.504	5.475	5.444	5.404	5.380	5.349	5.319	5.289	5.234
100:10	5.502	5.471	5.438	5.396	5.371	5.339	5.307	5.276	5.219
100:11	5.499	5.467	5.432	5.388	5.362	5.328	5.295	5.263	5.203
100:12	5.496	5.462	5.426	5.381	5.353	5.318	5.283	5.250	5.187
100:13	5.493	5.458	5.421	5.373	5.345	5.308	5.272	5.237	5.171
100:14	5.490	5.454	5.415	5.365	5.336	5.298	5.260	5.223	5.156
100:15	5.487	5.450	5.409	5.358	5.327	5.287	5.248	5.210	5.140
100:16	5.485	5.446	5.403	5.350	5.318	5.277	5.237	5.197	5.124
100:17	5.482	5.441	5.398	5.342	5.310	5.267	5.225	5.184	5.108
100:18	5.479	5.437	5.392	5.335	5.301	5.257	5.213	5.171	5.093
100:19	5.476	5.433	5.386	5.327	5.292	5.246	5.202	5.158	5.077
100:20	5.473	5.429	5.381	5.319	5.283	5.236	5.190	5.145	5.061
100:21	5.470	5.424	5.375	5.312	5.275	5.226	5.178	5.132	5.046
Avg Life	19.233	11.131	7.381	5.082	4.278	3.541	3.030	2.657	2.167
Duration	10.943	7.323	5.395	4.045	3.523	3.014	2.641	2.357	1.965
First Pay	5/03	5/03	5/03	5/03	5/03	5/03	5/03	5/03	5/03
Last Pay	2/33	2/33	2/33	2/33	2/33	2/33	2/33	3/32	3/09

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0304D   UP 30 year   5.2

4:35:40 pm April 15, 2003

Chris Hackel chackel@jacana

cmoproj.569

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
4A2	40,512,383.00	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.5000	04/30/03	30 year	6.07	358.00	325.0PSA	100:27

Price	PSA 0	PSA 100	PSA 325	PSA 400	PSA 500	PSA 600	PSA 700	PSA 900
100:11	5.498	5.464	5.376	5.346	5.304	5.265	5.232	5.172
100:12	5.496	5.460	5.368	5.336	5.293	5.252	5.217	5.154
100:13	5.493	5.456	5.360	5.326	5.281	5.239	5.203	5.137
100:14	5.490	5.451	5.352	5.317	5.270	5.226	5.188	5.120
100:15	5.487	5.447	5.344	5.307	5.259	5.213	5.174	5.103
100:16	5.484	5.443	5.335	5.298	5.248	5.200	5.159	5.086
100:17	5.481	5.438	5.327	5.288	5.236	5.187	5.145	5.069
100:18	5.479	5.434	5.319	5.279	5.225	5.174	5.130	5.052
100:19	5.476	5.430	5.311	5.269	5.214	5.161	5.116	5.035
100:20	5.473	5.426	5.303	5.260	5.202	5.148	5.101	5.018
100:21	5.470	5.421	5.295	5.251	5.191	5.135	5.087	5.001
100:22	5.467	5.417	5.287	5.241	5.180	5.122	5.072	4.983
100:23	5.464	5.413	5.278	5.232	5.169	5.109	5.058	4.966
100:24	5.462	5.408	5.270	5.222	5.157	5.096	5.043	4.949
100:25	5.459	5.404	5.262	5.213	5.146	5.083	5.029	4.932
100:26	5.456	5.400	5.254	5.203	5.135	5.070	5.015	4.915
100:27	5.453	5.395	5.246	5.194	5.123	5.058	5.000	4.898
100:28	5.450	5.391	5.238	5.184	5.112	5.045	4.986	4.881
100:29	5.448	5.387	5.230	5.175	5.101	5.032	4.971	4.864
100:30	5.445	5.383	5.222	5.165	5.090	5.019	4.957	4.847
100:31	5.442	5.378	5.214	5.156	5.079	5.006	4.943	4.830
101:00	5.439	5.374	5.205	5.147	5.067	4.993	4.928	4.813
101:01	5.436	5.370	5.197	5.137	5.056	4.980	4.914	4.796
101:02	5.433	5.365	5.189	5.128	5.045	4.967	4.900	4.779
101:03	5.431	5.361	5.181	5.118	5.034	4.954	4.885	4.762
101:04	5.428	5.357	5.173	5.109	5.022	4.941	4.871	4.746
101:05	5.425	5.353	5.165	5.100	5.011	4.928	4.857	4.729
101:06	5.422	5.348	5.157	5.090	5.000	4.916	4.842	4.712
101:07	5.419	5.344	5.149	5.081	4.989	4.903	4.828	4.695
101:08	5.417	5.340	5.141	5.071	4.978	4.890	4.814	4.678
101:09	5.414	5.336	5.133	5.062	4.967	4.877	4.799	4.661
101:10	5.411	5.331	5.125	5.053	4.955	4.864	4.785	4.644
Avg Life	19.149	10.830	4.685	3.876	3.138	2.668	2.367	1.975
Duration	10.943	7.192	3.805	3.267	2.743	2.385	2.142	1.814
First Pay	5/03	5/03	5/03	5/03	5/03	5/03	5/03	5/03
Last Pay	2/33	2/33	2/33	2/33	2/33	3/10	10/08	6/07

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0304D   30 year   5.2

11:59:43 am April 24, 2003

Chris Hackel chackel@jacana

cmoproj.573

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
4A3	2,000,000.00	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.5000	04/30/03	30 year	6.07	358.00	325.0PSA	98:00

Price	PSA 0	PSA 100	PSA 200	PSA 325	PSA 400	PSA 500	PSA 600	PSA 700	PSA 900
97:16	5.751	5.788	5.819	5.848	5.863	5.879	5.917	5.989	6.116
97:17	5.748	5.785	5.815	5.844	5.858	5.874	5.912	5.983	6.108
97:18	5.746	5.782	5.811	5.840	5.854	5.870	5.907	5.977	6.100
97:19	5.743	5.778	5.807	5.836	5.849	5.865	5.902	5.970	6.092
97:20	5.740	5.775	5.803	5.831	5.845	5.860	5.896	5.964	6.083
97:21	5.737	5.772	5.800	5.827	5.840	5.856	5.891	5.958	6.075
97:22	5.734	5.768	5.796	5.823	5.836	5.851	5.886	5.951	6.067
97:23	5.732	5.765	5.792	5.819	5.832	5.846	5.881	5.945	6.059
97:24	5.729	5.762	5.788	5.814	5.827	5.842	5.875	5.939	6.051
97:25	5.726	5.758	5.785	5.810	5.823	5.837	5.870	5.933	6.042
97:26	5.723	5.755	5.781	5.806	5.818	5.832	5.865	5.926	6.034
97:27	5.721	5.752	5.777	5.802	5.814	5.828	5.860	5.920	6.026
97:28	5.718	5.748	5.773	5.798	5.809	5.823	5.854	5.914	6.018
97:29	5.715	5.745	5.769	5.793	5.805	5.818	5.849	5.907	6.010
97:30	5.712	5.742	5.766	5.789	5.801	5.814	5.844	5.901	6.002
97:31	5.709	5.738	5.762	5.785	5.796	5.809	5.839	5.895	5.993
98:00	5.707	5.735	5.758	5.781	5.792	5.804	5.834	5.888	5.985
98:01	5.704	5.732	5.754	5.777	5.787	5.800	5.828	5.882	5.977
98:02	5.701	5.728	5.751	5.772	5.783	5.795	5.823	5.876	5.969
98:03	5.698	5.725	5.747	5.768	5.778	5.790	5.818	5.870	5.961
98:04	5.696	5.722	5.743	5.764	5.774	5.786	5.813	5.863	5.953
98:05	5.693	5.718	5.739	5.760	5.770	5.781	5.807	5.857	5.945
98:06	5.690	5.715	5.736	5.756	5.765	5.776	5.802	5.851	5.936
98:07	5.687	5.712	5.732	5.751	5.761	5.772	5.797	5.845	5.928
98:08	5.684	5.708	5.728	5.747	5.756	5.767	5.792	5.838	5.920
98:09	5.682	5.705	5.724	5.743	5.752	5.762	5.787	5.832	5.912
98:10	5.679	5.702	5.720	5.739	5.748	5.758	5.781	5.826	5.904
98:11	5.676	5.699	5.717	5.735	5.743	5.753	5.776	5.820	5.896
98:12	5.673	5.695	5.713	5.730	5.739	5.748	5.771	5.813	5.888
98:13	5.671	5.692	5.709	5.726	5.734	5.744	5.766	5.807	5.880
98:14	5.668	5.689	5.705	5.722	5.730	5.739	5.761	5.801	5.871
98:15	5.665	5.685	5.702	5.718	5.726	5.735	5.755	5.795	5.863
Avg Life	20.446	15.340	12.541	10.579	9.827	9.097	7.770	6.136	4.530
Duration	11.441	9.553	8.422	7.548	7.186	6.814	6.077	5.052	3.893
First Pay	5/08	5/08	5/08	5/08	5/08	5/08	5/08	5/08	6/07
Last Pay	2/33	2/33	2/33	2/33	2/33	2/33	11/32	10/10	4/08

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0304E   30 year   5.3

3:39:59 pm April 14, 2003

Chris Hackel chackel@jacana

cmoproj.564

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
5A1	28,555,635.18	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.5000	04/29/03	30 year	6.20	359.00	250.0PSA	100:26

Price	PSA 50	PSA 100	PSA 250	PSA 300	PSA 400	PSA 500	PSA 600	PSA 700
100:10	5.487	5.472	5.423	5.406	5.374	5.343	5.313	5.284
100:11	5.484	5.467	5.416	5.399	5.366	5.333	5.302	5.271
100:12	5.480	5.463	5.410	5.392	5.357	5.323	5.290	5.258
100:13	5.477	5.459	5.403	5.385	5.348	5.313	5.279	5.246
100:14	5.473	5.455	5.397	5.378	5.340	5.303	5.267	5.233
100:15	5.470	5.451	5.391	5.371	5.331	5.293	5.256	5.220
100:16	5.466	5.446	5.384	5.363	5.323	5.283	5.244	5.207
100:17	5.463	5.442	5.378	5.356	5.314	5.273	5.233	5.194
100:18	5.459	5.438	5.371	5.349	5.305	5.263	5.222	5.182
100:19	5.456	5.434	5.365	5.342	5.297	5.253	5.210	5.169
100:20	5.452	5.430	5.359	5.335	5.288	5.243	5.199	5.156
100:21	5.449	5.425	5.352	5.328	5.280	5.233	5.187	5.144
100:22	5.445	5.421	5.346	5.321	5.271	5.223	5.176	5.131
100:23	5.442	5.417	5.339	5.313	5.262	5.213	5.165	5.118
100:24	5.438	5.413	5.333	5.306	5.254	5.203	5.153	5.105
100:25	5.435	5.409	5.327	5.299	5.245	5.193	5.142	5.093
100:26	5.431	5.405	5.320	5.292	5.237	5.183	5.131	5.080
100:27	5.428	5.400	5.314	5.285	5.228	5.173	5.119	5.067
100:28	5.425	5.396	5.307	5.278	5.219	5.163	5.108	5.055
100:29	5.421	5.392	5.301	5.271	5.211	5.153	5.097	5.042
100:30	5.418	5.388	5.295	5.264	5.202	5.143	5.085	5.029
100:31	5.414	5.384	5.288	5.257	5.194	5.133	5.074	5.017
101:00	5.411	5.380	5.282	5.249	5.185	5.123	5.063	5.004
101:01	5.407	5.375	5.276	5.242	5.177	5.113	5.051	4.991
101:02	5.404	5.371	5.269	5.235	5.168	5.103	5.040	4.979
101:03	5.400	5.367	5.263	5.228	5.160	5.093	5.029	4.966
101:04	5.397	5.363	5.257	5.221	5.151	5.083	5.017	4.953
101:05	5.393	5.359	5.250	5.214	5.143	5.073	5.006	4.941
101:06	5.390	5.355	5.244	5.207	5.134	5.063	4.995	4.928
101:07	5.387	5.351	5.238	5.200	5.126	5.053	4.983	4.916
101:08	5.383	5.346	5.231	5.193	5.117	5.043	4.972	4.903
101:09	5.380	5.342	5.225	5.186	5.109	5.034	4.961	4.890
Avg Life	14.467	11.227	6.343	5.505	4.358	3.620	3.110	2.736
Duration	8.915	7.409	4.840	4.338	3.601	3.091	2.717	2.432
First Pay	5/03	5/03	5/03	5/03	5/03	5/03	5/03	5/03
Last Pay	3/33	3/33	3/33	3/33	3/33	3/33	2/33	5/31

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0304F   30 year   5.4

1:09:44 pm April 24, 2003

Chris Hackel chackel@jacana

cmoproj.573

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
6A10	6,578,000.00	8.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	8.5000	04/30/03	30 year	6.15	358.04	325.0PSA	109:05

Price	PSA 0	PSA 100	PSA 200	PSA 325	PSA 400	PSA 500	PSA 600	PSA 700	PSA 900
108:21	7.517	6.705	6.321	6.381	6.086	5.641	5.274	4.949	4.370
108:22	7.513	6.698	6.313	6.374	6.078	5.632	5.263	4.937	4.356
108:23	7.510	6.692	6.306	6.367	6.070	5.622	5.252	4.926	4.343
108:24	7.506	6.686	6.299	6.360	6.062	5.613	5.242	4.914	4.329
108:25	7.503	6.680	6.291	6.352	6.054	5.603	5.231	4.902	4.315
108:26	7.499	6.674	6.284	6.345	6.046	5.594	5.220	4.890	4.302
108:27	7.495	6.668	6.277	6.338	6.038	5.584	5.209	4.879	4.288
108:28	7.492	6.662	6.269	6.331	6.030	5.575	5.199	4.867	4.275
108:29	7.488	6.656	6.262	6.324	6.022	5.565	5.188	4.855	4.261
108:30	7.485	6.649	6.255	6.317	6.014	5.555	5.177	4.843	4.247
108:31	7.481	6.643	6.247	6.310	6.005	5.546	5.167	4.831	4.234
109:00	7.478	6.637	6.240	6.303	5.997	5.536	5.156	4.820	4.220
109:01	7.474	6.631	6.233	6.296	5.989	5.527	5.145	4.808	4.207
109:02	7.470	6.625	6.225	6.288	5.981	5.517	5.134	4.796	4.193
109:03	7.467	6.619	6.218	6.281	5.973	5.508	5.124	4.785	4.179
109:04	7.463	6.613	6.211	6.274	5.965	5.498	5.113	4.773	4.166
109:05	7.460	6.607	6.204	6.267	5.957	5.489	5.102	4.761	4.152
109:06	7.456	6.601	6.196	6.260	5.949	5.479	5.092	4.749	4.139
109:07	7.453	6.594	6.189	6.253	5.941	5.470	5.081	4.738	4.125
109:08	7.449	6.588	6.182	6.246	5.933	5.460	5.070	4.726	4.112
109:09	7.446	6.582	6.174	6.239	5.925	5.451	5.060	4.714	4.098
109:10	7.442	6.576	6.167	6.232	5.917	5.441	5.049	4.703	4.085
109:11	7.439	6.570	6.160	6.225	5.909	5.432	5.038	4.691	4.071
109:12	7.435	6.564	6.153	6.218	5.901	5.422	5.028	4.679	4.058
109:13	7.431	6.558	6.145	6.211	5.893	5.413	5.017	4.667	4.044
109:14	7.428	6.552	6.138	6.204	5.885	5.403	5.006	4.656	4.030
109:15	7.424	6.546	6.131	6.197	5.877	5.394	4.996	4.644	4.017
109:16	7.421	6.540	6.123	6.190	5.869	5.385	4.985	4.632	4.003
109:17	7.417	6.534	6.116	6.183	5.861	5.375	4.975	4.621	3.990
109:18	7.414	6.528	6.109	6.176	5.853	5.366	4.964	4.609	3.976
109:19	7.410	6.522	6.102	6.168	5.845	5.356	4.953	4.597	3.963
109:20	7.407	6.515	6.094	6.161	5.837	5.347	4.943	4.586	3.950
Avg Life	14.956	6.371	4.998	5.282	4.408	3.549	3.083	2.767	2.342
Duration	8.016	4.665	3.897	4.019	3.537	2.994	2.663	2.428	2.099
First Pay	5/03	5/03	5/03	5/03	5/03	5/03	5/03	5/03	5/03
Last Pay	9/27	6/17	11/16	3/33	2/33	5/11	3/09	3/08	3/07

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0304F   30 year   5.4

1:09:50 pm April 24, 2003

Chris Hackel chackel@jacana

cmoproj.573

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
6A11	26,312,000.00	4.75000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	4.7500	04/30/03	30 year	6.15	358.04	325.0PSA	101:01

Price	PSA 0	PSA 100	PSA 200	PSA 325	PSA 400	PSA 500	PSA 600	PSA 700	PSA 900
100:17	4.712	4.633	4.596	4.603	4.573	4.529	4.494	4.462	4.406
100:18	4.709	4.627	4.589	4.596	4.565	4.519	4.483	4.450	4.392
100:19	4.706	4.621	4.581	4.589	4.557	4.510	4.471	4.438	4.378
100:20	4.703	4.615	4.574	4.581	4.549	4.500	4.460	4.425	4.363
100:21	4.700	4.609	4.567	4.574	4.540	4.490	4.449	4.413	4.349
100:22	4.697	4.603	4.559	4.567	4.532	4.480	4.438	4.401	4.335
100:23	4.694	4.597	4.552	4.560	4.524	4.470	4.427	4.389	4.321
100:24	4.691	4.591	4.545	4.553	4.516	4.461	4.416	4.376	4.306
100:25	4.688	4.585	4.537	4.546	4.508	4.451	4.405	4.364	4.292
100:26	4.684	4.580	4.530	4.539	4.500	4.441	4.394	4.352	4.278
100:27	4.681	4.574	4.523	4.532	4.491	4.431	4.383	4.340	4.263
100:28	4.678	4.568	4.515	4.525	4.483	4.422	4.372	4.328	4.249
100:29	4.675	4.562	4.508	4.518	4.475	4.412	4.361	4.315	4.235
100:30	4.672	4.556	4.501	4.511	4.467	4.402	4.349	4.303	4.221
100:31	4.669	4.550	4.493	4.503	4.459	4.392	4.338	4.291	4.206
101:00	4.666	4.544	4.486	4.496	4.451	4.383	4.327	4.279	4.192
101:01	4.663	4.538	4.479	4.489	4.442	4.373	4.316	4.267	4.178
101:02	4.660	4.532	4.471	4.482	4.434	4.363	4.305	4.254	4.164
101:03	4.657	4.526	4.464	4.475	4.426	4.353	4.294	4.242	4.150
101:04	4.654	4.520	4.457	4.468	4.418	4.344	4.283	4.230	4.135
101:05	4.650	4.514	4.450	4.461	4.410	4.334	4.272	4.218	4.121
101:06	4.647	4.508	4.442	4.454	4.402	4.324	4.261	4.206	4.107
101:07	4.644	4.502	4.435	4.447	4.394	4.314	4.250	4.194	4.093
101:08	4.641	4.496	4.428	4.440	4.386	4.305	4.239	4.181	4.079
101:09	4.638	4.490	4.420	4.433	4.377	4.295	4.228	4.169	4.064
101:10	4.635	4.484	4.413	4.426	4.369	4.285	4.217	4.157	4.050
101:11	4.632	4.478	4.406	4.419	4.361	4.276	4.206	4.145	4.036
101:12	4.629	4.472	4.399	4.412	4.353	4.266	4.195	4.133	4.022
101:13	4.626	4.467	4.391	4.405	4.345	4.256	4.184	4.121	4.008
101:14	4.623	4.461	4.384	4.398	4.337	4.246	4.173	4.109	3.994
101:15	4.620	4.455	4.377	4.391	4.329	4.237	4.162	4.096	3.979
101:16	4.617	4.449	4.370	4.384	4.321	4.227	4.151	4.084	3.965
Avg Life	14.956	6.371	4.998	5.282	4.408	3.549	3.083	2.767	2.342
Duration	9.984	5.176	4.218	4.366	3.786	3.161	2.789	2.528	2.166
First Pay	5/03	5/03	5/03	5/03	5/03	5/03	5/03	5/03	5/03
Last Pay	9/27	6/17	11/16	3/33	3/33	5/11	3/09	3/08	3/07

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0304F   30 year   5.4

1:10:03 pm April 24, 2003

Chris Hackel chackel@jacana

cmoproj.573

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
6A12	11,075,000.00	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.5000	04/30/03	30 year	6.15	358.04	325.0PSA	98:13

Price	PSA 0	PSA 100	PSA 200	PSA 325	PSA 400	PSA 500	PSA 600	PSA 700	PSA 900
97:29	5.698	5.725	5.820	6.267	6.458	6.652	6.816	6.964	7.231
97:30	5.696	5.722	5.815	6.254	6.442	6.632	6.793	6.939	7.201
97:31	5.693	5.719	5.810	6.242	6.425	6.612	6.770	6.913	7.170
98:00	5.691	5.716	5.806	6.229	6.409	6.592	6.747	6.887	7.140
98:01	5.688	5.713	5.801	6.216	6.393	6.572	6.724	6.862	7.109
98:02	5.686	5.710	5.796	6.203	6.376	6.552	6.701	6.836	7.079
98:03	5.684	5.707	5.792	6.190	6.360	6.532	6.678	6.811	7.048
98:04	5.681	5.704	5.787	6.177	6.344	6.512	6.655	6.785	7.018
98:05	5.679	5.701	5.782	6.164	6.327	6.492	6.633	6.759	6.987
98:06	5.676	5.698	5.778	6.151	6.311	6.473	6.610	6.734	6.957
98:07	5.674	5.695	5.773	6.139	6.295	6.453	6.587	6.708	6.926
98:08	5.671	5.692	5.768	6.126	6.278	6.433	6.564	6.683	6.896
98:09	5.669	5.689	5.764	6.113	6.262	6.413	6.541	6.657	6.865
98:10	5.666	5.687	5.759	6.100	6.246	6.393	6.518	6.632	6.835
98:11	5.664	5.684	5.754	6.087	6.229	6.373	6.496	6.606	6.805
98:12	5.661	5.681	5.750	6.075	6.213	6.354	6.473	6.581	6.774
98:13	5.659	5.678	5.745	6.062	6.197	6.334	6.450	6.555	6.744
98:14	5.656	5.675	5.740	6.049	6.181	6.314	6.427	6.530	6.713
98:15	5.654	5.672	5.736	6.036	6.164	6.294	6.404	6.504	6.683
98:16	5.652	5.669	5.731	6.023	6.148	6.274	6.382	6.479	6.653
98:17	5.649	5.666	5.726	6.011	6.132	6.255	6.359	6.453	6.622
98:18	5.647	5.663	5.722	5.998	6.116	6.235	6.336	6.428	6.592
98:19	5.644	5.660	5.717	5.985	6.099	6.215	6.313	6.402	6.562
98:20	5.642	5.657	5.712	5.972	6.083	6.195	6.291	6.377	6.532
98:21	5.639	5.654	5.708	5.959	6.067	6.176	6.268	6.352	6.501
98:22	5.637	5.651	5.703	5.947	6.051	6.156	6.245	6.326	6.471
98:23	5.634	5.648	5.698	5.934	6.034	6.136	6.223	6.301	6.441
98:24	5.632	5.646	5.694	5.921	6.018	6.117	6.200	6.275	6.411
98:25	5.630	5.643	5.689	5.908	6.002	6.097	6.177	6.250	6.381
98:26	5.627	5.640	5.684	5.896	5.986	6.077	6.155	6.225	6.350
98:27	5.625	5.637	5.680	5.883	5.970	6.058	6.132	6.199	6.320
98:28	5.622	5.634	5.675	5.870	5.954	6.038	6.109	6.174	6.290
Avg Life	24.612	17.471	9.641	2.782	2.135	1.734	1.497	1.332	1.112
Duration	12.875	10.764	6.772	2.469	1.943	1.597	1.388	1.240	1.041
First Pay	5/03	5/03	5/03	5/03	5/03	5/03	5/03	5/03	5/03
Last Pay	1/31	9/25	8/21	12/08	8/06	11/05	6/05	3/05	11/04

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0304F   30 year   5.4

11:44:24 am April 24, 2003

Chris Hackel chackel@jacana

cmoproj.573

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
6A13	523,290.00	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.5000	04/30/03	30 year	6.15	358.04	325.0PSA	98:16

Price	PSA 0	PSA 100	PSA 200	PSA 325	PSA 400	PSA 500	PSA 600	PSA 700	PSA 900
98:00	5.624	5.636	7.671	9.554	9.554	9.554	9.554	9.734	10.284
98:01	5.622	5.635	7.630	9.476	9.476	9.476	9.476	9.653	10.192
98:02	5.621	5.633	7.589	9.398	9.398	9.398	9.398	9.571	10.100
98:03	5.620	5.632	7.548	9.321	9.321	9.321	9.321	9.490	10.008
98:04	5.619	5.630	7.508	9.243	9.243	9.243	9.243	9.409	9.916
98:05	5.618	5.629	7.467	9.165	9.165	9.165	9.165	9.328	9.824
98:06	5.617	5.628	7.426	9.088	9.088	9.088	9.088	9.247	9.732
98:07	5.615	5.626	7.385	9.010	9.010	9.010	9.010	9.166	9.641
98:08	5.614	5.625	7.344	8.933	8.933	8.933	8.933	9.085	9.549
98:09	5.613	5.623	7.304	8.856	8.856	8.856	8.856	9.004	9.458
98:10	5.612	5.622	7.263	8.778	8.778	8.778	8.778	8.923	9.366
98:11	5.611	5.621	7.222	8.701	8.701	8.701	8.701	8.843	9.275
98:12	5.610	5.619	7.182	8.624	8.624	8.624	8.624	8.762	9.183
98:13	5.609	5.618	7.141	8.547	8.547	8.547	8.547	8.681	9.092
98:14	5.607	5.616	7.100	8.470	8.470	8.470	8.470	8.601	9.001
98:15	5.606	5.615	7.060	8.393	8.393	8.393	8.393	8.520	8.910
98:16	5.605	5.614	7.019	8.316	8.316	8.316	8.316	8.440	8.818
98:17	5.604	5.612	6.979	8.239	8.239	8.239	8.239	8.359	8.727
98:18	5.603	5.611	6.938	8.162	8.162	8.162	8.162	8.279	8.637
98:19	5.602	5.609	6.898	8.085	8.085	8.085	8.085	8.199	8.546
98:20	5.600	5.608	6.857	8.009	8.009	8.009	8.009	8.119	8.455
98:21	5.599	5.607	6.817	7.932	7.932	7.932	7.932	8.039	8.364
98:22	5.598	5.605	6.776	7.855	7.855	7.855	7.855	7.959	8.273
98:23	5.597	5.604	6.736	7.779	7.779	7.779	7.779	7.879	8.183
98:24	5.596	5.603	6.696	7.702	7.702	7.702	7.702	7.799	8.092
98:25	5.595	5.601	6.655	7.626	7.626	7.626	7.626	7.719	8.002
98:26	5.594	5.600	6.615	7.549	7.549	7.549	7.549	7.639	7.912
98:27	5.592	5.598	6.575	7.473	7.473	7.473	7.473	7.559	7.821
98:28	5.591	5.597	6.534	7.397	7.397	7.397	7.397	7.479	7.731
98:29	5.590	5.596	6.494	7.321	7.321	7.321	7.321	7.400	7.641
98:30	5.589	5.594	6.454	7.245	7.245	7.245	7.245	7.320	7.551
98:31	5.588	5.593	6.413	7.168	7.168	7.168	7.168	7.241	7.461
Avg Life	28.109	23.337	0.827	0.434	0.434	0.434	0.434	0.415	0.366
Duration	27.337	22.667	0.779	0.411	0.411	0.411	0.411	0.393	0.347
First Pay	1131	9/25	5/03	5/03	5/03	5/03	5/03	5/03	5/03
Last Pay	10/31	8/27	7/04	12/03	12/03	12/03	12/03	11/03	10/03

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

M0304T1   30 year   5.5

11:07:52 am March 18, 2003

Peter M. Ma peterma@fiunmr24

cmoproj.562

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
CA	62,415,000.00	8.27267	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	7.4146	04/30/03	30 year	6.14	358.00	350.0PSA	102:24

Price	PSA 100	PSA 300	PSA 325	PSA 350	PSA 375	PSA 500	PSA 750	PSA 1000
102:08	6.200	6.228	6.262	6.248	6.302	6.660	7.112	7.019
102:09	6.198	6.223	6.257	6.243	6.297	6.653	7.099	7.002
102:10	6.195	6.219	6.252	6.238	6.292	6.645	7..086	6.985
102:11	6.193	6.214	6.248	6.234	6.287	6.638	7.073	6.969
102:12	6.190	6.210	6.243	6.229	6.282	6.630	7.060	6.952
103:13	6.188	6.205	6.238	6.224	6.277	6.623	7.047	6.936
102:14	6.185	6.201	6.233	6.220	6.272	6.615	7.034	6.919
102:15	6.183	6.196	6.229	6.215	6.267	6.607	7.021	6.902
102:16	6.180	6.192	6.224	6.211	6.262	6.600	7.008	6.886
102:17	6.178	6.187	6.219	6.206	6.257	6.592	6.995	6.869
102:18	6.175	6.183	6.215	6.201	6.252	6.585	6.982	6.853
102:19	6.173	6.178	6.210	6.197	6.247	6.577	6.969	6.836
102:20	6.170	6.174	6.205	6.192	6.242	6.570	6.956	6.819
102:21	6.168	6.169	6.200	6.187	6.237	6.562	6.943	6.803
102:22	6.165	6.165	6.196	6.183	6.232	6.555	6.930	6.786
102:23	6.163	6.160	6.191	6.178	6.227	6.547	6.917	6.770
102:24	6.161	6.156	6.186	6.173	6.222	6.540	6.904	6.753
102:25	6.158	6.151	6.181	6.169	6.217	6.532	6.891	6.737
102:26	6.156	6.147	6.177	6.164	6.212	6.525	6.878	6.720
102:27	6.153	6.142	6.172	6.160	6.207	6.517	6.865	6.704
102:28	6.151	6.138	6.167	6.155	6.202	6.510	6.853	6.687
102:29	6.148	6.133	6.163	6.150	6.197	6.502	6.840	6.671
102:30	6.146	6.129	6.158	6.146	6.192	6.495	6.827	6.654
102:31	6.143	6.124	6.153	6.141	6.187	6.487	6.814	6.638
103:00	6.141	6.120	6.148	6.136	6.182	6.480	6.801	6.621
103:01	6.138	6.115	6.144	6.132	6.177	6.472	6.788	6.605
103:02	6.136	6.111	6.139	6.127	6.172	6.465	6.775	6.588
103:03	6.134	6.106	6.134	6.123	6.167	6.457	6.762	6.572
103:04	6.131	6.102	6.130	6.118	6.162	6.450	6.750	6.555
103:05	6.129	6.097	6.125	6.113	6.157	6.442	6.737	6.539
103:06	6.126	6.093	6.120	6.109	6.152	6.435	6.724	6.523
103:07	6.124	6.088	6.116	6.104	6.147	6.427	6.711	6.506
Avg Life	15.749	8.756	8.773	9.218	8.475	5.346	2.818	2.102
Duration	12.270	6.735	6.398	6.524	6.031	4.024	2.336	1.828
First Pay	8/10	8/07	8/07	8/06	4/05	4/04	11/03	10/03
Last Pay	3/27	7/19	7/19	2/33	2/33	2/33	12/30	7/08

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

M0304T1   30 year   5.5

11:08:05 am March 18, 2003

Peter M. Ma peterma@fiunmr24

cmoproj.562

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
CA	62,415,000.00	8.27267	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	8.2727	04/30/03	30 year	6.14	358.00	350.0PSA	102:24

Months 360	CPR 5.00	CPR 10.00	CPR 15.00	CPR 20.00	CPR 25.00	CPR 30.00	CPR 40.00	CPR 50.00
102:08	6.176	6.168	6.313	6.536	6.874	7.171	6.933	6.409
102:09	6.173	6.165	6.309	6.529	6.864	7.156	6.911	6.380
102:10	6.171	6.162	6.304	6.523	6.854	7.142	6.890	6.351
102:11	6.169	6.159	6.299	6.516	6.844	7.127	6.868	6.322
102:12	6.166	6.155	6.295	6.509	6.833	7.113	6.847	6.293
102:13	6.164	6.152	6.290	6.502	6.823	7.098	6.825	6.264
102:14	6.162	6.149	6.286	6.495	6.813	7.084	6.804	6.235
102:15	6.159	6.146	6.281	6.488	6.803	7.069	6.782	6.206
102:16	6.157	6.143	6.276	6.482	6.793	7.055	6.761	6.177
102:17	6.155	6.140	6.272	6.475	6.783	7.040	6.739	6.149
102:18	6.152	6.137	6.267	6.468	6.772	7.026	6.718	6.120
102:19	6.150	6.133	6.263	6.461	6.762	7.012	6.697	6.091
102:20	6.148	6.130	6.258	6.455	6.752	6.997	6.675	6.062
102:21	6.145	6.127	6.253	6.448	6.742	6.983	6.654	6.034
102:22	6.143	6.124	6.249	6.441	6.732	6.968	6.633	6.005
102:23	6.141	6.121	6.244	6.434	6.722	6.954	6.611	5.976
102:24	6.138	6.118	6.240	6.427	6.712	6.940	6.590	5.948
102:25	6.136	6.115	6.235	6.421	6.702	6.925	6.569	5.919
102:26	6.134	6.112	6.230	6.414	6.692	6.911	6.548	5.890
102:27	6.131	6.109	6.226	6.407	6.681	6.897	6.526	5.862
102:28	6.129	6.105	6.221	6.400	6.671	6.883	6.505	5.833
102:29	6.127	6.102	6.217	6.394	6.661	6.868	6.484	5.805
102:30	6.124	6.099	6.212	6.387	6.651	6.854	6.463	5.776
102:31	6.122	6.096	6.207	6.380	6.641	6.840	6.442	5.748
103:00	6.120	6.093	6.203	6.374	6.631	6.825	6.420	5.719
103:01	6.117	6.090	6.198	6.367	6.621	6.811	6.399	5.691
103:02	6.115	6.087	6.194	6.360	6.611	6.797	6.378	5.663
103:03	6.113	6.084	6.189	6.353	6.601	6.783	6.357	5.634
103:04	6.110	6.081	6.185	6.347	6.591	6.769	6.336	5.606
103:05	6.108	6.077	6.180	6.340	6.581	6.754	6.315	5.578
103:06	6.106	6.074	6.175	6.333	6.571	6.740	6.294	5.549
103:07	6.104	6.071	6.171	6.327	6.561	6.726	6.273	5.521
Avg Life	17.421	13.753	9.452	6.465	4.261	2.861	1.733	1.212
Duration	13.003	9.690	6.581	4.470	2.993	2.108	1.421	1.056
First Pay	6/11	8/03	6/03	6/03	6/03	5/03	5/03	5/03
Last Pay	12/29	2/33	2/33	2/33	2/33	2/33	1/12	6/08

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

M0304T1   30 year   5.5

11:09:08 am March 18, 2003

Peter M. Ma peterma@fiunmr24

cmoproj.562

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
CA	62,415,000.00	8.27267	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.0294	04/30/03	30 year	6.14	358.00	350.0PSA	102:24

Months 12 12 24 24 288	PSA 600 600 100 600 600	PSA 100 100 600 100 100	PSA 600 100 100 100 100	PSA 100 600 600 600 600	PSA 1000 500 100 100 100	PSA 2000 500 100 100 100	PSA 600 600 100 600 100	PSA 100 100 600 100 600
102:08	6.700	6.242	6.214	6.868	6.440	6.700	6.357	6.509
102:09	6.693	6.238	6.211	6.859	6.437	6.695	6.352	6.503
102:10	6.687	6.234	6.209	6.850	6.433	6.690	6.348	6.498
102:11	6.680	6.230	6.206	6.842	6.430	6.685	6.343	6.492
102:12	6.673	6.226	6.204	6.833	6.426	6.680	6.338	6.486
102:13	6.667	6.222	6.201	6.824	6.422	6.675	6.334	6.481
102:14	6.660	6.218	6.199	6.815	6.419	6.669	6.329	6.475
102:15	6.654	6.215	6.196	6.806	6.415	6.664	6.324	6.469
102:16	6.647	6.211	6.194	6.797	6.412	6.659	6.320	6.463
102:17	6.640	6.207	6.191	6.788	6.408	6.654	6.315	6.458
102:18	6.634	6.203	6.189	6.779	6.404	6.649	6.311	6.452
102:19	6.627	6.199	6.186	6.770	6.401	6.644	6.306	6.446
102:20	6.621	6.195	6.184	6.761	6.397	6.639	6.301	6.441
102:21	6.614	6.191	6.182	6.752	6.394	6.634	6.297	6.435
102:22	6.608	6.188	6.179	6.743	6.390	6.628	6.292	6.429
102:23	6.601	6.184	6.177	6.735	6.387	6.623	6.287	6.424
102:24	6.594	6.180	6.174	6.726	6.383	6.618	6.283	6.418
102:25	6.588	6.176	6.172	6.717	6.379	6.613	6.278	6.412
102:26	6.581	6.172	6.169	6.708	6.376	6.608	6.274	6.406
102:27	6.575	6.168	6.167	6.699	6.372	6.603	6.269	6.401
102:28	6.568	6.165	6.164	6.690	6.369	6.598	6.264	6.395
102:29	6.562	6.161	6.162	6.681	6.365	6.593	6.260	6.389
102:30	6.555	6.157	6.159	6.672	6.362	6.588	6.255	6.384
102:31	6.549	6.153	6.157	6.664	6.358	6.583	6.251	6.378
103:00	6.542	6.149	6.154	6.655	6.354	6.578	6.246	6.372
103:01	6.535	6.145	6.152	6.646	6.351	6.572	6.241	6.367
103:02	6.529	6.142	6.149	6.637	6.347	6.567	6.237	6.361
103:03	6.522	6.138	6.147	6.628	6.344	6.562	6.232	6.355
103:04	6.516	6.134	6.144	6.619	6.340	6.557	6.228	6.350
103:05	6.509	6.130	6.142	6.611	6.337	6.552	6.223	6.344
103:06	6.503	6.126	6.139	6.602	6.333	6.547	6.219	6.338
103:07	6.496	6.122	6.137	6.593	6.330	6.542	6.214	6.333
Avg Life	5.967	11.843	17.380	4.104	14.143	11.212	10.338	6.463
Duration	4.601	7.861	12.199	3.402	8.454	5.927	6.558	5.313
First Pay	1/04	9/05	1/04	7/04	10/03	7/03	1/04	9/05
Last Pay	2/33	2/33	2/33	2/33	2/33	2/33	2/33	2/33

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

M0304T1   30 year   5.5

11:10:10 am March 18, 2003

Peter M. Ma peterma@fiunmr24

cmoproj.562

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
CA	62,415,000.00	8.27267	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	8.2727	04/30/03	30 year	6.14	358.00	350.0PSA	102:24

Months 24 336	CPR 30.00 12.00	CPR 12.00 300.00	CPR 50.00 12.00
102:08	6.849	6.694	6.463
102:09	6.841	6.676	6.450
102:10	6.833	6.657	6.436
102:11	6.825	6.639	6.422
102:12	6.816	6.621	6.409
102:13	6.808	6.603	6.395
102:14	6.800	6.585	6.382
102:15	6.792	6.567	6.368
102:16	6.784	6.549	6.354
102:17	6.776	6.531	6.341
102:18	6.769	6.513	6.327
102:19	6.761	6.495	6.314
102:20	6.753	6.477	6.300
102:21	6.745	6.459	6.287
102:22	6.737	6.441	6.273
102:23	6.729	6.423	6.260
102:24	6.721	6.406	6.247
102:25	6.713	6.388	6.233
102:26	6.705	6.370	6.220
102:27	6.697	6.352	6.207
102:28	6.689	6.334	6.193
102:29	6.681	6.316	6.180
102:30	6.673	6.298	6.167
102:31	6.666	6.280	6.153
103:00	6.658	6.262	6.140
103:01	6.650	6.244	6.127
103:02	6.642	6.226	6.114
103:03	6.634	6.209	6.101
103:04	6.626	6.191	6.088
103:05	6.618	6.173	6.074
103:06	6.611	6.155	6.061
103:07	6.603	6.137	6.048
Avg Life	6.621	1.868	3.755
Duration	3.812	1.684	2.258
First Pay	5/03	7/03	5/03
Last Pay	2/33	5/05	2/33

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

M0304T1   30 year   5.5

11:11:28 am March 18, 2003

Peter M. Ma peterma@fiunmr24

cmoproj.562

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
CA	62,415,000.00	8.27267	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.0294	04/30/03	30 year	6.14	358.00	350.0PSA	102:24

Months 24 24 24 24 24 24 24 24 24 24 24 24 24 24 24	PSA 600 100 600 100 600 100 600 100 600 100 600 100 600 100 600	PSA 100 600 100 600 100 600 100 600 100 600 100 600 100 600 100
102:08	6.539	6.450
102:09	6.534	6.445
102:10	6.528	6.440
102:11	6.522	6.434
102:12	6.517	6.429
102:13	6.511	6.423
102:14	6.505	6.418
102:15	6.500	6.413
102:16	6.494	6.407
102:17	6.488	6.402
102:18	6.483	6.397
102:19	6.477	6.391
102:20	6.471	6.386
102:21	6.466	6.381
102:22	6.460	6.375
102:23	6.454	6.370
102:24	6.449	6.364
102:25	6.443	6.359
102:26	6.437	6.354
102:27	6.432	6.348
102:28	6.426	6.343
102:29	6.421	6.338
Avg Life	7.365	7.138
Duration	5.360	5.655
First Pay	1/04	9/05
Last Pay	2/33	2/33

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

PRELIMINARY (4/10/03)

Collateral

GROUP1:
Type	Balance	Coupon	Prepay	WAM	Age	WAC
WHOLE	45,892,922.66	5.712	PSA	325	358	2	5.962
WHOLE	54,107,077.34	5.983	PSA	325	358	2	6.233

GROUP2/3:
	Type	Balance	Coupon	Prepay	WAM	Age	WAC
WHOLE	1,787,065	4.754	PSA	325	179	1	5.004
WHOLE	400,023,030.29	5.453	PSA	325	178	1	5.706

GROUP4:
	Type	Balance	Coupon	Prepay	WAM	Age	WAC
WHOLE	1,909,814.19	5.431	PSA	325	358	2	5.681
WHOLE	98,090,185.81	5.867	PSA	325	358	2	6.117

GROUP5:
	Type	Balance	Coupon	Prepay	WAM	Age	WAC
WHOLE	4,033,800	5.258	PSA	250	359	1	5.558
WHOLE	25,664,670	6.000	PSA	250	359	1	6.300

GROUP6	(1st	file):
	Type	Balance	Coupon	Prepay	WAM	Age	WAC
WHOLE	9,234,051.47	5.390	PSA	325	359	1	5.655
WHOLE	240,765,948.53	5.908	PSA	325	358	1	6.169

GROUP6	(2nd file)
	PassThru	WAC	WAM	WALA	Bal	Owned
1	WHOLE	6.62500	6.87500	359	1	217767.19
2	WHOLE	6.50000	6.75000	310	1	1411500.00
3	WHOLE	6.37500	6.62500	357	3	3783424.00
4	WHOLE	6.25000	6.50000	359	1	13880396.00
5	WHOLE	6.12500	6.37500	355	1	34843769.00
6	WHOLE	6.00000	6.25000	358	0	54875107.00
7	WHOLE	5.87500	6.12500	358	0	56859570.00
8	WHOLE	5.75000	6.00000	360	0	38513139.00
9	WHOLE	5.74000	5.99000	359	1	3398653.00
10	WHOLE	5.71000	6.00000	360	0	4939877.00
11	WHOLE	5.62500	5.87500	360	0	18921528.00
12	WHOLE	5.58500	5.87500	360	0	3801124.00
13	WHOLE	5.50000	5.75000	360	0	2749341.00
14	WHOLE	5.46000	5.75000	360	0	1054707.00
15	WHOLE	5.33500	5.62500	360	0	527903.00
16	WHOLE	5.21000	5.50000	360	0	376681.00
17	WHOLE	4.96000	5.25000	360	0	402148.00

GROUP7:
Type	Balance	Coupon	Prepay	WAM	Age	WAC
WHOLE	12,299,273	5.376	PSA	375	359	1	5.656
WHOLE	12,015,727	5.740	PSA	375	359	0	6.020

GROUP8:
Num	Name	PassThru	WAC	WAM	WALA	Bal owned
1	WHOLE	6.75000	7.00000	168	12	81183.78
2	WHOLE	6.50000	6.75000	171	9	77321.16
3	WHOLE	6.25000	6.50000	170	10	351623.27
4	WHOLE	5.87500	6.12500	178	2	581009.40
5	WHOLE	5.75000	6.00000	170	1	4541402.43
6	WHOLE	5.62500	5.87500	173	0	8369841.19
7	WHOLE	5.50000	5.75000	179	1	18870384.76
8	WHOLE	5.37500	5.62500	176	0	12212423.91
9	WHOLE	5.34500	5.62500	179	1	597870.11
10	WHOLE	5.25000	5.50000	179	0	18812524.54
11	WHOLE	5.22000	5.50000	180	0	975557.82
12	WHOLE	5.12500	5.37500	179	0	6268390.43
13	WHOLE	5.00000	5.25000	181	0	3314500.00
14	WHOLE	4.97000	5.25000	179	1	510124.15

The information herein has been provided solely by UBS Warburg LLC.

Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

MAST0304 (group6, password protected)        30 year 5.9's     Date:04/08/2003        10:14:48

UBS Warburg LLC

|CMO Structuring Desk: 212-713-3199 Fax: 212-713-3890

|Pac Bands  I: 150- 300     II: 0- 0     III: 0- 0

Closing Date: 4/30/2003

|WHOLE  30 year  Pricing Speed: 325 PSA

|PacI %: 13.16Indices:  1ML  1.300

First Pay: 5/25/2003

|WAC:6.15     WAM:358.04

|

Tranche		Coupon	Payment	Aver.	Dur	Tx	Spread Yield	Price	Description	Day	Deal%
Name	Bal(MM)		Window	Life		Yr	bp	%		Del
6A8	100,000,000	5.50000	5/03- 7/13	3.81		-2				24	40.00
6A10	6,578,000	8.50000	5/03- 3/33	5.28		5				24	2.63
6A11	26,312,000	4.75000	5/03- 3/33	5.28		5				24	10.52
6CB	11,957,000	5.50000	5/03-12/08	2.68		2				24	4.78
6SZ	917,000	5.50000	5/03- 2/06	1.78		2				24	0.37
6A5	12,500,000	1.90000	5/03- 8/19	4.30		-2				0	5.00
6A6	12,500,000	6.60000	5/03- 8/19	4.30		-2				0	5.00
6A7	50,000,000	4.75000	5/03- 8/19	4.30		-2				24	20.00
6A9	8,425,000	5.50000	7/13- 3/33	14.74		10				24	3.37
6NAS	24,000,000	5.50000	5/08- 3/33	10.58		10				24	9.60
6NM	1,000,000	5.50000	5/08- 3/33	10.58		10				24	0.40
SUB6	8,125,684.55	5.50000	5/03- 3/33	10.04		10				24	3.25
6IO	17,863,671.81	5.50000	5/03- 2/33	5.32		5				24	7.15
6P	185,315.45	0.00000	5/03- 3/33	5.29		5				24	0.07

Paydown Rules:

-------------

Allocate 6SZ accrual amount in the following order of priority:

1) Pay the following bond to their respective schedule balance:

a. Pay 6A10 and 6A11, pro-rata, to their aggregate schedule balance;

b. Pay 6CB, until retired;

c. Pay 6A10 and 6A11, pro-rata, until retired;

2) Pay 6SZ, until retired;

1. Pay 6NAS and 6NM, pro-rata, the NAS principal distribution amount;

2. Allocate 49.5987336690% to 6A8 and 6A9;

    Allocate 21.1196692033% in the following order of priority:

1) Pay the following bond to their respective schedule balance:

a. Pay 6A10 and 6A11, pro-rata, to their aggregate schedule balance;

b. Pay 6CB, until retired;

c. Pay 6A10 and 6A11, pro-rata, until retired;

2) Pay 6SZ, until retired;

3) Pay the bonds in step 1), but without regard to their aggregate schedule balance;

    Allocate 29.2815971277% in the following order of priority:

a. Pay 6A5 and 6A7, pro-rata, until retired;

b. Pay 6A9;

3. Pay 6NAS and 6NM, pro-rata, until retired;

balance(6A6) = balance(6A5);

The NAS Principal Distribution Amount will be equal to the sum of the NAS percent of the scheduled principal amount and The NAS percent times the NAS prepay shift of the unscheduled principal amount without taking into account the Senior prepayment percent.

The NAS percent will be zero for the first five years and thereafter will be equal to the (6NAS and 6NM balances) divided by the balance of the Non PO Certificates.

The NAS prepay shift percent will be zero for the first 5 years and will be 30%, 40%, 60%, 80% and 100% for each year thereafter.

The Subordinates (SUB) will follow regual shifting interest rules.

Tot:

14

250,000,000

5.88892

5.91

1.38

-711.2376

29.51

		Collateral
Type	Balance	Coupon	Prepay		WAM	Age	WAC
WHOLE	9,234,051.47	5.390	PSA	325	359	1	5.655
WHOLE	240,765,948.53	5.908	PSA	325	358	1	6.169

# 2	250,000,000	5.889			358.0	1.0

The information herein has been provided solely by UBS Warburg LLC.  Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

M0304RELO     30 year     5.5's     Date:04/10/2003     15:49:13

UBS Warburg LLC

|CMO Structuring Desk: 212-713-3199 Fax: 212-713-3890

|Pac Bands  I:  0- 0  II: 0- 0  III:  0-

Closing Date: 4/30/2003

|WHOLE  30 year  Pricing Speed: 375 PSA

|PacI %: 0.00

Indices:  1ML  1.400

First Pay: 5/25/2003

|WAC:5.81   WAM:358.00

|

Tranche		Coupon	Payment	Aver.	Dur	Tx	Spread Yield	Price	Description	Day	Deal%
Name	Bal(MM)		Window	Life		Yr	bp	%		Del
7A1	20,441,000	5.50000	5/03-12/10	3.40		-2				24	82.15
7A2	3,819,937.67	5.50000	12/10- 2/33	11.11		-2				24	15.35
Sub	622,075.32	5.50000	5/03- 2/33	9.50		10			"Sub. Bond, 2.50 percent of deal	24	2.50

Payment Rules

-------------

1) Pay 7A1, 7A2, in that order, until retired;

The Subordinates (Sub) will follow regular shifting interest rules.

 Tot:

3

24,883,013

5.50000

4.74

3.84

4.8710

101.50

		Collateral
Type	Balance	Coupon	Prepay	WAM	Age	WAC
WHOLE	24,883,013	5.500	PSA	375 358	1	5.806

# 1	24,883,013	5.500		358.0	1.0

The information herein has been provided solely by UBS Warburg LLC.  Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

MASTR 03-4 (combined g2 and g3)     5.5's     Date:  4/11/2003     11:18:12

UBS Warburg LLC

|CMO Structuring Desk: 212-713-3199 Fax: 212-713-3890

|Pac Bands  I: 0- 0  II: 0- 0  III:  0- 0

Closing Date: 4/30/2003

|WHOLE  30 year  Pricing Speed: 325 PSA

|PacI %: 0.00  Indices:  1ML  1.400

First Pay: 5/25/2003

|WAC:5.70  WAM:178.00

|

Tranche		Coupon	Payment	Aver.	Dur	Tx	Spread Yield	Price	Description	Day	Deal%
Name	Bal(MM)		Window	Life		Yr	bp	%		Del
2A1	80,877,181	5.00000	5/03- 3/18	4.27		4				24	20.13
2A2	213,000,000	5.00000	5/03- 9/11	3.49		3				24	53.01
2A3	13,106,376	5.00000	9/11- 3/18	10.61		10				24	3.26
2A5	794,777	5.00000	9/11- 3/18	10.61		-2				24	0.20
2A4	12,500,000	5.00000	9/11- 3/18	10.61		10				24	3.11
3A2	25,000,000	5.00000	5/03- 3/18	4.27		4				24	6.22
3A1	25,000,000	4.75000	5/03- 3/18	4.27		4				24	6.22
CA1	5,416,666	8.00000	5/03- 3/18	4.27		4				24	1.35
2A6	20,000,000	4.50000	5/03- 3/18	4.27		4				24	4.98
2AX	36,261,374.38	5.00000	5/03- 2/18	4.32		4				24	9.02
2AP	87,852.97	0.00000	5/03- 3/18	4.29		4				24	0.02
SUB2	6,027,242.31	5.00000	5/03- 3/18	7.24		7				24	1.50

Payment Rules

-------------

1) Allocate 20.4392729249% to 2A1 until retired

    Allocate 60.5014349436% in the following manner:

a) Pay 2A2, until retired

b) Pay 2A3, 2A5, 2A4, pro-rata, until retired

    Allocate 6.3179974475% to 3A2, until retired

    Allocate 1.3688992785% to CA1, until retired

    Allocate 6.3179974475% to 3A1, until retired

    Allocate 5.0543979580% to 2A6, until retired

The Subordinates (SUB) will follow regular shifting interest rules.

Tot:

17

401,810,094.97

5.45013

4.71

0.02

-1088.1475

0.19

		Collateral
Type	Balance	Coupon	Prepay	WAM	Age	WAC
WHOLE	1,787,065	4.754	PSA	325 179	1	5.004
WHOLE	400,023,030.29	5.453	PSA	325 178	1	5.706

# 2	401,810,095.29	5.450		178.0	1.0

The information herein has been provided solely by UBS Warburg LLC.  Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

MASTR 03-4 Group 6 (b) Payment Rules

--------------------

Allocate the Accrual Amount of 6A3-2, in the following order of priority:

1. Pay 6A1, until retired;

2. Pay 6A3-2;

Allocate the Accrual Amount of 6A3-4, in the following order of priority:

1. Pay 6A2, to its Scheduled Balance;

2. Pay 6A3-4;

Allocate the Accrual Amount of 6A4, in the following order of priority:

1. Pay 6A2, to its Schedule Balance;

2. Pay 6A3-4. to its Schedule Balance;

3. Pay 6A4;

1. Pay 6A1 and 6A3-2, in that order, to their respective Schedule Balance;

2. Pay 6A2, to its Scheduled Balance;

3. Pay 6A3-4, to its Schedule Balance;

4. Pay 6A4, until retired;

5. Pay 6A2 and 6A3-4, pro-rata, until both have retired;

6. Pay 6A1 and 6A3-2, in that order, until retired;

The information herein has been provided solely by UBS Warburg LLC.  Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

MASTR 03-4 Grp 2  30 year  5.5's        Date:04/24/2003   15:47:01

UBS Warburg LLC

|CMO Structuring Desk: 212-713-3199 Fax: 212-713-3890

|Pac Bands  I:  0- 0  II:  0- 0  III:  0- 0

Closing Date: 4/29/2003

|WHOLE  30 year  Pricing Speed: 325 PSA

|PacI %: 0.00  Indices:  1ML  1.400

First Pay: 5/25/2003

|WAC:5.75  WAM:179.24

|

Tranche		Coupon	Payment	Aver.	Dur	Tx	Spread Yield	Price	Description	Day	Deal%
Name	Bal(MM)		Window	Life		Yr	bp	%		Del
P28	3,333,333	8.00000	5/03- 5/03	0.07		2				24	6.57
2A7	40,000,000	4.75000	5/03- 5/03	0.07		2				24	78.82
2A1	6,666,667	5.00000	5/03- 5/03	0.07		2				24	13.14
2AX	4,855,588.92	5.00000	5/03- 5/03	0.07		2				24	9.57

Payment Rules

-------------

1) Pay P28, 2A7, 2A1, pro-rata, until retired

Tot:

6

50,750,000

5.47838

0.08

0.00

-1095.5671

2.46

Collateral

1	WHOLE	18	6.37500	6.62500	174	6	0/	0	0.00000000	1400750.00	1400750.00	Inf	0.00
2	WHOLE	17	6.20000	6.50000	176	4	0/	0	0.00000000	410230.00	410230.00	Inf	0.00
3	WHOLE	16	6.00000	6.25000	179	1	0/	0	0.00000000	404737.00	404737.00	Inf	0.00
4	WHOLE	15	5.87500	6.12500	180	0	0/	0	0.00000000	482716.00	482716.00	Inf	0.00
5	WHOLE	14	5.82500	6.12500	177	3	0/	0	0.00000000	895298.00	895298.00	Inf	0.00
6	WHOLE	13	5.75000	6.00000	179	1	0/	0	0.00000000	1725430.00	1725430.00	Inf	0.00
7	WHOLE	12	5.70000	6.00000	177	4	0/	0	0.00000000	1959077.00	1959077.00	Inf	0.00
8	WHOLE	11	5.62500	5.87500	180	0	0/	0	0.00000000	2719262.00	2719262.00	Inf	0.00
9	WHOLE	10	5.57500	5.87500	178	2	0/	0	0.00000000	5195669.00	5195669.00	Inf	0.00
10	WHOLE	9	5.50000	5.75000	180	0	0/	0	0.00000000	5800435.00	5800435.00	Inf	0.00
11	WHOLE	8	5.47000	5.75000	179	1	0/	0	0.00000000	1857339.00	1857339.00	Inf	0.00
12	WHOLE	7	5.45000	5.75000	179	1	0/	0	0.00000000	4332500.00	4332500.00	Inf	0.00
13	WHOLE	6	5.37500	5.62500	180	0	0/	0	0.00000000	7060401.00	7060401.00	Inf	0.00
14	WHOLE	5	5.34500	5.62500	179	1	0/	0	0.00000000	1016080.00	1016080.00	Inf	0.00
15	WHOLE	4	5.32500	5.62500	180	0	0/	0	0.00000000	7265729.00	7265729.00	Inf	0.00
16	WHOLE	3	5.25000	5.50000	180	0	0/	0	0.00000000	6414742.00	6414742.00	Inf	0.00
17	WHOLE	2	5.20000	5.50000	180	0	0/	0	0.00000000	389268.00	389268.00	Inf	0.00
18	WHOLE	1	5.12500	5.37500	180	0	0/	0	0.00000000	1420337.00	1420337.00	Inf	0.00

# 18

50,750,000

5.478

179.2 0.8

The information herein has been provided solely by UBS Warburg LLC.  Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

MASTR 03-4 Grp 4  30 year  5.8's        Date:04/14/2003   18:20:56

UBS Warburg LLC

|CMO Structuring Desk: 212-713-3199 Fax: 212-713-3890

|Pac Bands  I:  0- 0  II:  0- 0  III:  0- 0

Closing Date: 4/30/2003

|WHOLE  30 year  Pricing Speed: 325 PSA

|PacI %: 0.00  Indices:  1ML  1.400

First Pay: 5/25/2003

|WAC:6.07  WAM:358.00

|

Tranche		Coupon	Payment	Aver.	Dur	Tx	Spread Yield	Price	Description	Day	Deal%
Name	Bal(MM)		Window	Life		Yr	bp	%		Del
4A2	40,512,383	5.50000	5/03- 2/33	4.69		4				24	90.03
4A3	2,000,000	5.50000	5/08- 2/33	10.58		10				24	4.44
AX4	2,653,236.39	5.50000	5/03- 2/33	5.25		5				24	5.90

Payment Rules

-------------

1) Pay 4A3 the NAS Principal Distribution Amount

2) Pay 4A2, 4A3, in that order, until retired

The NAS Principal Distribution Amount will be equal to the sum of the NAS percent of the scheduled principal amount and The NAS percent times the NAS prepay shift of the unscheduled principal amount.

The NAS percent will be zero for the first five years and thereafter will be equal to the (4A3) divided by the balance of the Non PO Certificates.

The NAS prepay shift percent will be zero for the first 5 years and will be 30%, 40%, 60%, 80% and 100% for each year thereafter.

Tot:

5

45,000,000

5.82274

5.55

0.84

-898.1843

10.06

		Collateral
Type	Balance	Coupon	Prepay	WAM	Age	WAC
1	WHOLE	1	5.25000	5.50000	358	2	0/	0	0.00000000	171475.00	171475.00	Inf	0.00
2	WHOLE	2	5.37500	5.62500	358	2	0/	0	0.00000000	212171.00	212171.00	Inf	0.00
3	WHOLE	3	5.50000	5.75000	358	2	0/	0	0.00000000	1143740.00	1143740.00	Inf	0.00
4	WHOLE	4	5.62500	5.87500	358	2	0/	0	0.00000000	5787945.00	5787945.00	Inf	0.00
5	WHOLE	5	5.75000	6.00000	358	2	0/	0	0.00000000	17229744.00	17229744.00	Inf	0.00
6	WHOLE	6	5.87500	6.12500	358	2	0/	0	0.00000000	9177458.00	9177458.00	Inf	0.00
7	WHOLE	7	6.00000	6.25000	358	2	0/	0	0.00000000	8126452.00	8126452.00	Inf	0.00
8	WHOLE	8	6.12500	6.37500	358	2	0/	0	0.00000000	2540501.00	2540501.00	Inf	0.00
9	WHOLE	1	6.25000	6.50000	358	2	0/	0	0.00000000	519408.00	519408.00	Inf	0.00
10	WHOLE	2	6.37500	6.62500	358	2	0/	0	0.00000000	91106.00	91106.00	Inf	0.00

# 10

45,000,000

5.823

358.0 2.0

The information herein has been provided solely by UBS Warburg LLC.  Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

4/10/03

GROUP6:

Allocate the Accrual Amount of CA-2, in the following order of priority:

1. Pay 6A1, until retired;

2. Pay CA-2;

Allocate the Accrual Amount of CA-4, in the following order of priority:

1. Pay 6TA, to its Scheduled Balance;

2. Pay CA-4;

Allocate the Accrual Amount of 6ZA, in the following order of priority:

1. Pay 6TA, to its Schedule Balance;

2. Pay CA-4. to its Schedule Balance;

3. Pay 6ZA;

Allocate 6SZ accrual amount in the following order of priority:

1) Pay the following bond to their aggregate schedule balance:

a. Pay 6PAP and 6PAD, pro-rata, to their aggregate schedule balance;

b. Pay 6CB, until retired;

c. Pay 6PAP and 6PAD, pro-rata, until retired;

2) Pay 6SZ, until retired;

I. a. Allocate ...% in the following order of priority:

1. Pay 6A1 and CA-2, in that order, to their respective Schedule Balance;

2. Pay 6TA, to its Scheduled Balance;

3. Pay CA-4, to its Schedule Balance;

4. Pay 6ZA, until retired;

5. Pay 6TA and CA-4, pro-rata, until both have retired;

6. Pay 6PA and CA-2, in that order, until retired;

 b. Allocate ...% in the following order of priority:

1. Pay Pay 6NAS and 6NM, pro-rata, the NAS principal distribution amount;

2. Allocate 49.5987336690% to 6DA and 6AC;

Allocate 21.1196692033% in the following order of priority:

1) Pay the following bond to their aggregate schedule balance:

 a. Pay 6PAP and 6PAD, pro-rata, to their aggregate schedule balance;

 b. Pay 6CB, until retired;

 c. Pay 6PAPA and 6PAD, pro-rata, until retired;

2) Pay 6SZ, until retired;

3) Pay the bonds in step 1), but without regard to their aggregate schedule balance;

Allocate 29.2815971277% in the following order of priority:

a. Pay 6FB and D475, pro-rata, until retired;

b. Pay 6AC;

3. Pay 6NAS and 6NM, pro-rata, until retired;

The NAS Principal Distribution Amount will be equal to the sum of the NAS percent of the group6 senior scheduled principal amount and The NAS percent times the NAS prepay shift of the group 6 unscheduled principal amount.

The NAS percent will be zero for the first five years and thereafter will be equal to the (6NAS and 6NM balances) divided by the balance of the Group 6 Senior Non PO Certificates.

The NAS prepay shift percent will be zero for the first 5 years and will be 30%, 40%, 60%, 80% and 100% for each year thereafter.

DEC TABLES REPORT

Deal: MAST0304F

Bond Name: 6A8

Date	6A8	6A8	6A8	6A8	6A8	6A8
0	100	300	325	400	500

4/25/2003	100	100	100	100	100	100
4/25/2004	99	97	93	93	91	89
4/25/2005	97	91	78	76	72	66
4/25/2006	95	82	59	56	49	39
4/25/2007	94	75	43	40	30	20
4/25/2008	92	67	30	27	17	6
4/25/2009	90	61	21	17	8	0
4/25/2010	88	55	14	11	2	0
4/25/2011	86	50	9	6	0	0
4/25/2012	84	45	5	3	0	0
4/25/2013	82	41	3	*	0	0
4/25/2014	79	36	1	0	0	0
4/25/2015	77	33	0	0	0	0
4/25/2016	74	29	0	0	0	0
4/25/2017	71	26	0	0	0	0
4/25/2018	68	22	0	0	0	0
4/25/2019	65	19	0	0	0	0
4/25/2020	62	17	0	0	0	0
4/25/2021	58	14	0	0	0	0
4/25/2022	54	12	0	0	0	0
4/25/2023	50	9	0	0	0	0
4/25/2024	46	7	0	0	0	0
4/25/2025	41	5	0	0	0	0
4/25/2026	36	3	0	0	0	0
4/25/2027	31	1	0	0	0	0
4/25/2028	25	0	0	0	0	0
4/25/2029	19	0	0	0	0	0
4/25/2030	13	0	0	0	0	0
4/25/2031	6	0	0	0	0	0
4/25/2032	0	0	0	0	0	0
4/25/2033	0	0	0	0	0	0
4/25/2034	0	0	0	0	0	0
4/25/2035	0	0	0	0	0	0
4/25/2036	0	0	0	0	0	0
4/25/2037	0	0	0	0	0	0
4/25/2038	0	0	0	0	0	0
4/25/2039	0	0	0	0	0	0
4/25/2040	0	0	0	0	0	0
4/25/2041	0	0	0	0	0	0
4/25/2042	0	0	0	0	0	0
4/25/2043	0	0	0	0	0	0

Average Life(Years)	18.35	9.48	4.09	3.81	3.22	2.73

The information herein has been provided solely by UBS Warburg LLC.  Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT

Deal: MAST0304F

Bond Name: 6A10

Date	6A10	6A10	6A10	6A10	6A10	6A10
0	100	300	325	400	500

4/25/2003	100	100	100	100	100	100
4/25/2004	98	96	94	94	94	94
4/25/2005	96	87	83	83	83	83
4/25/2006	94	77	69	69	69	60
4/25/2007	91	66	55	55	49	35
4/25/2008	88	57	43	43	32	18
4/25/2009	86	48	33	32	20	8
4/25/2010	83	40	24	23	13	2
4/25/2011	81	33	17	17	8	*
4/25/2012	78	27	12	13	5	0
4/25/2013	74	21	8	10	4	0
4/25/2014	71	15	5	8	3	0
4/25/2015	68	10	3	6	2	0
4/25/2016	64	5	1	5	2	0
4/25/2017	60	1	0	4	1	0
4/25/2018	55	0	0	3	1	0
4/25/2019	51	0	0	2	1	0
4/25/2020	46	0	0	2	*	0
4/25/2021	41	0	0	1	*	0
4/25/2022	36	0	0	1	*	0
4/25/2023	30	0	0	1	*	0
4/25/2024	24	0	0	1	*	0
4/25/2025	17	0	0	*	*	0
4/25/2026	10	0	0	*	*	0
4/25/2027	3	0	0	*	*	0
4/25/2028	0	0	0	*	*	0
4/25/2029	0	0	0	*	*	0
4/25/2030	0	0	0	*	*	0
4/25/2031	0	0	0	*	*	0
4/25/2032	0	0	0	*	*	0
4/25/2033	0	0	0	0	0	0
4/25/2034	0	0	0	0	0	0
4/25/2035	0	0	0	0	0	0
4/25/2036	0	0	0	0	0	0
4/25/2037	0	0	0	0	0	0
4/25/2038	0	0	0	0	0	0
4/25/2039	0	0	0	0	0	0
4/25/2040	0	0	0	0	0	0
4/25/2041	0	0	0	0	0	0
4/25/2042	0	0	0	0	0	0
4/25/2043	0	0	0	0	0	0

Average Life(Years)	14.96	6.37	5.00	5.28	4.41	3.55

The information herein has been provided solely by UBS Warburg LLC.  Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT

Deal: MAST0304F

Bond Name: 6A11

Date	6A11	6A11	6A11	6A11	6A11	6A11
0	100	300	325	400	500

4/25/2003	100	100	100	100	100	100
4/25/2004	98	96	94	94	94	94
4/25/2005	96	87	83	83	83	83
4/25/2006	94	77	69	69	69	60
4/25/2007	91	66	55	55	49	35
4/25/2008	88	57	43	43	32	18
4/25/2009	86	48	33	32	20	8
4/25/2010	83	40	24	23	13	2
4/25/2011	81	33	17	17	8	*
4/25/2012	78	27	12	13	5	0
4/25/2013	74	21	8	10	4	0
4/25/2014	71	15	5	8	3	0
4/25/2015	68	10	3	6	2	0
4/25/2016	64	5	1	5	2	0
4/25/2017	60	1	0	4	1	0
4/25/2018	55	0	0	3	1	0
4/25/2019	51	0	0	2	1	0
4/25/2020	46	0	0	2	*	0
4/25/2021	41	0	0	1	*	0
4/25/2022	36	0	0	1	*	0
4/25/2023	30	0	0	1	*	0
4/25/2024	24	0	0	1	*	0
4/25/2025	17	0	0	*	*	0
4/25/2026	10	0	0	*	*	0
4/25/2027	3	0	0	*	*	0
4/25/2028	0	0	0	*	*	0
4/25/2029	0	0	0	*	*	0
4/25/2030	0	0	0	*	*	0
4/25/2031	0	0	0	*	*	0
4/25/2032	0	0	0	*	*	0
4/25/2033	0	0	0	0	0	0
4/25/2034	0	0	0	0	0	0
4/25/2035	0	0	0	0	0	0
4/25/2036	0	0	0	0	0	0
4/25/2037	0	0	0	0	0	0
4/25/2038	0	0	0	0	0	0
4/25/2039	0	0	0	0	0	0
4/25/2040	0	0	0	0	0	0
4/25/2041	0	0	0	0	0	0
4/25/2042	0	0	0	0	0	0
4/25/2043	0	0	0	0	0	0

Average Life(Years)	14.96	6.37	5.00	5.28	4.41	3.55

The information herein has been provided solely by UBS Warburg LLC.  Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT

Deal: MAST0304F

Bond Name: 6A5

Date	6A5	6A5	6A5	6A5	6A5	6A5
0	100	300	325	400	500

4/25/2003	100	100	100	100	100	100
4/25/2004	99	97	93	93	92	90
4/25/2005	97	91	79	78	74	68
4/25/2006	96	83	61	59	51	42
4/25/2007	94	76	46	43	34	24
4/25/2008	92	69	34	31	21	11
4/25/2009	91	63	25	22	13	4
4/25/2010	89	58	19	16	8	*
4/25/2011	87	52	14	11	4	0
4/25/2012	85	48	10	8	2	0
4/25/2013	83	44	8	6	1	0
4/25/2014	81	40	6	4	1	0
4/25/2015	78	36	5	3	*	0
4/25/2016	76	33	3	2	0	0
4/25/2017	73	30	2	1	0	0
4/25/2018	70	27	1	1	0	0
4/25/2019	67	24	1	*	0	0
4/25/2020	64	21	*	0	0	0
4/25/2021	60	19	0	0	0	0
4/25/2022	57	16	0	0	0	0
4/25/2023	53	14	0	0	0	0
4/25/2024	49	12	0	0	0	0
4/25/2025	44	10	0	0	0	0
4/25/2026	40	8	0	0	0	0
4/25/2027	35	7	0	0	0	0
4/25/2028	29	5	0	0	0	0
4/25/2029	24	4	0	0	0	0
4/25/2030	18	2	0	0	0	0
4/25/2031	11	1	0	0	0	0
4/25/2032	4	0	0	0	0	0
4/25/2033	0	0	0	0	0	0
4/25/2034	0	0	0	0	0	0
4/25/2035	0	0	0	0	0	0
4/25/2036	0	0	0	0	0	0
4/25/2037	0	0	0	0	0	0
4/25/2038	0	0	0	0	0	0
4/25/2039	0	0	0	0	0	0
4/25/2040	0	0	0	0	0	0
4/25/2041	0	0	0	0	0	0
4/25/2042	0	0	0	0	0	0
4/25/2043	0	0	0	0	0	0

Average Life(Years)	18.96	10.43	4.63	4.30	3.55	2.93

The information herein has been provided solely by UBS Warburg LLC.  Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT

Deal: MAST0304F

Bond Name: 6A6

Date	6A6	6A6	6A6	6A6	6A6	6A6
0	100	300	325	400	500

4/25/2003	100	100	100	100	100	100
4/25/2004	99	97	93	93	92	90
4/25/2005	97	91	79	78	74	68
4/25/2006	96	83	61	59	51	42
4/25/2007	94	76	46	43	34	24
4/25/2008	92	69	34	31	21	11
4/25/2009	91	63	25	22	13	4
4/25/2010	89	58	19	16	8	*
4/25/2011	87	52	14	11	4	0
4/25/2012	85	48	10	8	2	0
4/25/2013	83	44	8	6	1	0
4/25/2014	81	40	6	4	1	0
4/25/2015	78	36	5	3	*	0
4/25/2016	76	33	3	2	0	0
4/25/2017	73	30	2	1	0	0
4/25/2018	70	27	1	1	0	0
4/25/2019	67	24	1	*	0	0
4/25/2020	64	21	*	0	0	0
4/25/2021	60	19	0	0	0	0
4/25/2022	57	16	0	0	0	0
4/25/2023	53	14	0	0	0	0
4/25/2024	49	12	0	0	0	0
4/25/2025	44	10	0	0	0	0
4/25/2026	40	8	0	0	0	0
4/25/2027	35	7	0	0	0	0
4/25/2028	29	5	0	0	0	0
4/25/2029	24	4	0	0	0	0
4/25/2030	18	2	0	0	0	0
4/25/2031	11	1	0	0	0	0
4/25/2032	4	0	0	0	0	0
4/25/2033	0	0	0	0	0	0
4/25/2034	0	0	0	0	0	0
4/25/2035	0	0	0	0	0	0
4/25/2036	0	0	0	0	0	0
4/25/2037	0	0	0	0	0	0
4/25/2038	0	0	0	0	0	0
4/25/2039	0	0	0	0	0	0
4/25/2040	0	0	0	0	0	0
4/25/2041	0	0	0	0	0	0
4/25/2042	0	0	0	0	0	0
4/25/2043	0	0	0	0	0	0

Average Life(Years)	18.96	10.43	4.63	4.30	3.55	2.93

The information herein has been provided solely by UBS Warburg LLC.  Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT

Deal: MAST0304F

Bond Name: 6A7

Date	6A7	6A7	6A7	6A7	6A7	6A7
0	100	300	325	400	500

4/25/2003	100	100	100	100	100	100
4/25/2004	99	97	93	93	92	90
4/25/2005	97	91	79	78	74	68
4/25/2006	96	83	61	59	51	42
4/25/2007	94	76	46	43	34	24
4/25/2008	92	69	34	31	21	11
4/25/2009	91	63	25	22	13	4
4/25/2010	89	58	19	16	8	*
4/25/2011	87	52	14	11	4	0
4/25/2012	85	48	10	8	2	0
4/25/2013	83	44	8	6	1	0
4/25/2014	81	40	6	4	1	0
4/25/2015	78	36	5	3	*	0
4/25/2016	76	33	3	2	0	0
4/25/2017	73	30	2	1	0	0
4/25/2018	70	27	1	1	0	0
4/25/2019	67	24	1	*	0	0
4/25/2020	64	21	*	0	0	0
4/25/2021	60	19	0	0	0	0
4/25/2022	57	16	0	0	0	0
4/25/2023	53	14	0	0	0	0
4/25/2024	49	12	0	0	0	0
4/25/2025	44	10	0	0	0	0
4/25/2026	40	8	0	0	0	0
4/25/2027	35	7	0	0	0	0
4/25/2028	29	5	0	0	0	0
4/25/2029	24	4	0	0	0	0
4/25/2030	18	2	0	0	0	0
4/25/2031	11	1	0	0	0	0
4/25/2032	4	0	0	0	0	0
4/25/2033	0	0	0	0	0	0
4/25/2034	0	0	0	0	0	0
4/25/2035	0	0	0	0	0	0
4/25/2036	0	0	0	0	0	0
4/25/2037	0	0	0	0	0	0
4/25/2038	0	0	0	0	0	0
4/25/2039	0	0	0	0	0	0
4/25/2040	0	0	0	0	0	0
4/25/2041	0	0	0	0	0	0
4/25/2042	0	0	0	0	0	0
4/25/2043	0	0	0	0	0	0

Average Life(Years)	18.96	10.43	4.63	4.30	3.55	2.93

The information herein has been provided solely by UBS Warburg LLC.  Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT

Deal: MAST0304F

Bond Name: 6A9

Date	6A9	6A9	6A9	6A9	6A9	6A9
0	100	300	325	400	500

4/25/2003	100	100	100	100	100	100
4/25/2004	100	100	100	100	100	100
4/25/2005	100	100	100	100	100	100
4/25/2006	100	100	100	100	100	100
4/25/2007	100	100	100	100	100	100
4/25/2008	100	100	100	100	100	100
4/25/2009	100	100	100	100	100	85
4/25/2010	100	100	100	100	100	34
4/25/2011	100	100	100	100	84	*
4/25/2012	100	100	100	100	60	0
4/25/2013	100	100	100	100	47	0
4/25/2014	100	100	100	85	38	0
4/25/2015	100	100	88	69	31	0
4/25/2016	100	100	72	56	23	0
4/25/2017	100	100	59	46	17	0
4/25/2018	100	100	49	38	12	0
4/25/2019	100	100	41	32	9	0
4/25/2020	100	100	34	25	6	0
4/25/2021	100	100	29	19	5	0
4/25/2022	100	100	22	15	3	0
4/25/2023	100	100	17	11	2	0
4/25/2024	100	100	13	8	2	0
4/25/2025	100	100	10	6	1	0
4/25/2026	100	100	7	4	1	0
4/25/2027	100	100	5	3	1	0
4/25/2028	100	93	4	2	*	0
4/25/2029	100	74	2	1	*	0
4/25/2030	100	56	1	1	*	0
4/25/2031	100	40	1	*	*	0
4/25/2032	87	20	*	*	*	0
4/25/2033	*	*	*	*	0	0
4/25/2034	*	*	*	*	0	0
4/25/2035	*	*	*	*	0	0
4/25/2036	*	*	*	*	0	0
4/25/2037	*	*	*	*	0	0
4/25/2038	*	*	*	*	0	0
4/25/2039	*	*	*	*	0	0
4/25/2040	*	*	*	*	0	0
4/25/2041	*	*	*	*	0	0
4/25/2042	*	*	*	*	0	0
4/25/2043	*	*	*	*	0	0

Average Life(Years)	29.42	27.38	16.08	14.74	10.97	6.75

The information herein has been provided solely by UBS Warburg LLC.  Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

MASTR0306 g6                      Date:04/10/2003   15:04:58

UBS Warburg LLC

|CMO Structuring Desk: 212-713-3199 Fax: 212-713-3890

|Pac Bands  I:  0- 0  II:  0- 0  III:  0- 0

Closing Date: 4/29/2003

|WHOLE   30 year   Pricing Speed: 325 PSA

|PacI %: 0.00  Indices:  1ML  1.400

First Pay: 5/25/2003

|

|

Tranche		Coupon	Payment	Aver.	Dur	Tx	Spread Yield	Price	Description	Day	Deal%
Name	Bal(MM)		Window	Life		Yr	bp	%		Del
6DA	100,000,000	5.50000	5/03- 7/13	3.81		-2			SEQ	24
6PAP	6,578,000	8.50000	5/03- 3/33	5.28		5			PAC, AD	24
6PAD	26,312,000	4.75000	5/03- 3/33	5.28		5			PAC, AD	24
6CB	11,957,000	5.50000	5/03-12/08	2.68		2			TAC, AD	24
6SZ	917,000	5.50000	5/03- 2/06	1.78		2			COMPANION Z	24
6FB	12,500,000	1.90000	5/03- 8/19	4.30		-2			FLT	0
6SB	12,500,000	6.60000	5/03- 8/19	4.30		-2			INV FLT	0
D475	50,000,000	4.75000	5/03- 8/19	4.30		-2			SEQ	24
6AC	8,425,000	5.50000	7/13- 3/33	14.74		10			SEQ	24
6NAS	23,500,000	5.50000	5/08- 3/33	10.58		10			10% NAS	24
6NM	1,500,000	5.50000	5/08- 3/33	10.58		10			NAS MEZ TO 6CA and 6NAS	24

6A1	96,115,000	4.25000	5/03- 9/09	3.40		-2			PAC, AD	24
6TA	61,793,000	4.37500	5/03- 8/07	2.40		-2			TAC, AD	24
6CA	70,000,000	8.20944	8/07-10/19	8.82		-2			COMPONENT	24
6ZA	5,348,000	5.50000	10/19- 4/33	19.81		30			COMPANION Z	24

6CA Components:
6CA-1	21,844,318.18	5.50000							PAC IO
6CA-2	11,873,000	5.50000							PAC, ACCRUAL
6CA-3	12,639,477.27	5.50000							TAC IO
6CA-4	58,127,000	5.50000							TAC, ACCRUAL

The information herein has been provided solely by UBS Warburg LLC.  Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

Name: 6A2, Type: balance, Initial:

56000000.00

5/2003

55853022.92

6/2003

55633197.91

7/2003

55339993.31

8/2003

54973621.85

9/2003

54534464.39

10/2003

54023070.77

11/2003

53440159.96

12/2003

52786619.80

1/2004

52063506.25

2/2004

51272042.03

3/2004

50413614.80

4/2004

49489774.83

5/2004

48502232.11

6/2004

47452852.92

7/2004

46343655.99

8/2004

45176808.05

9/2004

43954618.91

10/2004

42679536.08

11/2004

41354138.91

12/2004

39981132.29

1/2005

38563339.84

2/2005

37103696.82

3/2005

35605242.50

4/2005

34071112.25

5/2005

32504529.26

6/2005

30908795.96

7/2005

29287285.09

8/2005

27643430.62

9/2005

25980718.32

10/2005

24366746.94

11/2005

22800499.88

12/2005

21280979.91

1/2006

19807208.77

2/2006

18378226.84

3/2006

16993092.83

4/2006

15650883.39

5/2006

14350692.77

6/2006

13091632.59

7/2006

11872831.38

8/2006

10693434.39

9/2006

9552603.23

10/2006

8449515.54

11/2006

7383364.73

12/2006

6353359.72

1/2007

5358724.59

2/2007

4398698.31

3/2007

3472534.50

4/2007

2579501.15

5/2007

1718880.32

6/2007

889967.90

7/2007

92073.38

Name: 6A1, Type: balance, Initial:

88045000.00

5/2003

87702551.57

6/2003

87312907.72

7/2003

86876747.41

8/2003

86394202.01

9/2003

85865432.79

10/2003

85290630.73

11/2003

84670016.57

12/2003

84003840.61

1/2004

83292382.63

2/2004

82535951.70

3/2004

81734885.98

4/2004

80889552.51

5/2004

80000346.88

6/2004

79067693.02

7/2004

78092042.82

8/2004

77073875.76

9/2004

76013698.55

10/2004

74912044.73

11/2004

73769474.18

12/2004

72586572.65

1/2005

71363951.26

2/2005

70102245.97

3/2005

68802117.02

4/2005

67464248.32

5/2005

66089346.87

6/2005

64678142.07

7/2005

63231385.11

8/2005

61749848.24

9/2005

60234324.09

10/2005

58728449.86

11/2005

57232160.52

12/2005

55745391.41

1/2006

54268078.31

2/2006

52800157.40

3/2006

51341565.23

4/2006

49892238.80

5/2006

48452115.49

6/2006

47021133.05

7/2006

45599229.68

8/2006

44186343.91

9/2006

42782414.71

10/2006

41387381.40

11/2006

40001183.71

12/2006

38623761.73

1/2007

37255055.93

2/2007

35895007.17

3/2007

34543556.68

4/2007

33200646.04

5/2007

31866217.23

6/2007

30540212.58

7/2007

29222574.78

8/2007

27913246.89

9/2007

26612172.32

10/2007

25319294.85

11/2007

24034558.59

12/2007

22757908.04

1/2008

21489288.00

2/2008

20228643.67

3/2008

18975920.55

4/2008

17731064.51

5/2008

16505837.48

6/2008

15288313.32

7/2008

14078438.78

8/2008

12876160.95

9/2008

11681427.27

10/2008

10517569.03

11/2008

9396890.97

12/2008

8317740.53

1/2009

7278527.05

2/2009

6277719.48

3/2009

5313844.14

4/2009

4385482.58

5/2009

3510379.06

6/2009

2667562.84

7/2009

1855780.36

8/2009

1073825.34

9/2009

320536.96

Name: 6A32, Type: balance, Initial:

13848073.42

10/2009

13506341.94

11/2009

12870839.12

12/2009

12261068.93

1/2010

11676037.43

2/2010

11114788.28

3/2010

10576401.32

4/2010

10059991.22

5/2010

9596124.06

6/2010

9151311.20

7/2010

8724800.92

8/2010

8315870.43

9/2010

7923824.80

10/2010

7547995.89

11/2010

7187741.32

12/2010

6842443.51

1/2011

6511508.74

2/2011

6194366.23

3/2011

5890467.28

4/2011

5599284.41

5/2011

5343893.53

6/2011

5098934.64

7/2011

4863991.60

8/2011

4638664.57

9/2011

4422569.39

10/2011

4215336.97

11/2011

4016612.69

12/2011

3826055.87

1/2012

3643339.20

2/2012

3468148.25

3/2012

3300180.96

4/2012

3139147.15

5/2012

3000918.13

6/2012

2867952.45

7/2012

2740051.11

8/2012

2617022.59

9/2012

2498682.57

10/2012

2384853.66

11/2012

2275365.15

12/2012

2170052.74

1/2013

2068758.33

2/2013

1971329.75

3/2013

1877620.58

4/2013

1787489.89

5/2013

1700802.08

6/2013

1617426.64

7/2013

1537237.98

8/2013

1460115.24

9/2013

1385942.13

10/2013

1314606.73

11/2013

1246001.34

12/2013

1180022.32

1/2014

1116569.95

2/2014

1055548.26

3/2014

996864.91

4/2014

940431.04

5/2014

886161.15

6/2014

833972.95

7/2014

783787.28

8/2014

735527.96

9/2014

689121.69

10/2014

644497.94

11/2014

601588.84

12/2014

560329.10

1/2015

520655.88

2/2015

482508.73

3/2015

445829.49

4/2015

410562.18

5/2015

376652.97

6/2015

344050.04

7/2015

312703.54

8/2015

282565.52

9/2015

253589.83

10/2015

225732.08

11/2015

198949.56

12/2015

173201.17

1/2016

148447.39

2/2016

124650.17

3/2016

101772.93

4/2016

79780.46

5/2016

58638.90

6/2016

38315.67

7/2016

18779.42

Name: 6A34, Type: balance, Initial:

52677000.00

8/2007

52001519.55

9/2007

51263642.30

10/2007

50554790.35

11/2007

49874325.00

12/2007

49221619.94

1/2008

48596060.97

2/2008

47997045.82

3/2008

47423983.91

4/2008

46876296.10

5/2008

46374284.40

6/2008

45896309.55

7/2008

45441826.68

8/2008

45010301.56

9/2008

44601210.38

10/2008

44190656.04

11/2008

43765778.39

12/2008

43327684.73

1/2009

42877430.52

2/2009

42416021.37

3/2009

41944415.21

4/2009

41463524.17

5/2009

40965138.41

6/2009

40459552.49

7/2009

39947542.57

8/2009

39429846.31

9/2009

38907164.53

10/2009

38380162.74

11/2009

37849472.59

12/2009

37315693.32

1/2010

36779393.15

2/2010

36241110.55

3/2010

35701355.53

4/2010

35160610.86

5/2010

34605965.33

6/2010

34052085.96

7/2010

33499349.39

8/2010

32948110.30

9/2010

32398702.34

10/2010

31851439.10

11/2010

31306614.99

12/2010

30764506.12

1/2011

30225371.05

2/2011

29689451.68

3/2011

29156973.91

4/2011

28628148.47

5/2011

28095112.64

6/2011

27566951.68

7/2011

27043791.41

8/2011

26525746.75

9/2011

26012922.26

10/2011

25505412.66

11/2011

25003303.31

12/2011

24506670.68

1/2012

24015582.80

2/2012

23530099.64

3/2012

23050273.61

4/2012

22576149.85

5/2012

22104376.05

6/2012

21639036.76

7/2012

21180111.53

8/2012

20727576.44

9/2012

20281404.37

10/2012

19841565.20

11/2012

19408025.94

12/2012

18980750.99

1/2013

18559702.22

2/2013

18144839.24

3/2013

17736119.44

4/2013

17333498.25

5/2013

16936929.20

6/2013

16546364.08

7/2013

16161753.11

8/2013

15783045.00

9/2013

15410187.10

10/2013

15043125.53

11/2013

14681805.23

12/2013

14326170.14

1/2014

13976163.23

2/2014

13631726.61

3/2014

13292801.64

4/2014

12959329.00

5/2014

12631248.75

6/2014

12308500.45

7/2014

11991023.18

8/2014

11678755.66

9/2014

11371636.24

10/2014

11069603.06

11/2014

10772594.03

12/2014

10480546.92

1/2015

10193399.38

2/2015

9911089.06

3/2015

9633553.55

4/2015

9360730.54

5/2015

9092557.76

6/2015

8828973.08

7/2015

8569914.55

8/2015

8315320.38

9/2015

8065129.03

10/2015

7819279.22

11/2015

7577709.95

12/2015

7340360.53

1/2016

7107170.62

2/2016

6878080.24

3/2016

6653029.80

4/2016

6431960.12

5/2016

6214812.42

6/2016

6001528.38

7/2016

5792050.17

8/2016

5586320.40

9/2016

5366230.58

10/2016

5150475.83

11/2016

4938973.45

12/2016

4731642.26

1/2017

4528402.61

2/2017

4329176.35

3/2017

4133886.78

4/2017

3942458.63

5/2017

3754818.06

6/2017

3570892.59

7/2017

3390611.12

8/2017

3213903.86

9/2017

3040702.35

10/2017

2870939.40

11/2017

2704549.08

12/2017

2541466.71

1/2018

2381628.80

2/2018

2224973.08

3/2018

2071438.43

4/2018

1920964.87

5/2018

1773493.58

6/2018

1628966.82

7/2018

1487327.94

8/2018

1348521.34

9/2018

1212492.50

10/2018

1079187.90

11/2018

948555.03

12/2018

820542.38

1/2019

695099.40

2/2019

572176.49

3/2019

451724.99

4/2019

333697.15

5/2019

218046.14

6/2019

104725.99

The information herein has been provided solely by UBS Warburg LLC.  Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

Name: 6A2, Type: balance, Initial:

61793000.00

5/2003

61689708.60

6/2003

61506521.01

7/2003

61242458.89

8/2003

60897622.72

9/2003

60472297.36

10/2003

59966953.16

11/2003

59382246.70

12/2003

58719020.82

1/2004

57978304.21

2/2004

57161310.36

3/2004

56269435.98

4/2004

55304258.80

5/2004

54267534.84

6/2004

53161195.05

7/2004

51987341.48

8/2004

50748242.74

9/2004

49446329.08

10/2004

48084186.75

11/2004

46664551.96

12/2004

45190304.31

1/2005

43664459.63

2/2005

42090162.48

3/2005

40470678.07

4/2005

38809383.87

5/2005

37109760.72

6/2005

35375383.65

7/2005

33609912.31

8/2005

31818202.60

9/2005

30003973.80

10/2005

28186810.50

11/2005

26423054.64

12/2005

24711591.77

1/2006

23051328.70

2/2006

21441193.02

3/2006

19880132.77

4/2006

18367116.08

5/2006

16901130.73

6/2006

15481183.84

7/2006

14106301.51

8/2006

12775528.45

9/2006

11487927.65

10/2006

10242580.05

11/2006

9038584.18

12/2006

7875055.87

1/2007

6751127.90

2/2007

5665949.69

3/2007

4618687.04

4/2007

3608521.75

5/2007

2634651.39

6/2007

1696288.95

7/2007

792662.63

Name: 6A1, Type: balance, Initial:

96115000.00

5/2003

95769818.37

6/2003

95372273.96

7/2003

94923350.93

8/2003

94423170.09

9/2003

93871885.13

10/2003

93269682.60

11/2003

92616781.83

12/2003

91913434.92

1/2004

91159926.51

2/2004

90356573.68

3/2004

89503725.76

4/2004

88601764.03

5/2004

87651101.56

6/2004

86652182.81

7/2004

85605483.36

8/2004

84511509.50

9/2004

83370797.85

10/2004

82183914.91

11/2004

80951456.59

12/2004

79674047.71

1/2005

78352341.47

2/2005

76987018.85

3/2005

75578788.08

4/2005

74128383.93

5/2005

72636567.14

6/2005

71104123.64

7/2005

69531863.91

8/2005

67921369.72

9/2005

66273482.93

10/2005

64599635.57

11/2005

62936374.09

12/2005

61283626.82

1/2006

59641322.52

2/2006

58009390.41

3/2006

56387760.16

4/2006

54776361.87

5/2006

53175126.10

6/2006

51583983.82

7/2006

50002866.48

8/2006

48431705.92

9/2006

46870434.43

10/2006

45318984.72

11/2006

43777289.93

12/2006

42245283.62

1/2007

40722899.75

2/2007

39210072.73

3/2007

37706737.36

4/2007

36212828.85

5/2007

34728282.83

6/2007

33253035.32

7/2007

31787022.74

8/2007

30330181.93

9/2007

28882450.12

10/2007

27443764.91

11/2007

26014064.32

12/2007

24593286.75

1/2008

23181370.99

2/2008

21778256.20

3/2008

20383881.93

4/2008

18998188.11

5/2008

17634158.46

6/2008

16278627.49

7/2008

14931536.10

8/2008

13592825.59

9/2008

12262437.62

10/2008

10940314.20

11/2008

9663299.57

12/2008

8433332.07

1/2009

7248609.42

2/2009

6107396.87

3/2009

5008024.62

4/2009

3948885.49

5/2009

2949528.30

6/2009

1986764.43

7/2009

1059173.14

8/2009

165387.20

Name: 6A3-2, Type: balance, Initial:

16807150.40

9/2009

16188274.10

10/2009

15435587.25

11/2009

14713260.32

12/2009

14020122.55

1/2010

13355047.43

2/2010

12716951.03

3/2010

12104790.43

4/2010

11517562.17

5/2010

10988985.94

6/2010

10482066.58

7/2010

9995950.91

8/2010

9529818.58

9/2010

9082880.82

10/2010

8654379.23

11/2010

8243584.65

12/2010

7849796.03

1/2011

7472339.38

2/2011

7110566.72

3/2011

6763855.12

4/2011

6431605.73

5/2011

6139279.58

6/2011

5858862.92

7/2011

5589881.58

8/2011

5331879.94

9/2011

5084420.21

10/2011

4847081.74

11/2011

4619460.38

12/2011

4401167.81

1/2012

4191830.96

2/2012

3991091.39

3/2012

3798604.74

4/2012

3614040.18

5/2012

3454911.24

6/2012

3301840.81

7/2012

3154599.86

8/2012

3012967.94

9/2012

2876732.92

10/2012

2745690.62

11/2012

2619644.56

12/2012

2498405.64

1/2013

2381791.87

2/2013

2269628.12

3/2013

2161745.85

4/2013

2057982.86

5/2013

1958183.06

6/2013

1862196.25

7/2013

1769877.86

8/2013

1681088.79

9/2013

1595695.18

10/2013

1513568.20

11/2013

1434583.90

12/2013

1358622.98

1/2014

1285570.65

2/2014

1215316.46

3/2014

1147754.11

4/2014

1082781.32

5/2014

1020299.66

6/2014

960214.44

7/2014

902434.52

8/2014

846872.22

9/2014

793443.16

10/2014

742066.15

11/2014

692663.08

12/2014

645158.78

1/2015

599480.92

2/2015

555559.92

3/2015

513328.82

4/2015

472723.20

5/2015

433681.08

6/2015

396142.82

7/2015

360051.03

8/2015

325350.51

9/2015

291988.14

10/2015

259912.82

11/2015

229075.39

12/2015

199428.54

1/2016

170926.76

2/2016

143526.26

3/2016

117184.93

4/2016

91862.24

5/2016

67519.20

6/2016

44118.31

7/2016

21623.48

8/2016

0.00

Name: 6A3-4, Type: balance, Initial:

58127000.00

8/2007

58050015.48

9/2007

57213605.16

10/2007

56409703.69

11/2007

55637597.14

12/2007

54896585.40

1/2008

54185981.92

2/2008

53505113.46

3/2008

52853319.81

4/2008

52229953.60

5/2008

51657418.14

6/2008

51111818.37

7/2008

50592545.15

8/2008

50099001.22

9/2008

49630600.99

10/2008

49186770.31

11/2008

48730044.39

12/2008

48257875.73

1/2009

47771468.61

2/2009

47271970.76

3/2009

46760475.71

4/2009

46238024.96

5/2009

45695588.57

6/2009

45144562.76

7/2009

44585834.85

8/2009

44020248.42

9/2009

43448605.18

10/2009

42871666.65

11/2009

42290155.93

12/2009

41704759.21

1/2010

41116127.44

2/2010

40524877.72

3/2010

39931594.79

4/2010

39336832.41

5/2010

38726356.79

6/2010

38116378.98

7/2010

37507333.06

8/2010

36899628.05

9/2010

36293649.07

10/2010

35689758.35

11/2010

35088296.23

12/2010

34489582.21

1/2011

33893915.80

2/2011

33301577.46

3/2011

32712829.46

4/2011

32127916.68

5/2011

31538170.28

6/2011

30953631.74

7/2011

30374450.69

8/2011

29800764.26

9/2011

29232697.67

10/2011

28670364.86

11/2011

28113869.00

12/2011

27563303.02

1/2012

27018750.16

2/2012

26480284.41

3/2012

25947971.01

4/2012

25421866.90

5/2012

24898277.65

6/2012

24381719.26

7/2012

23872175.20

8/2012

23369624.95

9/2012

22874044.07

10/2012

22385404.60

11/2012

21903675.13

12/2012

21428821.12

1/2013

20960805.04

2/2013

20499586.57

3/2013

20045122.81

4/2013

19597368.40

5/2013

19156275.73

6/2013

18721795.09

7/2013

18293874.82

8/2013

17872461.44

9/2013

17457499.80

10/2013

17048933.23

11/2013

16646703.60

12/2013

16250751.53

1/2014

15861016.43

2/2014

15477436.64

3/2014

15099949.52

4/2014

14728491.57

5/2014

14362998.50

6/2014

14003405.32

7/2014

13649646.45

8/2014

13301655.75

9/2014

12959366.65

10/2014

12622712.20

11/2014

12291625.10

12/2014

11966037.85

1/2015

11645882.73

2/2015

11331091.91

3/2015

11021597.45

4/2015

10717331.43

5/2015

10418225.91

6/2015

10124213.07

7/2015

9835225.19

8/2015

9551194.68

9/2015

9272054.18

10/2015

8997736.56

11/2015

8728174.92

12/2015

8463302.71

1/2016

8203053.68

2/2016

7947361.95

3/2016

7696162.02

4/2016

7449388.80

5/2016

7206977.65

6/2016

6968864.34

7/2016

6734985.18

8/2016

6505276.92

9/2016

6258891.32

10/2016

6017357.55

11/2016

5780583.06

12/2016

5548477.01

1/2017

5320950.29

2/2017

5097915.45

3/2017

4879286.65

4/2017

4664979.68

5/2017

4454911.92

6/2017

4249002.27

7/2017

4047171.15

8/2017

3849340.49

9/2017

3655433.67

10/2017

3465375.52

11/2017

3279092.25

12/2017

3096511.48

1/2018

2917562.19

2/2018

2742174.68

3/2018

2570280.55

4/2018

2401812.71

5/2018

2236705.32

6/2018

2074893.76

7/2018

1916314.64

8/2018

1760905.76

9/2018

1608606.09

10/2018

1459355.76

11/2018

1313095.99

12/2018

1169769.14

1/2019

1029318.65

2/2019

891689.01

3/2019

756825.76

4/2019

624675.49

5/2019

495185.76

6/2019

368305.14

7/2019

243983.18

8/2019

122170.34

9/2019

2818.07

The information herein has been provided solely by UBS Warburg LLC.  Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

Name: 6A11, Type: balance, Initial:

26312000.00

5/2003

26247607.69

6/2003

26172358.94

7/2003

26086365.80

8/2003

25989659.06

9/2003

25882277.78

10/2003

25764269.26

11/2003

25635689.06

12/2003

25496600.92

1/2004

25347076.78

2/2004

25187196.70

3/2004

25017048.78

4/2004

24836729.13

5/2004

24646341.78

6/2004

24445998.55

7/2004

24235819.02

8/2004

24015930.34

9/2004

23786467.15

10/2004

23547571.46

11/2004

23299392.47

12/2004

23042086.45

1/2005

22775816.56

2/2005

22500752.69

3/2005

22217071.27

4/2005

21924955.11

5/2005

21624593.17

6/2005

21316180.36

7/2005

20999917.35

8/2005

20676010.34

9/2005

20344670.81

10/2005

20016013.90

11/2005

19690018.17

12/2005

19366662.35

1/2006

19045925.35

2/2006

18727786.24

3/2006

18412224.24

4/2006

18099218.75

5/2006

17788749.33

6/2006

17480795.69

7/2006

17175337.70

8/2006

16872355.41

9/2006

16571828.99

10/2006

16273738.80

11/2006

15978065.33

12/2006

15684789.23

1/2007

15393891.32

2/2007

15105352.54

3/2007

14819154.00

4/2007

14535276.95

5/2007

14253702.79

6/2007

13974413.07

7/2007

13697389.48

8/2007

13422613.85

9/2007

13150068.16

10/2007

12879734.53

11/2007

12611595.21

12/2007

12345632.60

1/2008

12081829.24

2/2008

11820167.80

3/2008

11560631.09

4/2008

11303202.05

5/2008

11066801.44

6/2008

10832438.34

7/2008

10600096.16

8/2008

10369758.45

9/2008

10141408.88

10/2008

9915031.26

11/2008

9690609.54

12/2008

9468127.75

1/2009

9247570.10

2/2009

9028920.87

3/2009

8812164.51

4/2009

8597285.58

5/2009

8388376.43

6/2009

8181278.92

7/2009

7975978.05

8/2009

7772458.96

9/2009

7570706.90

10/2009

7370707.23

11/2009

7172445.44

12/2009

6975907.13

1/2010

6781077.99

2/2010

6588385.89

3/2010

6399353.09

4/2010

6213913.89

5/2010

6047127.46

6/2010

5883507.91

7/2010

5722996.78

8/2010

5565536.66

9/2010

5411071.11

10/2010

5259544.71

11/2010

5110903.00

12/2010

4965092.47

1/2011

4822060.55

2/2011

4681755.59

3/2011

4544126.85

4/2011

4409124.46

5/2011

4289851.10

6/2011

4172757.37

7/2011

4057802.51

8/2011

3944946.50

9/2011

3834150.00

10/2011

3725374.40

11/2011

3618581.76

12/2011

3513734.82

1/2012

3410797.00

2/2012

3309732.34

3/2012

3210505.56

4/2012

3113081.97

5/2012

3028397.66

6/2012

2945082.10

7/2012

2863111.25

8/2012

2782461.42

9/2012

2703109.37

10/2012

2625032.22

11/2012

2548207.48

12/2012

2472613.05

1/2013

2398227.18

2/2013

2325028.53

3/2013

2252996.06

4/2013

2182109.12

5/2013

2112347.41

6/2013

2043690.94

7/2013

1976120.10

8/2013

1909615.58

9/2013

1844158.40

10/2013

1779729.90

11/2013

1716311.73

12/2013

1653885.86

1/2014

1592434.55

2/2014

1531940.38

3/2014

1472386.20

4/2014

1413755.15

5/2014

1356030.67

6/2014

1299196.46

7/2014

1243236.51

8/2014

1188135.07

9/2014

1133876.66

10/2014

1080446.04

11/2014

1027828.26

12/2014

976008.61

1/2015

924972.60

2/2015

874706.02

3/2015

825194.89

4/2015

776425.45

5/2015

728384.18

6/2015

681057.80

7/2015

634433.22

8/2015

588497.62

9/2015

543238.34

10/2015

498642.97

11/2015

454699.30

12/2015

411395.33

1/2016

368719.24

2/2016

326659.43

3/2016

285204.50

4/2016

244343.21

5/2016

204064.54

6/2016

164357.64

7/2016

125211.85

8/2016

86616.68

9/2016

48561.82

10/2016

11037.14

Name: 6A10, Type: balance, Initial:

6578000.00

5/2003

6561901.92

6/2003

6543089.73

7/2003

6521591.45

8/2003

6497414.77

9/2003

6470569.45

10/2003

6441067.32

11/2003

6408922.26

12/2003

6374150.23

1/2004

6336769.20

2/2004

6296799.17

3/2004

6254262.19

4/2004

6209182.28

5/2004

6161585.44

6/2004

6111499.64

7/2004

6058954.75

8/2004

6003982.58

9/2004

5946616.79

10/2004

5886892.87

11/2004

5824848.12

12/2004

5760521.61

1/2005

5693954.14

2/2005

5625188.17

3/2005

5554267.82

4/2005

5481238.78

5/2005

5406148.29

6/2005

5329045.09

7/2005

5249979.34

8/2005

5169002.58

9/2005

5086167.70

10/2005

5004003.47

11/2005

4922504.54

12/2005

4841665.59

1/2006

4761481.34

2/2006

4681946.56

3/2006

4603056.06

4/2006

4524804.69

5/2006

4447187.33

6/2006

4370198.92

7/2006

4293834.43

8/2006

4218088.85

9/2006

4142957.25

10/2006

4068434.70

11/2006

3994516.33

12/2006

3921197.31

1/2007

3848472.83

2/2007

3776338.14

3/2007

3704788.50

4/2007

3633819.24

5/2007

3563425.70

6/2007

3493603.27

7/2007

3424347.37

8/2007

3355653.46

9/2007

3287517.04

10/2007

3219933.63

11/2007

3152898.80

12/2007

3086408.15

1/2008

3020457.31

2/2008

2955041.95

3/2008

2890157.77

4/2008

2825800.51

5/2008

2766700.36

6/2008

2708109.58

7/2008

2650024.04

8/2008

2592439.61

9/2008

2535352.22

10/2008

2478757.82

11/2008

2422652.38

12/2008

2367031.94

1/2009

2311892.52

2/2009

2257230.22

3/2009

2203041.13

4/2009

2149321.39

5/2009

2097094.11

6/2009

2045319.73

7/2009

1993994.51

8/2009

1943114.74

9/2009

1892676.72

10/2009

1842676.81

11/2009

1793111.36

12/2009

1743976.78

1/2010

1695269.50

2/2010

1647096.47

3/2010

1599838.27

4/2010

1553478.47

5/2010

1511781.87

6/2010

1470876.98

7/2010

1430749.20

8/2010

1391384.16

9/2010

1352767.78

10/2010

1314886.18

11/2010

1277725.75

12/2010

1241273.12

1/2011

1205515.14

2/2011

1170438.90

3/2011

1136031.71

4/2011

1102281.12

5/2011

1072462.77

6/2011

1043189.34

7/2011

1014450.63

8/2011

986236.62

9/2011

958537.50

10/2011

931343.60

11/2011

904645.44

12/2011

878433.71

1/2012

852699.25

2/2012

827433.09

3/2012

802626.39

4/2012

778270.49

5/2012

757099.41

6/2012

736270.53

7/2012

715777.81

8/2012

695615.36

9/2012

675777.34

10/2012

656258.05

11/2012

637051.87

12/2012

618153.26

1/2013

599556.80

2/2013

581257.13

3/2013

563249.01

4/2013

545527.28

5/2013

528086.85

6/2013

510922.74

7/2013

494030.03

8/2013

477403.90

9/2013

461039.60

10/2013

444932.47

11/2013

429077.93

12/2013

413471.46

1/2014

398108.64

2/2014

382985.10

3/2014

368096.55

4/2014

353438.79

5/2014

339007.67

6/2014

324799.12

7/2014

310809.13

8/2014

297033.77

9/2014

283469.16

10/2014

270111.51

11/2014

256957.07

12/2014

244002.15

1/2015

231243.15

2/2015

218676.51

3/2015

206298.72

4/2015

194106.36

5/2015

182096.05

6/2015

170264.45

7/2015

158608.31

8/2015

147124.40

9/2015

135809.58

10/2015

124660.74

11/2015

113674.83

12/2015

102848.83

1/2016

92179.81

2/2016

81664.86

3/2016

71301.12

4/2016

61085.80

5/2016

51016.13

6/2016

41089.41

7/2016

31302.96

8/2016

21654.17

9/2016

12140.46

10/2016

2759.29

Name: 6A12, Type: balance, Initial:

11075000.00

5/2003

11072493.04

6/2003

11070083.63

7/2003

11067663.18

8/2003

11065231.63

9/2003

11062788.94

10/2003

11060335.05

11/2003

11057869.93

12/2003

11055393.49

1/2004

11052905.71

2/2004

11050406.52

3/2004

11047895.89

4/2004

11045373.75

5/2004

11042840.05

6/2004

11040294.73

7/2004

11037737.75

8/2004

11035169.04

9/2004

11032588.56

10/2004

11029996.25

11/2004

11027392.07

12/2004

11024775.95

1/2005

11022147.84

2/2005

11019507.68

3/2005

11016855.43

4/2005

11014191.02

5/2005

11011514.39

6/2005

11008825.50

7/2005

11006124.29

8/2005

11003410.69

9/2005

11000684.65

10/2005

10997946.12

11/2005

10995195.03

12/2005

10992431.34

1/2006

10989654.99

2/2006

10986865.90

3/2006

10984064.04

4/2006

10981249.34

5/2006

10978421.73

6/2006

10975581.16

7/2006

10972727.57

8/2006

10969860.90

9/2006

10966981.09

10/2006

10964088.08

11/2006

10961181.82

12/2006

10958262.24

1/2007

10955329.27

2/2007

10952382.86

3/2007

10949422.95

4/2007

10946449.46

5/2007

10943462.36

6/2007

10940461.57

7/2007

10937447.02

8/2007

10934418.65

9/2007

10931376.40

10/2007

10928320.20

11/2007

10925250.00

12/2007

10922165.72

1/2008

10919067.31

2/2008

10915954.70

3/2008

10912827.83

4/2008

10909686.63

5/2008

10906531.03

6/2008

10903360.96

7/2008

10900176.36

8/2008

10896977.17

9/2008

10893763.32

10/2008

10890534.74

11/2008

10887291.35

12/2008

10884033.10

1/2009

10880759.91

2/2009

10877471.72

3/2009

10874168.47

4/2009

10870850.07

5/2009

10867516.46

6/2009

10864167.57

7/2009

10860803.34

8/2009

10857423.69

9/2009

10854028.55

10/2009

10850617.84

11/2009

10847191.51

12/2009

10843749.47

1/2010

10840291.65

2/2010

10836282.03

3/2010

10829857.72

4/2010

10821081.38

5/2010

10801085.88

6/2010

10779116.89

7/2010

10755229.25

8/2010

10729476.68

9/2010

10701911.81

10/2010

10672586.21

11/2010

10641550.36

12/2010

10608853.74

1/2011

10574544.80

2/2011

10538671.00

3/2011

10501278.82

4/2011

10462413.78

5/2011

10414881.03

6/2011

10366260.42

7/2011

10316587.85

8/2011

10265898.48

9/2011

10214226.66

10/2011

10161606.05

11/2011

10108069.56

12/2011

10053649.36

1/2012

9998376.96

2/2012

9942283.14

3/2012

9885398.03

4/2012

9827751.10

5/2012

9763961.93

6/2012

9699770.39

7/2012

9635194.96

8/2012

9570253.75

9/2012

9504964.44

10/2012

9439344.32

11/2012

9373410.29

12/2012

9307178.89

1/2013

9240666.26

2/2013

9173888.18

3/2013

9106860.09

4/2013

9039597.07

5/2013

8972113.84

6/2013

8904424.80

7/2013

8836544.01

8/2013

8768485.20

9/2013

8700261.78

10/2013

8631886.85

11/2013

8563373.21

12/2013

8494733.34

1/2014

8425979.43

2/2014

8357123.38

3/2014

8288176.81

4/2014

8219151.05

5/2014

8150057.16

6/2014

8080905.93

7/2014

8011707.89

8/2014

7942473.29

9/2014

7873212.17

10/2014

7803934.27

11/2014

7734649.10

12/2014

7665365.96

1/2015

7596093.89

2/2015

7526841.68

3/2015

7457617.93

4/2015

7388430.99

5/2015

7319289.02

6/2015

7250199.93

7/2015

7181171.47

8/2015

7112211.12

9/2015

7043326.23

10/2015

6974523.89

11/2015

6905811.03

12/2015

6837194.38

1/2016

6768680.50

2/2016

6700275.75

3/2016

6631986.30

4/2016

6563818.18

5/2016

6495777.23

6/2016

6427869.10

7/2016

6360099.31

8/2016

6292473.20

9/2016

6224995.95

10/2016

6157672.60

11/2016

6059022.64

12/2016

5947772.51

1/2017

5837297.66

2/2017

5727591.03

3/2017

5618645.63

4/2017

5510454.52

5/2017

5403010.80

6/2017

5296307.63

7/2017

5190338.22

8/2017

5085095.83

9/2017

4980573.76

10/2017

4876765.39

11/2017

4773664.10

12/2017

4671263.36

1/2018

4569556.67

2/2018

4468537.58

3/2018

4368199.69

4/2018

4268536.65

5/2018

4169542.14

6/2018

4071209.90

7/2018

3973533.72

8/2018

3876507.42

9/2018

3780124.89

10/2018

3684380.02

11/2018

3589266.80

12/2018

3494779.23

1/2019

3400911.35

2/2019

3307657.26

3/2019

3215011.09

4/2019

3122967.03

5/2019

3031519.29

6/2019

2940662.13

7/2019

2850389.86

8/2019

2760696.83

9/2019

2671577.41

10/2019

2583026.04

11/2019

2495037.18

12/2019

2407605.33

1/2020

2320725.04

2/2020

2234390.89

3/2020

2148597.51

4/2020

2063339.56

5/2020

1978611.73

6/2020

1894408.76

7/2020

1810725.43

8/2020

1727556.54

9/2020

1644896.95

10/2020

1562741.54

11/2020

1481085.23

12/2020

1399922.98

1/2021

1319249.78

2/2021

1239060.65

3/2021

1159350.66

4/2021

1080114.90

5/2021

1001348.51

6/2021

923046.66

7/2021

845204.54

8/2021

767817.38

9/2021

690880.45

10/2021

614389.05

11/2021

538338.52

12/2021

462724.21

1/2022

387541.52

2/2022

312785.89

3/2022

238452.76

4/2022

164537.64

5/2022

91036.04

6/2022

17943.52

*** Name: AGG_TAC, Type: balance, Initial:

44847000.00

5/2003

44739824.13

6/2003

44605861.84

7/2003

44445149.60

8/2003

44257764.47

9/2003

44043824.38

10/2003

43803488.20

11/2003

43536955.81

12/2003

43244467.92

1/2004

42926305.99

2/2004

42582791.83

3/2004

42214287.28

4/2004

41821193.64

5/2004

41403951.09

6/2004

40963037.96

7/2004

40498969.94

8/2004

40012299.08

9/2004

39503612.88

10/2004

38973533.05

11/2004

38422714.39

12/2004

37851843.43

1/2005

37261637.05

2/2005

36652840.99

3/2005

36026228.29

4/2005

35382597.64

5/2005

34722771.68

6/2005

34047595.22

7/2005

33357933.38

8/2005

32654669.69

9/2005

31938704.18

10/2005

31234951.72

11/2005

30543205.76

12/2005

29863263.18

1/2006

29194924.28

2/2006

28537992.67

3/2006

27892275.29

4/2006

27257582.26

5/2006

26633726.92

6/2006

26020525.71

7/2006

25417798.16

8/2006

24825366.79

9/2006

24243057.14

10/2006

23670697.62

11/2006

23108119.56

12/2006

22555157.07

1/2007

22011647.08

2/2007

21477429.22

3/2007

20952345.82

4/2007

20436241.86

5/2007

19928964.90

6/2007

19430365.07

7/2007

18940295.01

8/2007

18458609.81

9/2007

17985167.02

10/2007

17519826.56

11/2007

17062450.70

12/2007

16612904.02

1/2008

16171053.37

2/2008

15736767.85

3/2008

15309918.74

4/2008

14890379.47

5/2008

14519363.27

6/2008

14155185.54

7/2008

13797726.99

8/2008

13446870.33

9/2008

13102500.24

10/2008

12764503.36

11/2008

12432768.25

12/2008

12107185.33

1/2009

11787646.90

2/2009

11474047.05

3/2009

11166281.68

4/2009

10864248.44

5/2009

10578276.32

6/2009

10297684.79

7/2009

10022377.95

8/2009

9752261.54

9/2009

9487242.91

10/2009

9227230.99

11/2009

8972136.25

12/2009

8721870.72

1/2010

8476347.89

2/2010

8235482.75

3/2010

7999191.75

4/2010

7767392.74

5/2010

7558909.71

6/2010

7354385.26

7/2010

7153746.35

8/2010

6956921.18

9/2010

6763839.24

10/2010

6574431.24

11/2010

6388629.10

12/2010

6206365.94

1/2011

6027576.03

2/2011

5852194.83

3/2011

5680158.89

4/2011

5511405.90

5/2011

5362314.19

6/2011

5215947.02

7/2011

5072253.45

8/2011

4931183.43

9/2011

4792687.81

10/2011

4656718.30

11/2011

4523227.50

12/2011

4392168.83

1/2012

4263496.55

2/2012

4137165.72

3/2012

4013132.23

4/2012

3891352.74

5/2012

3785497.35

6/2012

3681352.91

7/2012

3578889.33

8/2012

3478077.04

9/2012

3378886.97

10/2012

3281290.52

11/2012

3185259.59

12/2012

3090766.54

1/2013

2997784.21

2/2013

2906285.88

3/2013

2816245.29

4/2013

2727636.62

5/2013

2640434.47

6/2013

2554613.89

7/2013

2470150.33

8/2013

2387019.68

9/2013

2305198.19

10/2013

2224662.56

11/2013

2145389.84

12/2013

2067357.50

1/2014

1990543.37

2/2014

1914925.65

3/2014

1840482.92

4/2014

1767194.10

5/2014

1695038.50

6/2014

1623995.73

7/2014

1554045.79

8/2014

1485168.98

9/2014

1417345.95

10/2014

1350557.68

11/2014

1284785.45

12/2014

1220010.87

1/2015

1156215.86

2/2015

1093382.63

3/2015

1031493.71

4/2015

970531.91

5/2015

910480.32

6/2015

851322.33

7/2015

793041.61

8/2015

735622.09

9/2015

679047.99

10/2015

623303.78

11/2015

568374.19

12/2015

514244.22

1/2016

460899.11

2/2016

408324.34

3/2016

356505.67

4/2016

305429.06

5/2016

255080.71

6/2016

205447.08

7/2016

156514.84

8/2016

108270.87

9/2016

60702.29

10/2016

13796.43

The information herein has been provided solely by UBS Warburg LLC.  Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

MASTR0304 g6                      Date:04/10/2003   15:04:58

UBS Warburg LLC

|CMO Structuring Desk: 212-713-3199 Fax: 212-713-3890

|Pac Bands  I:  0- 0  II:  0- 0  III:  0- 0

Closing Date: 4/29/2003

|WHOLE   30 year   Pricing Speed: 325 PSA

|PacI %: 0.00  Indices:  1ML  1.400

First Pay: 5/25/2003

|

|

Tranche		Coupon	Payment	Aver.	Dur	Tx	Spread Yield	Price	Description	Day	Deal%
Name	Bal(MM)		Window	Life		Yr	bp	%		Del
6DA 6A8	100,000,000	5.50000	5/03- 7/13	3.81	-2				SEQ	24
6PAP 6A10	6,578,000	8.50000	5/03- 3/33	5.28	5				PAC, AD	24
6PAD 6A11	26,312,000	4.75000	5/03- 3/33	5.28	5				PAC, AD	24
6CB	11,957,000	5.50000	5/03-12/08	2.68	2				TAC, AD	24
6SZ	917,000	5.50000	5/03- 2/06	1.78	2				COMPANION Z	24
6FB 6A5	12,500,000	1.90000	5/03- 8/19	4.30	-2				FLT	0
6SB 6A6	12,500,000	6.60000	5/03- 8/19	4.30	-2				INV FLT	0
D475 6A7	50,000,000	4.75000	5/03- 8/19	4.30	-2				SEQ	24
6AC 6A9	8,425,000	5.50000	7/13- 3/33	14.74	10				SEQ	24
6NAS	23,500,000	5.50000	5/08- 3/33	10.58	10				10% NAS	24
6NM	1,500,000	5.50000	5/08- 3/33	10.58	10				NAS MEZ TO 6CA and 6NAS	24

6A1	96,115,000	4.25000	5/03- 9/09	3.40	-2				PAC, AD	24
6TA 6A2	61,793,000	4.37500	5/03- 8/07	2.40	-2				TAC, AD	24
6CA 6A3	70,000,000	8.20944	8/07-10/19	8.82	-2				COMPONENT	24
6ZA 6A4	5,348,000	5.50000	10/19- 4/33	19.81	30				COMPANION Z	24

6CA Components:
6A3-1 6CA-1	21,844,318.18	5.50000							PAC IO
6A3-2 6CA-2	11,873,000	5.50000							PAC, ACCRUAL
6A3-3 6CA-3	12,639,477.27	5.50000							TAC IO
6A3-4 6CA-4	58,127,000	5.50000							TAC, ACCRUAL

The information herein has been provided solely by UBS Warburg LLC.  Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

M030411     30 year     5.5's     Date:  03/18/2003     11:12:37

UBS Warburg LLC

|CMO Structuring Desk: 212-713-3199 Fax: 212-713-3890

|Pac Bands  I:  125- 600  II: 325- 325  III:  325- 325

Closing Date: 4/30/2003

|WHOLE  30 year  Pricing Speed: 350 PSA

|PacI %: 44.85

Indices:  1ML  1.400

First Pay: 5/25/2003

|WAC: 6.14   WAM: 358.00

|

Tranche		Coupon	Payment	Aver.	Dur	Tx	Spread Yield	Price	Description	Day	Deal%
Name	Bal(MM)		Window	Life		Yr	bp	%		Del
PA GA1	88,045,000	4.25000	5/03-10/09	3.40		-2			“3.4yr. pac1 [125-600]	24	41.64
TA GA2	56,000,000	4.37500	5/03- 8/07	2.34		-2			“tac2	24	26.48
CA GA3	62,415,000	8.27267	8/01- 2/33	9.22		-2			“Component	24	29.52
ZA GA4	5,000,000	5.50000	5/03- 8/06	1.89		2			“companion z	24	2.36
ISub	6,540,000	5.50000	5/03- 2/33	9.78		10			“Sub. Bond, 3.00 percent of deal	24	3.09

CA Component:
IPI0GA3-1	20,101,227.27	5.50000	5/03-10/09	3.40	-2				“pac io [125-600]	24	9.46
IYIPGA3-3	11,454,545.45	5.50000	5/03- 8/07	2.34	-2				“tac2 io	24	5.42
IPZGA3-2	9,738,000	5.50000	10/09- 8/16	8.15	-2				pac z [125=600]	24	4.61
ITZGA3-4	52,677,000	5.50000	8/06- 2/33	9.32	-2				“tac2 z	24	24.91

 Tot:

5

211,460,000

5.67010

5.10

4.04

4.9003

104.32

		Collateral
Type	Balance	Coupon	Prepay	WAM	Age	WAC
WHOLE	218,000,000	5.500	PSA	350 358	1	6.140

# 1	218,000,000	5.500		358.0	1.0

The information herein has been provided solely by UBS Warburg LLC.  Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.